UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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FIRST INVESTORS SPECIAL BOND FUND, INC.
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
EXECUTIVE INVESTORS TRUST
FIRST INVESTORS LIFE SERIES FUND
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS FUND FOR INCOME, INC.
FIRST INVESTORS GLOBAL FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS SERIES FUND
FIRST INVESTORS SERIES FUND II, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First Investors Management Company, Inc.

95 Wall Street
New York, New York 10005

A Message from the President of the First Investors Funds to all Shareholders

September 2, 2005

Dear Shareholder:

I am writing to ask for your vote, as a shareholder of the First Investors Funds (the "Funds"), at the October 28, 2005 special meeting of shareholders, to (1) elect eight Trustees to serve on the Boards of all of the First Investors Funds (the "Board") and (2) approve the reorganization of each Fund into a corresponding series of one of four newly-established Delaware statutory trusts (collectively, the "New Trusts").

The Board of Directors/Trustees of each First Investors Fund recommends approval of both proposals. The Board believes that the reorganizations will offer a number of benefits to the Funds. Among other things, they will:

•  Allow the Funds to operate under uniform, modern and flexible governing documents that will increase operating efficiency by streamlining the governance process.

•  Update, standardize and streamline certain of the Funds' outdated investment restrictions.

•  Lower the contractual advisory fee rates on half of the Funds, making permanent a portion of the temporary fee waivers that have been approved by the Board and reducing the actual effective rates paid by three of the Funds.

•  Add more advisory fee breakpoints on most of the Funds.

The reorganizations will not result in any increase in the advisory fees paid by any of the Funds. They will also not result in any material change in the investment objective(s) or principal investment strategies of any Fund. The investment adviser, subadvisers, portfolio managers and other service providers will remain the same. The services provided by those service providers will be the same as those currently being provided to each Fund. Each reorganized Fund will offer the same services to shareholders as are currently provided by its corresponding Fund.

If the reorganizations are approved, they will take effect during the first half of 2006. At that time, the shares you currently own in a Fund will be exchanged on a tax-free basis for the same number of shares of the same value of the corresponding series (and class) of one of the four New Trusts. No sales load, commission or other transactional fee will be imposed on shareholders in connection with the tax-free exchange of their shares.

Detailed information about the proposals is contained in the enclosed materials. Whether or not you plan to attend the Meeting in person, your vote is needed. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or internet. You may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each proxy card you receive.

Voting is quick and easy. Everything you need is enclosed. It is important that your vote be received no later than the time of the special shareholders' meeting on Friday, October 28, 2005. To assist with the solicitation of proxies, we have engaged InvestorConnect, a division of The Altman Group, a professional proxy solicitation firm. As the meeting date approaches, if you have not voted your shares you may receive a phone call from InvestorConnect urging you to vote your shares.

If you have any questions about the proposals or the voting instructions please call InvestorConnect, the Funds' proxy agent, toll-free at 1-800-591-6313.

Sincerely,

President of the First Investors Funds

Q&A

Q.  What is happening? Why did I get this big package?

A.  The Funds are conducting a Special Meeting of Shareholders scheduled to be held on Friday, October 28, 2005 to vote on two important matters.

Q.  What issues am I being asked to vote on at the upcoming meeting on October 28, 2005?

A.  You are being asked to approve:

1.  The election of eight Trustees; and

2.  The reorganization of each Fund that you own.

Q.  How does the Board of Directors/Trustees of the Funds recommend that I vote?

A.  The Board unanimously recommends that you vote "FOR" both proposals.

Q.  What are the reasons for the reorganizations?

A.  The primary purposes of the proposed reorganizations are to seek future economies of scale and to eliminate certain costs associated with operating thirteen different business entities organized in two different states, each of which has different fundamental investment restrictions. After the reorganizations there will be 4 different business entities (First Investors Equity Funds, First Investors Income Funds, First Investors Tax Exempt Funds and First Investors Life Series Funds) in one state operating under common fundamental investment restrictions.

Q.  What effect will the reorganizations have on the Funds and their shareholders?

A.  The reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Funds. The reorganizations will allow the Funds to operate under uniform, modern and flexible governing documents that will streamline the governance process and reduce future costs associated with proxy solicitations, Fund governance and compliance monitoring.

Q.  Will the investment advisory fee rate change upon approval of the reorganizations?

A.  The reorganizations will standardize contractual advisory fee rates and add additional breakpoints to all but three of the Funds. The contractual advisory fee rates will be the same or lower than those currently in effect for each Fund. Many of the rate reductions make permanent a portion of the temporary fee waivers that have been approved by the Board. In three cases the actual effective rates paid by the Funds will be reduced.

Q.  Will there be any sales load, commission or other transactional fee in connection with the reorganizations?

A.  No. The full value of your shares of a Fund will be exchanged for the same number of shares of the same class of the corresponding reorganized Fund without any sales load, commission or other transactional fee being imposed.

Q.  What will be the federal income tax consequences of the reorganizations?

A.  There should be no federal income tax consequences as a result of the reorganizations. Each reorganization is designed to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986.

Q.  Who is bearing the expenses related to the proxy solicitation and the reorganizations?

A.  The Funds will bear the expenses associated with the reorganizations, including the costs of printing, mailing, tabulation and solicitation of proxies.

Q.  Will the Funds' investment objectives or strategies change?

A.  The reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any Fund.

Q.  How do I vote my shares?

A.  You can vote your shares at the meeting or you can authorize proxies to vote your shares by mail, internet or telephone utilizing the enclosed proxy card.

If you have additional questions, please call InvestorConnect, your Funds' proxy agent, toll-free at 1-800-591-6313.

FIRST INVESTORS SPECIAL BOND FUND, INC.
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

EXECUTIVE INVESTORS TRUST

First Investors Insured Tax Exempt Fund II

FIRST INVESTORS LIFE SERIES FUND

Blue Chip Fund	International Securities Fund
Cash Management Fund	Investment Grade Fund
Discovery Fund	Target Maturity 2007 Fund
Focused Equity Fund	Target Maturity 2010 Fund
Government Fund	Target Maturity 2015 Fund
Growth Fund	Value Fund
High Yield Fund

FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND

Arizona Fund	Minnesota Fund
California Fund	Missouri Fund
Colorado Fund	New Jersey Fund
Connecticut Fund	North Carolina Fund
Florida Fund	Ohio Fund
Georgia Fund	Oregon Fund
Maryland Fund	Pennsylvania Fund
Massachusetts Fund	Virginia Fund
Michigan Fund

FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS FUND FOR INCOME, INC.
FIRST INVESTORS GLOBAL FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

FIRST INVESTORS SERIES FUND

First Investors Insured Intermediate Tax Exempt Fund
First Investors Blue Chip Fund
First Investors Total Return Fund
First Investors Special Situations Fund
First Investors Investment Grade Fund

FIRST INVESTORS SERIES FUND II, INC.

First Investors Value Fund
First Investors Mid-Cap Opportunity Fund
First Investors All-Cap Growth Fund
First Investors Growth & Income Fund
First Investors Focused Equity Fund

First Investors Management Company, Inc.

95 Wall Street
New York, New York 10005

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 28, 2005

To Shareholders:

NOTICE IS HEREBY GIVEN that each First Investors Fund and, if applicable, on behalf of each of its investment series named above (each an "Old Fund" and, collectively, the "Old Funds"), will hold a special meeting of its shareholders at 95 Wall Street, New York, New York 10005, on October 28, 2005 at 10:00 a.m., Eastern Time (the "Meeting") for the following purposes:

(1)  To elect eight (8) Trustees* for the Old Funds, who will assume office on or about January 1, 2006;

(2)  To approve the proposed Agreements and Plans of Conversion and Termination, pursuant to which each Old Fund named in this Notice of Special Meeting of Shareholders will be reorganized into a corresponding series of one of four newly-established Delaware statutory trusts (each, a "Reorganization" and collectively, the "Reorganizations"); and

(3)  To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

  *  Some of the First Investors Funds are Maryland corporations and others are Massachusetts business trusts. For ease and clarity of presentation, shares of common stock or shares of beneficial interest of a First Investors Fund are referred to herein as "shares," holders of shares are referred to as "shareholders," and the Directors or Trustees of each First Investors Fund are referred to as "Trustees."

The Proxy Statement and the accompanying Proxy Card are also being furnished to persons who have invested in First Investors Special Bond Fund, Inc. ("Special Bond Fund"), or any of the series of First Investors Life Series Fund ("Life Series Fund"), through variable annuity contracts and variable life policies issued by First Investors Life Insurance Company ("FIL"). Although FIL is the sole shareholder of Special Bond Fund and each series of Life Series Fund, it will vote shares that are attributable to variable annuity contracts or variable life policies in accordance with the votes received from the contract owners and policy holders. FIL will vote shares attributable to contract owners or policy holders who do not vote in the same proportion that it votes shares attributable to those who do vote.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Old Fund listed above at the close of business on August 31, 2005.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

InvestorConnect, the Old Funds' proxy agent, is available to assist you if you have any questions about the proposals or the voting instructions. Please contact InvestorConnect at 1-800-591-6313.

IN ADDITION TO VOTING BY MAIL YOU MAY ALSO CONTACT InvestorConnect TO VOTE BY EITHER TELEPHONE OR VIA THE INTERNET,  AS FOLLOWS:

To vote by Telephone:

(1)  Read the Proxy Statement and have your Proxy Card at hand.

(2)  Call the toll-free number that appears on your Proxy Card.

(3)  Enter the control number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet:

(1)  Read the Proxy Statement and have your Proxy Card at hand.

(2)  Go to the website that appears on your Proxy Card.

(3)  Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on the enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Boards of Trustees of the First Investors Funds,

Assistant Secretary

FIRST INVESTORS SPECIAL BOND FUND, INC.
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

EXECUTIVE INVESTORS TRUST

First Investors Insured Tax Exempt Fund II

FIRST INVESTORS LIFE SERIES FUND

Blue Chip Fund	International Securities Fund
Cash Management Fund	Investment Grade Fund
Discovery Fund	Target Maturity 2007 Fund
Focused Equity Fund	Target Maturity 2010 Fund
Government Fund	Target Maturity 2015 Fund
Growth Fund	Value Fund
High Yield Fund

FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND

Arizona Fund	Minnesota Fund
California Fund	Missouri Fund
Colorado Fund	New Jersey Fund
Connecticut Fund	North Carolina Fund
Florida Fund	Ohio Fund
Georgia Fund	Oregon Fund
Maryland Fund	Pennsylvania Fund
Massachusetts Fund	Virginia Fund
Michigan Fund

FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS FUND FOR INCOME, INC.
FIRST INVESTORS GLOBAL FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

FIRST INVESTORS SERIES FUND

First Investors Insured Intermediate Tax Exempt Fund
First Investors Blue Chip Fund
First Investors Total Return Fund
First Investors Special Situations Fund
First Investors Investment Grade Fund

FIRST INVESTORS SERIES FUND II, INC.

First Investors Value Fund
First Investors Mid-Cap Opportunity Fund
First Investors All-Cap Growth Fund
First Investors Growth & Income Fund
First Investors Focused Equity Fund

First Investors Management Company, Inc.
95 Wall Street
New York, New York 10005

PROXY STATEMENT
Special Meeting Of Shareholders
To Be Held on October 28, 2005

September 2, 2005

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES* of Executive Investors Trust, First Investors Cash Management Fund, Inc. ("Cash Management Fund"), First Investors Fund for Income, Inc. ("Fund For Income"), First Investors Global Fund, Inc. ("Global Fund"), First Investors Government Fund, Inc. ("Government Fund"), First Investors Insured Tax Exempt Fund, Inc. ("Insured Tax Exempt Fund"), First Investors Life Series Fund ("Life Series Fund"), First Investors Multi-State Insured Tax Free Fund ("Multi-State Insured Tax Free Fund"), First Investors New York Insured Tax Free Fund, Inc. ("New York Insured Tax Free Fund"), First Investors Series Fund ("Series Fund"), First Investors Series Fund II, Inc. ("Series Fund II), First Investors Special Bond Fund, Inc. ("Special Bond Fund") and First Investors Tax-Exempt Money Market Fund, Inc. ("Tax-Exempt Money Market

* Some of the First Investors Funds are "series funds," meaning that they are comprised of one or more investment series while others are "stand-alone" funds, meaning they do not offer investment series. Secondly, some of the First Investors Funds are Maryland corporations and others are Massachusetts business trusts. For ease and clarity of presentation, each series fund and stand-alone fund are referred to herein as an "Old Fund," shares of common stock or shares of beneficial interest of a First Investors Fund are referred to as "shares," holders of shares are referred to as "shareholders," and the Directors or Trustees of each First Investors Fund are referred to as "Trustees."

Fund"), on behalf of each of its investment series, if any, named above (each an "Old Fund" and collectively, the "Old Funds"), to be voted at a special meeting of shareholders to be held on Friday, October 28, 2005, at 95 Wall Street, New York, New York, at 10:00 a.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The Meeting and any adjournment(s) or postponement(s) of the Meeting are referred to in the Proxy Statement as the "Meeting"). This Proxy Statement, along with a Notice of a Meeting and Proxy Card, is first being mailed to shareholders of the Old Funds on or about September 9, 2005.

The following Proposals affecting all of the Old Funds will be considered and acted upon at the Meeting:

Proposal	Page
(1) To elect eight (8) Trustees for the Old Funds, who will assume office on or about January 1, 2006.	4

(2) To approve proposed Agreements and Plans of Conversion and Termination pursuant to which each Old Fund will be reorganized into a corresponding series of one of four newly-established Delaware statutory trusts (each, a "Reorganization" and collectively, the "Reorganizations").	11

(3) To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

This Proxy Statement and the accompanying Proxy Card are also being furnished to persons who have invested in Special Bond Fund or any of the series of Life Series Fund through variable annuity contracts and variable life policies issued by First Investors Life Insurance Company ("FIL"). Although FIL is the sole shareholder of Special Bond Fund and each series of Life Series Fund, it will vote shares that are attributable to variable annuity contracts or variable life policies in accordance with the votes received from the contract owners and policy holders. FIL will vote shares attributable to contract owners or policy holders who do not vote in the same proportion that it votes shares attributable to those who do vote. Since contract owners and policy holders essentially are entitled to vote through FIL, we will refer to them hereinafter simply as "shareholders."

VOTING INFORMATION

Shareholders of all Old Funds are entitled to one vote for each Old Fund share and a fractional vote for each fractional share held directly or held indirectly through variable life policies or a variable annuity contract. Shareholders of record of all Old Funds listed above as of the close of business on August 31, 2005 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, each Old Fund had the number of shares issued and outstanding, consisting of Class A shares and Class B shares, if applicable, as set forth in Exhibit H. To the best of the Old Funds' knowledge, Exhibit I sets forth, as of July 29, 2005, certain information regarding persons who own beneficially or of record more than 5% of any class of shares of the Old Funds.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" each proposal and "FOR" or "AGAINST" any other business which may properly arise at the Meeting, in the proxies' discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Assistant Secretary of the Old Funds ("Assistant Secretary"). To be effective, such revocation must be received by the Assistant Secretary prior to the Meeting and must indicate the shareholder's name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Quorum and Adjournment

With respect to Executive Investors Trust, Multi-State Insured Tax Free Fund, Series Fund and Special Bond Fund, the presence in person or by proxy of the holders of record of (1) a majority of the total outstanding shares of such Old Fund (with all series, if any, of such Old Fund counted together) shall constitute a quorum at the Meeting for purposes of Proposal 1 and (2) a majority of the total outstanding shares of each series, if applicable, of such Old Fund (with each series counted separately) shall constitute a quorum at the Meeting for purposes of Proposal 2. With respect to

Life Series Fund, the presence in person or by proxy of the holders of record of a majority of the total outstanding shares of Life Series Fund (with all series counted together) shall constitute a quorum at the Meeting for purposes of both Proposals 1 and 2. With respect to Cash Management Fund, Fund for Income, Global Fund, Government Fund, Insured Tax Exempt Fund, New York Insured Tax Free Fund, Tax-Exempt Money Market Fund and Series Fund II, the presence in person or by proxy of the holders of record of (1) one-third of the total outstanding shares of such Old Fund (with all series, if any, of such Old Fund counted together) shall constitute a quorum at the Meeting for purposes of Proposal 1 and (2) one-third of the total outstanding shares of each series, if applicable, of such Old Fund (with each series counted separately) shall constitute a quorum at the Meeting for purposes of Proposal 2.

In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve one or both of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment may be an adjournment with respect to one or both proposals and will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any such adjournment if they believe that the adjournment and additional proxy solicitation are reasonable and in the interests of the Old Funds' shareholders. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Required Vote

Approval of Proposal 1 will be determined separately for each Old Fund that is a stand-alone fund and each Old Fund that is a series fund. Assuming the presence of a quorum, approval of Proposal 1 by:

•  each Old Fund, except Executive Investors Trust, Life Series Fund, Multi-State Insured Tax Free Fund and Series Fund, requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting; and

•  Executive Investors Trust, Life Series Fund, Multi-State Insured Tax Free Fund and Series Fund require the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting.

Approval of Proposal 2 will be determined separately for each Old Fund on a series-by-series basis if the Old Fund is a series fund and each Old Fund that is a stand-alone fund. Assuming the presence of a quorum, approval of Proposal 2 by:

•  Cash Management Fund, Government Fund, New York Insured Tax Free Fund and Tax-Exempt Money Market Fund, and by each series comprising Series Fund II requires the affirmative vote of a majority of the outstanding shares of such Old Fund entitled to vote at the Meeting;

•  Fund for Income, Global Fund, Insured Tax Exempt Fund and Special Bond Fund requires the affirmative vote of two-thirds of the outstanding shares of such Old Fund entitled to vote at the Meeting; and

•  Executive Investors Trust and each series comprising Life Series Fund, Multi-State Insured Tax Free Fund and Series Fund requires the affirmative vote of the lesser of (1) 67% or more of the shares of such Old Fund present at the Meeting, if more than 50% of the outstanding shares of such Old Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares of such Old Fund.

Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality or a majority of the votes cast but will effectively be a vote against Proposal 2 for which the required vote is a percentage of the shares present at the Meeting or outstanding.

Solicitation of Proxies

The solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Old Funds' officers or employees or representatives of First Investors Management

Company, Inc. ("FIMCO" or "Adviser"), the investment adviser to the Old Funds, or one of its affiliates or by proxy soliciting firms retained by the Old Funds. The Old Funds have retained InvestorConnect, a division of The Altman Group, Inc., as proxy agent, to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and facsimile. By contract with the Old Funds, InvestorConnect, among other things, will provide proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy agent is estimated to be between $600,000 and $800,000, excluding printing and mailing costs. Costs will vary depending on, among other things, the number of solicitations made. The Old Funds' officers, and those employees and representatives of FIMCO who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation, including retaining InvestorConnect, will be borne by the Old Funds. In addition, the Old Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The Old Funds may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareholder Reports

The most recent annual reports of the Old Funds, including financial statements, for the fiscal years ended September 30, 2004 and December 31, 2004 and the most recent semi-annual reports succeeding the annual reports have been mailed previously to shareholders. (A complete list of the Old Funds and their applicable fiscal year ends can be found at Exhibit F.) If you would like to receive additional copies of these shareholder reports free of charge, or copies of any previous or subsequent shareholder reports, please contact Administrative Data Management Corp. ("ADM"), Raritan Plaza 1, Edison, NJ 08837 or call 1-800-423-4026.

PROPOSAL 1
Affected: All Old Funds
ELECTION OF TRUSTEES

What are shareholders being asked to approve in Proposal 1?

The purpose of this proposal is to elect a new Board of Trustees for each of the Old Funds (except as otherwise specified, the Boards of Trustees of the Old Funds will be referred to collectively as the "Board"). If elected, the new Board will assume office on or about January 1, 2006. It is intended that the enclosed Proxy Card will be voted "FOR" the election as Trustees of the Old Funds of the eight nominees listed below (each, a "Nominee" and collectively, the "Nominees"). Each of the eight Nominees is standing for election. All Nominees whose names are preceded by an asterisk (*) are currently Trustees of the Old Funds, and each such incumbent Trustee has served in that capacity since originally elected or appointed. On May 19, 2005 Messrs. Charles R. Barton, III, Stefan L. Geiringer and Arthur M. Scutro, Jr. were each nominated by the current Independent Trustees (defined below) to replace Mr. Glenn O. Head who retired at the end of 2004 and Messrs. Rex R. Reed and Herbert Rubinstein who will retire at the end of 2005. None of these new nominees have previously served on the Board. If elected, each Nominee, except Ms. Kathryn S. Head and Mr. John T. Sullivan would serve as a Trustee who is not an "interested person" (an "Independent Trustee"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (each Nominee who is not or would not be an Independent Trustee will be referred to as an "Interested Trustee"), of the Old Funds.

Charles R. Barton, III
Stefan L. Geiringer
*Robert M. Grohol
*Kathryn S. Head
Arthur M. Scutro, Jr.
*James M. Srygley
*John T. Sullivan
*Robert F. Wentworth

The Nominating and Compensation Committee of the Board, which is comprised solely of Independent Trustees, met to consider Board candidates and, after due consideration, recommended to the Board the Nominees listed above for election by shareholders. The Nominating and Compensation Committee took into consideration the general knowledge, background, and experience of each Nominee. In particular, the Nominating and Compensation Committee considered each Nominee's ability to bring integrity, insight, energy and analytical skills to the deliberations of the Board; and ability and willingness to make the considerable time commitment necessary to function as an effective Board member. In the case of incumbent Nominees, the Nominating and Compensation Committee also considered their prior years of service as Trustees of the Old Funds and their familiarity with the Old Funds. The Board discussed with the Nominating and Compensation Committee its recommendations and, after due consideration, determined to recommend to shareholders the election of each of the Nominees listed above.

As will be explained in greater detail in Proposal 2, the Board has approved a series of initiatives that are designed to streamline and modernize the operations of the Old Funds by, among other things, redomiciling each of the Old Funds into corresponding series of First Investors Equity Funds, First Investors Income Funds, First Investors Tax Exempt Funds and First Investors Life Series Funds (each a "New Trust" and collectively the "New Trusts"), which are four newly-established Delaware statutory trusts. If elected by shareholders of the Old Funds, the same individuals will serve as Trustees of the New Funds (defined below).

It is the intention of the persons named in the enclosed Proxy Card to vote in favor of the election of each Nominee. The Nominees each have consented to be named in this Proxy Statement and to serve as Trustees if elected. The Board has no reason to believe that any of the Nominees will become unavailable for election as Trustees, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend. None of the Nominees is related to one another.

No Nominee is a party adverse to any Old Fund or any of its affiliates in any material pending legal proceeding, nor does any Nominee have any interest materially adverse to any Old Fund or any of its affiliates.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, year of birth, principal occupations during the past five years, and other current directorships, is set forth in the table below. For purposes of this Proxy Statement, "Fund Complex" and "Family of Investment Companies" are used interchangeably to mean the Old Funds and each series thereof.

INFORMATION REGARDING NOMINEES
FOR ELECTION AT THE MEETING

Name, Year of Birth, Address[1]	Position(s) Held with the Old Funds and Length of Time Served[2]	Principal Occupation During Past Five Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee, if elected[3]
Nominees for Independent Trustee

Charles R. Barton, III (1965)	n/a	President, Noe Pierson Corporation (management service provider); Trustee of the Barton Group, LLC (garnet mining and industrial abrasives).	49

Stefan L. Geiringer (1934)	n/a	Senior Vice President of Pepco Energy Services since 2003; founder/owner and President of North Atlantic Utilities, Inc. from 1987-2003.	49

Robert M. Grohol (1932)	Trustee since 2000	Retired; formerly Senior Vice President of Operations of Beneficial Corporation (consumer financial services).	49

Arthur M. Scutro, Jr. (1941)	n/a	Retired; formerly Vice President of UBS PaineWebber.	49

James M. Srygley (1932)	Trustee since 1995	Retired; formerly Vice President, Marketing and Refinement Division, Mobil Oil Corporation; owner of Hampton Properties, Inc. (real property management and investments).	49

Robert F. Wentworth (1929)	Trustee since 1992	Retired; formerly financial and planning executive with American Telephone & Telegraph Company.	49

Name, Year of Birth, Address[1]	Position(s) Held with the Old Funds and Length of Time Served[2]	Principal Occupation During Past Five Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee, if elected[3]
Nominees for Interested Trustee

Kathryn S. Head* (1955)	Trustee since 1994 President since 2001	Chairman, President and Director of First Investors Consolidated Corporation, First Investors Management Company, Inc., Administrative Data Management Corp., First Investors Resources, Inc., First Investors Leverage Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, and First Investors Credit Funding Corporation; Chairman and Director of First Investors Federal Savings Bank, First Investors Corporation, School Financial Management Services, Inc., First Investors Life Insurance Company, First Investors Credit Corporation, and First Investors Realty Company, Inc.	49

John T. Sullivan* (1932)	Trustee since 1979	Director of First Investors Corporation, First Investors Consolidated Corporation, First Investors Management Company, Inc., Administrative Data Management Corp., First Investors Life Insurance Company, First Investors Resources, Inc., First Investors Leverage Corporation, First Investors Realty Company, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Credit Corporation and First Investors Credit Funding Corporation; formerly, Of Counsel of Hawkins, Delafield & Wood.	49

1 The addresses for each Nominee and Trustee is c/o the First Investors Funds, 95 Wall Street, New York, New York 10005.

2 Each Trustee serves for an indefinite term and until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in the applicable Old Fund's organizational documents or by statute. Length of time served is measured from the date of first service as a Trustee of any of the Old Funds.

3 If the new Board is elected, it will oversee all Old Funds in the Fund Complex.

* Ms. Head is considered an Interested Trustee because (a) she is an indirect owner of more than 5% of the voting stock of FIMCO and First Investors Corporation ("Underwriter" or "FIC"), the principal underwriter for certain Old Funds and (b) she is an officer, director and employee of FIMCO and FIC. Mr. Sullivan is considered an Interested Trustee because he is a director of FIMCO, FIC and certain other affiliates and he indirectly owns securities issued by FIMCO and FIC.

Who are the Other Executive Officers of the Old Funds?

Executive officers of the Old Funds are appointed by the Board to oversee the day-to-day activities of each Old Fund. Information about the executive officers of the Old Funds not listed above, including their principal occupations during the past five years, is set forth below.

Name, Year of Birth, Address[1]	Position(s) Held with the Old Funds and Length of Time Served[2]	Principal Occupation During Past Five Years
Joseph I. Benedek (1957)	Treasurer since 1988	Treasurer and Principal Accounting Officer of First Investors Management Company, Inc.

Larry R. Lavoie (1947)	Chief Compliance Officer since 2004	Chief Compliance Officer of First Investors Management Company, Inc. and Director/Trustee and General Counsel of First Investors Corporation and various affiliates.

(1) The address of each officer is c/o the First Investors Funds, 95 Wall Street, New York, New York 10005.

(2) Officers are generally elected and appointed by the Board for one-year terms.

What is the Share Ownership in the Old Funds by the Nominees, Other Trustees and the Executive Officers?

As of July 29, 2005, each of the Nominees and executive officers of the Old Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of any class of shares of the Old Funds. As of such date, Mr. Rubinstein who will retire at the end of 2005, beneficially owned (jointly with his wife and through two revocable trusts) 1.5% of the Class A shares of the Colorado Fund of Multi-State Insured Tax Free Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and Messrs. Reed and Rubinstein (who will retire at the end of 2005) of the Old Funds and of all Old Funds in the Family of Investment Companies as of June 30, 2005. The information as to beneficial ownership is based on statements furnished by each Nominee and Messrs. Reed and Rubinstein.

Name of Trustee/Nominee	Old Funds	Aggregate Dollar Range of Securities Owned	Aggregate Dollar Range of Securities in Investment Companies overseen by Trustee in Family of Investment Companies
Independent Trustees/Nominees

Robert M. Grohol	First Investors All-Cap Growth Fund of Series Fund II	$50,001-$100,000	Over $100,000

	First Investors Value Fund of Series Fund II	$10,001-$50,000

	First Investors Mid-Cap Opportunity Fund of Series Fund II	$10,001-$50,000

Rex R. Reed	First Investors Blue Chip Fund of Series Fund	$50,001-$100,000	Over $100,000

	First Investors Growth & Income Fund of Series Fund II	$50,001-$100,000

	First Investors Special Situations Fund of Series Fund	Over $100,000

	First Investors Insured Intermediate Tax Exempt Fund of Series Fund	$50,001-$100,000

	First Investors All-Cap Growth Fund of Series Fund II	$50,001-$100,000

	Global Fund	Over $100,000

	First Investors Mid-Cap Opportunity Fund of Series Fund II	$50,001-$100,000

Herbert Rubinstein	Global Fund	$10,001-$50,000	Over $100,000

	First Investors Value Fund of Series Fund II	$10,001-$50,000

	Cash Management Fund	Over $100,000

	First Investors Insured Intermediate Tax Exempt Fund of Series Fund	$1-$10,000

	Colorado Fund of Multi-State Insured Tax Free Fund	Over $100,000

	Tax-Exempt Money Market Fund	Over $100,000

	Fund For Income	$10,001-$50,000

	Blue Chip Fund of Life Series Fund	$10,001-$50,000

	Discovery Fund of Life Series Fund	$1-$10,000

	Growth Fund of Life Series Fund	$10,001-$50,000

	High Yield Fund of Life Series Fund	$10,001-$50,000

	Insured Tax Exempt Fund	$10,001-$50,000

Name of Trustee/Nominee	Old Funds	Aggregate Dollar Range of Securities Owned	Aggregate Dollar Range of Securities in Investment Companies overseen by Trustee in Family of Investment Companies
James M. Srygley	Global Fund	$10,001-$50,000	Over $100,000

	First Investors Blue Chip Fund of Series Fund	$10,001-$50,000

	First Investors Special Situations Fund of Series Fund	$50,001-$100,000

	First Investors All-Cap Growth Fund of Series Fund II	$10,001-$50,000

	First Investors Focused Equity Fund of Series Fund II	$10,001-$50,000

	First Investors Total Return Fund of Series Fund	$50,001-$100,000

	First Investors Growth & Income Fund of Series Fund II	$10,001-$50,000

	First Investors Value Fund of Series Fund II	Over $100,000

	Fund For Income	$50,001-$100,000

	Cash Management Fund	$10,001-$50,000

	First Investors Insured Tax Exempt Fund II of Executive Investors Trust	Over $100,000

	New Jersey Fund of Multi-State Insured Tax Free Fund	$50,001-$100,000

	First Investors Investment Grade Fund of Series Fund	$10,001-$50,000

Robert F. Wentworth	Global Fund	$1-$10,000	$50,001-$100,000

	First Investors All-Cap Growth Fund of Series Fund II	$1-$10,000

	First Investors Value Fund of Series Fund II	$10,001-$50,000

	Fund for Income	$10,001-$50,000

	First Investors Insured Intermediate Tax Exempt Fund of Series Fund	$10,001-$50,000

Charles R. Barton, III	None	None	None

Stefan L. Geiringer	None	None	None

Arthur M. Scutro, Jr.	None	None	None

Interested Trustees/Nominees

Kathryn S. Head	Global Fund	$10,001-$50,000	Over $100,000

	First Investors All-Cap Growth Fund of Series Fund II	$10,001-$50,000

	First Investors Growth & Income Fund of Series Fund II	$10,001-$50,000

	First Investors Mid-Cap Opportunity Fund of Series Fund II	$10,001-$50,000

	First Investors Value Fund of Series Fund II	$10,001-$50,000

	First Investors Special Situations Fund of Series Fund	$10,001-$50,000

	Cash Management Fund	$50,001-$100,000

	First Investors Insured Intermediate Tax Exempt Fund of Series Fund	$10,001-$50,000

	First Investors Insured Tax Exempt Fund II of Executive Investors Trust	$50,001-$100,000

	New Jersey Fund of Multi-State Insured Tax Free Fund	$50,001-$100,000

	Fund For Income	$50,001-$100,000

	First Investors Investment Grade Fund of Series Fund	$10,001-$50,000

	Government Fund	$1-$10,000

John T. Sullivan	None	None	None

It is expected that the Board will meet each year at four regularly scheduled formal meetings and at a minimum of two informal meetings. During each of the most recent fiscal years ended September 30, 2004 and December 31, 2004, the Board met seven times at formal and informal meetings. Each incumbent Trustee attended at least 75% of all meetings of the Board held during those fiscal years, including the meetings of the Board's standing committees on which such Trustee was a member. The Old Funds do not hold annual shareholders meetings and, therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

If elected, each Nominee will serve for an indefinite term and until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in the Old Funds' organizational documents or by statute. If Proposal 2 is approved by shareholders, the Old Funds will operate under the by-laws of the New Trusts which provide that the Board will review a Trustee's service after 15 years and determine, by a majority vote, whether such Trustee may continue serving on the Board. The Board may approve such Trustee's continued service, subject to a mandatory retirement age in all cases of 80.

What is the Compensation for Trustees on the Board?

Interested Trustees and officers of the Old Funds are paid by FIMCO, the investment adviser to the Old Funds, and such persons receive no compensation from the Old Funds. Each Old Fund pays its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds to the Fund Complex, which would be subject to oversight by the Board.

The following table lists compensation paid to the Independent Trustees of the Old Funds for the twelve-month period ended December 31, 2004, as well as information regarding compensation from the Fund Complex for the twelve-month period ended December 31, 2004.

No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Old Fund, its subsidiaries or any investment company in the Fund Complex.

Compensation Table

Name of Trustee	Aggregate Compensation From the Old Funds	Pension or Retirement Benefits Accrued as Part of the Old Funds' Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex[1]
Robert M. Grohol	$46,000	n/a	n/a	$46,000
Rex R. Reed	$46,000	n/a	n/a	$46,000
Herbert Rubinstein	$46,000	n/a	n/a	$46,000
James M. Srygley	$46,000	n/a	n/a	$46,000
Robert F. Wentworth	$46,000	n/a	n/a	$46,000

(1) There were 49 Old Funds in the Fund Complex at December 31, 2004 to which aggregate compensation relates.

What are the Old Funds' Standing Committees?

The same Trustees serve on the Boards for all of the Old Funds. The Board plays an important supervisory role with respect to oversight of the management of the Old Funds. Among other things, the Board is responsible for the annual approval of investment advisory contracts, oversight of portfolio performance, and the oversight of decisions that have been made by the Adviser and subadvisers, as applicable, pursuant to delegated authority. There are two standing committees of the Board, the "Audit Committee" and the "Nominating and Compensation Committee," both of which are comprised solely of the Independent Trustees. The Audit Committee may designate one member to serve as the Chairperson of the Committee and the Chairperson is currently serving a three-year term. The Nominating and Compensation Committee elects from its members a Chairperson who serves for a three-year term and until a successor is elected.

The members of the Audit Committee are Messrs. Grohol, Reed, Rubinstein, Srygley and Wentworth (Chairperson). The Audit Committee is responsible for, among other things, overseeing the Old Funds' accounting, financial reporting, and internal controls, approving the selection, retention, or termination of the Old Funds' independent registered public accounting firm, evaluating the independence of the Old Funds' independent registered public accountants, pre-approving any audit and non-audit services provided to the Old Funds and certain non-audit services provided to the Old Funds' Adviser or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Old Fund management regarding the design or operation of the Old Funds' internal controls, investigating improprieties or suspected improprieties in the Old Funds' accounting or financial reporting, and reporting its activities to the full Board on a regular basis. During each of the fiscal years ended September 30, 2004 and December 31, 2004, the Audit Committee met three times.

The members of the Nominating and Compensation Committee are Messrs. Grohol (Chairperson), Reed, Rubinstein, Srygley and Wentworth. The Nominating and Compensation Committee is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates' qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, and reviewing director compensation. The Nominating and Compensation Committee was established in November 2004. The functions of the Nominating and Compensation Committee previously had been integrated into the Independent Directors Committee, which met seven times, at both formal and informal meetings, during each of the fiscal years ended September 30, 2004 and December 31, 2004. The Nominating and Compensation Committee has adopted a charter, a current copy of which is available on the First Investors Funds' website at www.firstinvestors.com.

In considering candidates for election to the Board, the Nominating and Compensation Committee considers, among other things, the prospective nominee's educational background, business or professional experience, and reputation. Prospective nominees should demonstrate an ability to bring integrity, insight, energy and analytical skills to Board deliberations. In addition, all prospective nominees must demonstrate an ability and willingness to make the considerable time commitment believed necessary to his or her function as an effective Board member. When the Board has, or expects to have, a vacancy, the Nominating and Compensation Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. All candidates will be evaluated based upon the criteria described above and such other additional qualifications as the Nominating and Compensation Committee may adopt from time to time. The Nominating and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating and Compensation Committee at the First Investors Funds' offices c/o First Investors Management Company, Inc., 95 Wall Street, New York, New York 10005.

What Vote is Required by Shareholders to Approve Proposal 1?

Election of the Nominees for Trustees must be approved separately for each Old Fund that is a stand-alone fund and each Old Fund that is a series fund. Approval of this Proposal 1 by:

•  each Old Fund, except Executive Investors Trust, Life Series Fund, Multi-State Insured Tax Free Fund and Series Fund, requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting; and

•  Executive Investors Trust, Life Series Fund, Multi-State Insured Tax Free Fund and Series Fund require the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES OF THE OLD FUNDS.

PROPOSAL 2
Affected: All Old Funds
APPROVAL OF AGREEMENTS AND PLANS OF
CONVERSION AND TERMINATION

OVERVIEW

How will the Old Funds be Reorganized?

At a meeting of the Board of the Old Funds held on August 18, 2005, the Board of each Old Fund approved, on behalf of such Old Funds, an Agreement and Plan of Conversion and Termination (each a "Reorganization Agreement" and collectively, the "Reorganization Agreements") substantially in the forms attached to this Proxy Statement as Exhibits A-1 (for Old Funds organized as Maryland corporations) and A-2 (for Old Funds organized as Massachusetts business trusts), pursuant to which each Old Fund would be reorganized into a corresponding series of the First Investors Equity Funds, First Investors Income Funds, First Investors Tax Exempt Funds, or First Investors Life Series Funds, which are newly-established Delaware statutory trusts, as set forth below. The name of each Old Fund after the Reorganizations is indicated in the right-hand column.

Existing Old Funds	New Funds after Reorganization
First Investors Equity Funds, with the following series

First Investors Global Fund, Inc.	Global Fund

First Investors Series Fund (only those series at right)*	Blue Chip Fund Special Situations Fund Total Return Fund

First Investors Series Fund II, Inc. (all series)	All-Cap Growth Fund Focused Equity Fund Growth and Income Fund	Mid-Cap Opportunity Fund Value Fund

First Investors Income Funds, with the following series

First Investors Cash Management Fund, Inc.	Cash Management Fund

First Investors Fund For Income, Inc.	Fund For Income

First Investors Government Fund, Inc.	Government Fund

First Investors Series Fund (only the series at right)*	Investment Grade Fund

First Investors Tax Exempt Funds, with the following series

Executive Investors Trust (all series)	Insured Tax Exempt Fund II

First Investors Insured Tax Exempt Fund, Inc.	Insured Tax Exempt Fund

First Investors Multi-State Insured Tax Free Fund (all series)	Arizona Insured Tax Free Fund
California Insured Tax Free Fund
Colorado Insured Tax Free Fund
Connecticut Insured Tax Free Fund
Florida Insured Tax Free Fund
Georgia Insured Tax Free Fund
Maryland Insured Tax Free Fund
Massachusetts Insured Tax Free Fund
Michigan Insured Tax Free Fund	Minnesota Insured Tax Free Fund
Missouri Insured Tax Free Fund
New Jersey Insured Tax Free Fund
North Carolina Insured Tax Free Fund
Ohio Insured Tax Free Fund
Oregon Insured Tax Free Fund
Pennsylvania Insured Tax Free Fund
Virginia Insured Tax Free Fund

First Investors Series Fund (only the series at right)*	Insured Intermediate Tax Exempt Fund

First Investors Tax-Exempt Money Market Fund, Inc.	Tax-Exempt Money Market Fund

First Investors New York Insured Tax Free Fund, Inc.	New York Insured Tax Free Fund

Existing Old Funds	New Funds after Reorganization
First Investors Life Series Funds, with the following series

First Investors Life Series Fund (all series)	Blue Chip Fund Cash Management Fund Discovery Fund Focused Equity Fund Government Fund Growth Fund High Yield Fund	International Securities Fund Investment Grade Fund Target Maturity 2007 Fund Target Maturity 2010 Fund Target Maturity 2015 Fund Value Fund

First Investors Special Bond Fund, Inc.	Special Bond Fund

* Series Fund which consists of five series will be restructured in the Reorganizations so that First Investors Blue Chip Fund, First Investors Special Situations Fund and First Investors Total Return Fund, which principally invest in equity securities will become series of First Investors Equity Funds; First Investors Investment Grade Fund, which principally invests in investment grade debt securities, will become a series of First Investors Income Funds; and First Investors Insured Intermediate Tax Exempt Fund, which principally invests in municipal bonds and other municipal securities, will become a series of First Investors Tax Exempt Funds.

What are shareholders being asked to approve in Proposal 2?

Shareholders of each Old Fund are now being asked to approve the applicable Reorganization Agreement. If shareholders of each Old Fund approve the applicable Reorganization Agreement, the Trustees and officers of the respective Old Fund will implement the Reorganization Agreement on behalf of such Old Fund. If approved, it is expected that the Reorganization for each Old Fund with a fiscal year ending September 30, 2005, will take effect after the close of business on or about January 27, 2006 and the Reorganization for each Old Fund with a fiscal year ending December 31, 2005, will take effect after the close of business on or about April 28, 2006 (each "Closing Date"), although these dates may be adjusted in accordance with each Reorganization Agreement.

Each Reorganization Agreement contemplates:

•  the transfer of all of the assets of each Old Fund to a corresponding series of one of the New Trusts designated in the table above (each a "New Fund") in exchange for shares of beneficial interest (referred to simply as "shares") of the corresponding New Fund;

•  the assumption by the corresponding New Fund of all of the liabilities of the Old Fund;

•  the distribution to shareholders of each class of the Old Fund, in exchange for his or her shares of the Old Fund, the same number of full and fractional shares of the corresponding class of the respective New Fund having an aggregate net asset value equal to the aggregate net asset value of the full and fractional shares of that class of the Old Fund held by that shareholder at the close of business on the applicable Closing Date; and

•  the subsequent complete termination of the Old Fund.

The consummation of any Reorganization is not contingent on the consummation of any other Reorganization. For a more detailed discussion of the terms of the Reorganization Agreements, please see "Summary of the Reorganization Agreements" below.

If approved, the Reorganizations will have the following effects with respect to the New Funds:

(1)  If elected, the same Trustees nominated for election in Proposal 1 will serve as Trustees for the New Funds (except as otherwise specified, the Boards of Trustees of the New Funds will also be referred to collectively as the "Board").

(2)  The New Funds will enter into investment advisory agreements with FIMCO that are the same as the agreements currently in place with respect to the Old Funds, except that there will be new fee schedules under which the contractual advisory fee rates for half of the New Funds (25 of 49) will be lower than those currently in effect for the Old Funds, while the contractual advisory fee rates for the remaining New

Funds will be the same as those currently in effect for the Old Funds. The contractual fee rate reductions will make permanent a portion of the fee waivers that have been previously approved by the Boards of the Old Funds on a temporary basis and will lower the actual effective rates paid by three of the New Funds. In addition, all of the New Funds (except Cash Management Fund, Tax-Exempt Money Market Fund and First Investors Insured Intermediate Tax Exempt Fund of Series Fund which have flat advisory fee rates) corresponding to Old Funds that incorporate breakpoints in their advisory fee rates will benefit, to the extent assets reach certain levels, from breakpoints that are proposed to be added.

(3)  First Investors Equity Funds and First Investors Life Series Funds will enter into subadvisory agreements with FIMCO and Wellington Management Company, LLP ("Wellington Management") for the New Funds corresponding to (a) the Global Fund, (b) the Focused Equity Fund, the Growth Fund, and the International Securities Fund of Life Series Fund and (c) the First Investors Focused Equity Fund and the First Investors All-Cap Growth Fund of Series Fund II that are the same as the agreements currently in place with respect to these Old Funds.

(4)  First Investors Equity Funds and First Investors Life Series Funds will enter into subadvisory agreements with FIMCO and Paradigm Capital Management, Inc. ("Paradigm") for the New Funds corresponding to (a) First Investors Special Situations Fund of Series Fund and (b) Discovery Fund of Life Series Fund that are the same as the agreements currently in place with respect to these Old Funds.

(5)  The New Funds will apply for an exemptive order from the Securities and Exchange Commission ("SEC"), which would permit FIMCO and the Board of the New Funds to appoint and replace subadvisers, to enter into subadvisory agreements and to amend subadvisory agreements on behalf of the New Funds without shareholder approval. Such changes could be effected for any New Fund so long as the overall investment advisory fee rates paid by such fund remain the same or decrease.

(6)  Distribution plans will be adopted in accordance with Rule 12b-1 under the 1940 Act with respect to each applicable New Fund and its classes which are substantially similar to the existing plans, except that the "reimbursement" distribution plans will be converted into "compensation" plans and the lone "defensive" plan will be eliminated.

(7)  The investment objective(s) of each New Fund will be non-fundamental, meaning that the Board of the New Funds may change the investment objective(s) of the New Funds when the Board believes that changes are necessary or appropriate in light of market circumstances or other events, without shareholder approval.

(8)  The investment objective of the New Funds corresponding to the Blue Chip Fund of Life Series Fund, the First Investors Blue Chip Fund of Series Fund and First Investors Insured Tax Exempt Fund II of Executive Investors Trust will be revised in minor respects as described under "Comparison of the New Funds and the Old Funds-How will the Old Funds' Investment Objectives Change?" below.

(9)  The New Funds will adopt certain investment restrictions which update, standardize and streamline the investment restrictions currently in effect for the Old Funds.

(10)  Shareholders will be deemed to have approved, to the extent necessary, any actions required to terminate each Old Fund.

Shareholders of the Old Funds are not being asked to vote separately on these matters. By voting "FOR" Proposal 2 shareholders will effect all the actions described above. More information on each of these matters is discussed under "Comparison of the New Funds and the Old Funds" below.

Why is the Board recommending approval of the Reorganization Agreements?

As noted earlier, at meetings held on August 18, 2005, the Board of the Old Funds approved a series of initiatives that are designed to streamline and modernize the operations of the Old Funds by redomiciling each of the Old Funds to a single jurisdiction under a single form of declaration of trust and operating under a uniform set of statutorily-mandated investment restrictions. These initiatives are being implemented in a series of steps, the majority of which are expected to be completed for each Old Fund with a fiscal year ending September 30, 2005, on or about January 27, 2006, and for each Old Fund with a fiscal year ending December 31, 2005, on or about April 28, 2006.

The primary purpose of the proposed Reorganizations is to seek future economies of scale and to eliminate certain costs associated with operating thirteen different business entities that are organized in two different states. In unanimously approving the Reorganization Agreements and recommending that shareholders of the Old Funds also approve the Reorganization Agreements, the Board of the Old Funds was provided and evaluated such information as it reasonably believed necessary to consider the proposed Reorganizations. The Board of the Old Funds determined that (1) the interests of each Old Fund's shareholders would not be diluted as a result of the Reorganizations and (2) the Reorganizations would be in the best interests of each Old Fund and its shareholders. Summarized below are the key factors considered by the Board:

•  In recent years, many mutual funds have reorganized as Delaware statutory trusts. FIMCO informed the Board that the Delaware statutory trust form of organization provides more flexibility with respect to the administration of the New Funds, which potentially could lead to greater operating efficiencies and lower expenses for shareholders of the New Funds.

•  FIMCO informed the Board that the New Funds may be able to realize greater operating efficiencies because the Reorganizations would permit the New Funds to (1) eliminate the many differences in voting, record date, quorum and other corporate requirements under the governing documents of the Old Funds and (2) operate under uniform, modern and flexible governing documents that would streamline the governance process, reduce future reporting, filing and proxy costs and reduce costs associated with Fund governance and compliance monitoring.

•  The Board considered that the investment adviser, the subadvisers and other service providers will remain the same. The advisory agreements will remain the same, except for the names of the New Funds and, as further discussed in the following paragraph, the new fee schedules. The subadvisory agreements will remain the same, except for the names of the New Funds.The services provided by these service providers will be the same as those currently being provided to each Old Fund. Although all Rule 12b-1 distribution plans that are reimbursement plans will be converted to compensation plans, FIMCO informed the Board that there will be no change to how FIC incurs Rule 12b-1 expenses, records them, or reports them to the Board, nor will the conversion change the Board's control over approval of Rule 12b-1 payments.

•  The Board considered that the contractual advisory rates for half of the New Funds (25 of 49) will be lower than those currently in effect for the Old Funds, the contractual advisory rates for the remaining New Funds will be the same as those currently in effect for the Old Funds, and that the actual effective rates paid by three of the New Funds would be lower than those paid by the corresponding Old Funds. In addition, the Board noted that all but three of the New Funds will benefit, to the extent assets reach certain levels, from the addition of breakpoints that are proposed to be added to the advisory rates for the New Funds.

•  FIMCO informed the Board that the Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Old Funds even though (1) the New Funds will adopt investment objectives that may be changed with approval of the Board only, and (2) the investment objective of the New Funds corresponding to the Blue Chip Fund of Life Series Fund, the First Investors Blue Chip Fund of Series Fund and First Investors Insured Tax Exempt Fund II of Executive Investors Trust will be revised in minor respects.

•  The New Funds will adopt certain investment restrictions which update, standardize and streamline the investment restrictions currently in effect for the Old Funds which would simplify portfolio management and compliance monitoring for the New Funds.

•  The Board considered the estimated cost of the Reorganizations, including the costs of holding shareholder meetings and of obtaining shareholder approval of the Reorganizations, the fact that a significant portion of these costs would have been incurred even if the Reorganizations had not been proposed since shareholder approval of a new Board was necessary in light of the retirement plans of two Independent Trustees, and the anticipated long-term benefits of the Reorganizations, including anticipated cost savings. The Board also considered the fact that FIMCO represented to it that there would be no effect on shareholder fees and services as a result of the Reorganizations.

•  The New Funds will offer shares of the same class with the same sales loads as the shares of the Old Funds.

•  FIMCO informed the Board that there were no anticipated direct or indirect federal income tax consequences of the Reorganizations to Old Fund shareholders.

What effect will the Reorganizations have on the Old Funds and their shareholders?

The Reorganizations will not result in any material change in the investment objective(s) or principal investment strategies of any of the Old Funds. The investment adviser, subadvisers, portfolio managers and other service providers will remain the same. The services provided by those service providers will be the same as those currently being provided to each Old Fund. The Reorganizations will result in name changes for certain Old Funds (which do not require shareholder approval). Approval of the Reorganizations will result in changes to certain of the Old Funds' investment objectives and investment restrictions as discussed under "Comparison of the New Funds and the Old Funds-How will the Old Funds' Investment Objectives Change? and -How will the Investment Restrictions of the New Funds Differ from the Investment Restrictions in Effect for the Old Funds?" below.

Immediately after the Reorganizations, shareholders of the Old Funds will own shares of the corresponding class of each corresponding New Fund that are equal in number and in value to the shares of each Old Fund that were held by those shareholders immediately prior to the closing of the Reorganizations. For example, if you currently own 100 Class A shares of an Old Fund, immediately after the closing of the Reorganization, you would own 100 Class A shares of the corresponding New Fund having the same net asset value as your original 100 shares of the Old Fund.

As a result of the Reorganizations, shareholders of the Old Funds, which are organized as either Maryland corporations or Massachusetts business trusts will become shareholders of the corresponding New Funds, each of which is a series of one of the four New Trusts, each a Delaware statutory trust. For a comparison of certain attributes of these types of entities that may affect shareholders of the Old Funds, please see "Comparison of the New Funds and the Old Funds-How will the New Funds be Organized?" below.

Will there be any sales load, commission or other transactional fee in connection with the Reorganizations?

No. The full value of your shares of an Old Fund will be exchanged for shares of the same class of the corresponding New Fund without any sales load, commission or other transactional fee being imposed.

What will be the federal income tax consequences of the Reorganizations?

As a condition to consummation of each Reorganization, the Old Funds and the New Funds will receive an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP to the effect that neither the participating Old Funds, New Funds nor the shareholders will recognize any gain or loss as a result of the Reorganization. Please see "Summary of the Reorganization Agreements-What are the Federal Income Tax Consequences of the Reorganizations" below for further information.

Who is bearing the expenses related to the Reorganizations?

The Old Funds will bear the expenses associated with the Reorganizations. The share to be paid by each Old Fund will be based in part on the Old Fund's average net assets as a percentage of the average net assets of the Old Funds in the Fund Complex and in part on the number of shareholders in each Old Fund.

SUMMARY OF THE REORGANIZATION AGREEMENTS

What are the Material Terms and Conditions of the Reorganization Agreements?

The terms and conditions under which each Reorganization would be completed are contained in each Reorganization Agreement. The following summary of the Reorganization Agreements is qualified in its entirety by reference to each Reorganization Agreement itself, the forms of which are attached to this Proxy Statement as Exhibits A-1 and A-2.

The Reorganization Agreements provide that each New Fund will acquire all of the assets of the corresponding Old Fund in exchange solely for shares of the New Fund and the New Fund's assumption of such Old Fund's liabilities. The Reorganization Agreements further provide that, as promptly as practicable after the applicable Closing Date, each Old Fund will distribute the shares of the New Fund it receives in the Reorganization to its shareholders, by class.

The number of full and fractional shares of the New Fund you will receive in the Reorganizations will be equal in value, as calculated at the close of business (generally 4:00 p.m. Eastern Time) on the applicable Closing Date, to the number of full and fractional shares of the Old Fund you own on that Closing Date and will be of the same class as the shares you own on that Closing Date. The New Funds will not issue certificates representing the New Fund shares issued in connection with such exchange. Outstanding certificates for shares of the Old Funds will continue to be recognized.

After such distribution, each Old Fund will take all necessary steps under applicable state law, its governing documents, and any other applicable law to effect a complete termination or dissolution of the Old Fund, to the extent that the Old Fund has no outstanding shares following the closing of the Reorganization.

Any Reorganization Agreement may be terminated, and any Reorganization may be abandoned at any time prior to its consummation, before or after approval by Old Fund shareholders, if circumstances should develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable with respect to such Old Fund(s). The completion of each Reorganization also is subject to various conditions, including (1) completion of all necessary filings with the SEC, state securities authorities and, in the case of Life Series Fund and Special Bond Fund, state insurance regulators; (2) the receipt of all material consents, orders and permits of federal, state, and local regulatory authorities necessary to consummate the Reorganization; (3) delivery of a legal opinion regarding the federal tax consequences of the Reorganization; (4) the issuance by the New Fund of initial shares to FIMCO or its affiliate, to permit FIMCO or its affiliate to take all necessary actions as such New Fund's sole shareholder, required to be taken by the New Fund; (5) each New Trust (on behalf of the New Fund) shall have entered into or adopted an investment advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements and plans necessary for each New Fund's operations; and (6) other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the applicable Closing Date. The Reorganization Agreements provide that either of the Old Funds or the New Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Old Fund or New Fund, as applicable, if such waiver will not have a material adverse effect on the Old Funds' shareholders other than the requirements specifically listed in clauses (1)-(5) above.

The Reorganization Agreement for each Old Fund must be approved by shareholders of that Old Fund. The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. In the event that shareholders of a particular Old Fund do not approve the Reorganization Agreement of that Old Fund or the Reorganization is not consummated with respect to that Old Fund for any other reasons, the Board will consider other courses of action.

What are the Federal Income Tax Consequences of the Reorganizations?

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

As a condition to consummation of each Reorganization, each Old Fund and New Fund will receive an opinion from Kirkpatrick & Lockhart Nicholson Graham LLP to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Old Fund and New Fund and conditioned on each Reorganization's being completed in accordance with the Reorganization Agreement, for federal income tax purposes, with respect to each Reorganization and the Old Funds and New Funds participating therein:

(1)  the Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Old Fund and New Fund will be a "party to a reorganization" (within the meaning of section 368(b) of the Code);

(2)  no Old Fund or New Fund will recognize any gain or loss on the Reorganization;

(3)  the shareholders will not recognize any gain or loss on the exchange of shares of the Old Fund for shares of the New Fund;

(4)  the holding period for, and the aggregate tax basis in, the shares of a New Fund a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the shares of an Old Fund the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the applicable Closing Date); and

(5)  the New Fund's holding period for, and tax basis in, each asset the Old Fund transfers to it will include the Old Fund's holding period for, and will be the same as the Old Fund's tax basis in, that asset immediately prior to the Reorganization.

Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Old Funds or the New Funds or the shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

If a Reorganization were to fail to meet the requirements of section 368(a)(1)(F), a shareholder could realize a gain or loss on the transaction.

COMPARISON OF THE NEW FUNDS AND THE OLD FUNDS

How will the New Funds be Organized?

Each of the Old Funds is currently organized as either a Maryland corporation or a Massachusetts business trust as indicated below.

Maryland Funds		Massachusetts Funds
Global Fund Series Fund II Cash Management Fund Fund for Income	Government Fund Insured Tax Exempt Fund New York Insured Tax Free Fund Special Bond Fund Tax-Exempt Money Market Fund	Executive Investors Trust Life Series Fund Multi-State Insured Tax Free Fund Series Fund

If the Reorganizations are approved, each Old Fund will redomicile into corresponding series of the New Trusts which are Delaware statutory trusts governed by their own Declarations of Trust and By-Laws. The Board of Trustees of the New Funds is expected to be the same eight (8) Nominees identified in Proposal 1. The operations of each Old Fund and New Fund are also governed by applicable state and federal law.

Under the Declaration of Trust and By-Laws of each New Trust, the Trustees of the New Funds will have more flexibility than Trustees of the Old Funds and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of the New Funds to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Funds to operate in a more efficient and economical manner and will reduce the circumstances in which shareholder approval will be required. Delaware law also promotes ease of administration by permitting the Board of Trustees of the New Funds to take certain actions, for example, establishing new investment series, without filing additional documentation with the state, which would otherwise require additional time and costs.

Importantly, the Trustees of the New Funds will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Trustees of the Old Funds with respect to the Old Funds and their shareholders.

Certain other similarities and differences among these types of entities are summarized at Exhibit D, although this is not a complete comparison. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request to the Legal Department, First Investors Management Company, Inc., 95 Wall Street, New York, New York 10005.

What are the Material Terms of the Investment Advisory Agreements with FIMCO?

The Reorganization Agreements require the New Trusts to enter into investment advisory agreements for the New Funds. Together, the current Investment Advisory Agreements for each of the Old Funds are referred to herein as the "Current Advisory Agreements," the Investment Advisory Agreements for each of the New Funds are referred to herein as the "New Advisory Agreements," and the Current Advisory Agreements and the New Advisory Agreements are referred to together as the "Advisory Agreements."

The Current Advisory Agreements were approved by Old Fund shareholders. The Board of the Old Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Current Advisory Agreements or its affiliates, last approved the continuation of the Current Advisory Agreements on May 19, 2005. The Board of the New Funds separately approved the New Advisory Agreements on August 18, 2005. Information concerning the Board's approval of these agreements is set forth below under "-Why did the Board Approve the New Advisory Agreements, the New Wellington Agreements and the New Paradigm Agreements?"

The New Advisory Agreements are the same as the Current Advisory Agreements, except for the new fee schedules described below under "-Will the Advisory Rates for the New Funds be Different?" Pursuant to each Advisory Agreement, FIMCO is responsible for supervising and managing each funds' investments, effecting each funds' portfolio transactions and supervising all aspects of each fund's operations, subject to review by the Board. The Advisory Agreements also each provide that FIMCO shall provide the funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each fund and assume certain expenses thereof, other than obligations or liabilities of the funds.

The Advisory Agreements provide that they will continue in effect for two years from their respective dates of execution. Thereafter, if not terminated, they will continue for successive 12-month periods only if such continuance is approved at least annually in conformity with the requirements of the 1940 Act. Each Advisory Agreement may be terminated at any time, with respect to a fund, without penalty by the Trustees or by a majority of the outstanding voting securities of such fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreements each provide that FIMCO shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of FIMCO in the performance of its duties, or from reckless disregard by FIMCO of its duties and obligations thereunder.

Under the Advisory Agreements, each fund is obligated to pay the Adviser an annual fee, paid monthly. Each fund also bears all fees and expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or underwriting agreements.

Will the Advisory Rates for the New Funds be Different?

The contractual advisory rates for half of the New Funds (25 of 49) will be lower than those currently in effect for the Old Funds, while the contractual advisory rates for the remaining New Funds will be the same as those currently in effect for the Old Funds. The contractual fee rate reductions will make permanent a portion of the fee waivers that have been previously negotiated with and approved by the Boards of the Old Funds on a temporary basis and will lower the actual effective rates paid by Global Fund, Blue Chip Fund of Series Fund and First Investors Mid-Cap Opportunity Fund of Series Fund II. The new advisory rates are designed to eliminate some of the historical inconsistencies that have arisen over the years and to better align contractual rates with current industry standards. All of the New Funds corresponding to Old Funds that incorporate breakpoints in their advisory rates (Cash Management Fund, Tax-Exempt Money Market Fund and First Investors Insured Intermediate Tax Exempt Fund have flat advisory fee rates) will benefit, to the extent assets reach certain levels, from breakpoints that are proposed to be added.

Exhibit C sets forth the individual fees paid on behalf of each Old Fund for the calendar year ended December 31, 2004 (before and after taking into account any fee waivers) and indicates the reduction, if any, to the contractual and actual effective advisory rates of the New Funds. Exhibit C assumes that the proposed fee reductions would have been reflected in corresponding reductions of the fee waivers that were in effect in 2004. Any waivers to the contractual advisory fees for the New Funds will be subject to change under year-to-year negotiations of the waiver rates with the Board, just as they are for the Old Funds. Any change to the fee waivers could result in a decrease or an increase of the actual effective advisory rates for the New Funds. Exhibit C also sets out the advisory fee schedules for each of the Old and New Funds. FIMCO compensates each subadviser from the fees it receives.

What are the Material Terms of the Subadvisory Agreements with Wellington Management?

The Reorganization Agreements require that (i) FIMCO, Wellington Management and First Investors Equity Funds and (ii) FIMCO, Wellington Management and First Investors Life Series Funds enter into subadvisory agreements for the New Funds that are corresponding series of (i) the Global Fund, (ii) the Focused Equity Fund, the Growth Fund, and the International Securities Fund of Life Series Fund and (iii) the Focused Equity Fund and the All-Cap Growth Fund of Series Fund II (together, the "Wellington Subadvised Funds"). Together, the current Subadvisory Agreements with Wellington Management are referred to herein as the "Current Wellington Agreements," the proposed Subadvisory Agreements with Wellington Management are referred to herein as the "New Wellington Agreements," and the Current Wellington Agreements and the New Wellington Agreements are referred to together as the "Wellington Agreements."

The Current Wellington Agreements were approved by affected shareholders of the Old Funds. The Board of the applicable Old Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Current Wellington Agreements or its affiliates, last approved the continuation of the Current Wellington Agreements on May 19, 2005. The Board of the applicable New Funds separately approved the New Wellington Agreements on August 18, 2005. Information concerning the Board's approval of these agreements is set forth under "-Why did the Board Approve the New Advisory Agreements, the New Wellington Agreements and the New Paradigm Agreements?" below.

The New Wellington Agreements are the same as the Current Wellington Agreements. Under the Wellington Agreements, Wellington Management is responsible for managing each Wellington Subadvised Fund's investments allocated to it, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying Wellington Management a subadvisory fee with respect to each Wellington Subadvised Fund. The subadvisory rates to be paid to Wellington Management under the New Wellington Agreements and the Current Wellington Agreements are the same. Each Wellington Agreement provides that it will continue in effect for two years from their respective dates of execution. Thereafter, if not terminated, they will continue for successive 12-month periods only if such continuance is approved at least annually in conformity with the requirements of the 1940 Act. Each Wellington Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Wellington Subadvised Fund or by Wellington Management upon not more than

60 days' nor less than 30 days' written notice. Each Wellington Agreement provides that Wellington Management will not be liable for any error of judgment or for any loss suffered by the fund party to such agreement in connection with the matters to which the Wellington Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

What are the Material Terms of the Subadvisory Agreements with Paradigm?

The Reorganization Agreements require that (i) FIMCO, Paradigm and First Investors Equity Funds and (ii) FIMCO, Paradigm and First Investors Life Series Funds for the New Funds corresponding to (i) First Investors Special Situations Fund of Series Fund and (ii) Discovery Fund of Life Series Fund (together, the "Paradigm Subadvised Funds") enter into new subadvisory agreements. Together, the current Subadvisory Agreements with Paradigm are referred to herein as the "Current Paradigm Agreements." Together, the proposed Subadvisory Agreements with Paradigm are referred to herein as the "New Paradigm Agreements."

The Current Paradigm Agreements were approved by affected shareholders of the Old Funds on March 8, 2005. The Board of the applicable Old Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Current Paradigm Agreements or its affiliates, approved, subject to shareholder approval, the Current Paradigm Agreements on November 18, 2004. The Board of the applicable New Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Current Paradigm Agreements or its affiliates, separately approved the New Paradigm Agreements on August 18, 2005. Information concerning the Board's approval of these agreements is set forth under "-Why did the Board Approve the New Advisory Agreements, the New Wellington Agreements and the New Paradigm Agreements?" below.

The New Paradigm Agreements are the same as the Current Paradigm Agreements. Under the Paradigm Agreements, Paradigm is responsible, subject to the supervision of the Board and FIMCO, for the investment management of the assets of each Paradigm Subadvised Fund. FIMCO is responsible for paying Paradigm a subadvisory fee with respect to each Paradigm Subadvised Fund. The subadvisory rates to be paid to Paradigm under the New Paradigm Agreements and the Current Paradigm Agreements are the same. Each Paradigm Agreement provides that it will continue in effect for two years from its respective date of execution. Thereafter, if not terminated, the Paradigm Agreements will continue for successive 12-month periods only if such continuance is approved at annually by either the Board or a majority of the outstanding voting securities of the fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. Each Paradigm Agreement also provides that the fund party to such agreement, by the vote of a majority of the Board or a majority of the outstanding voting securities of the Paradigm Subadvised Fund, may terminate its agreement, without penalty, on not more than 60 days' nor less than 30 days' written notice to Paradigm and Paradigm may terminate each Paradigm Agreement, without penalty, on not more than 60 days' nor less than 30 days' written notice to FIMCO. In addition, each Paradigm Agreement is automatically terminable upon assignment. The Paradigm Agreements provide that Paradigm will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund party to such agreement, their shareholders, or FIMCO in connection with the matters to which a Paradigm Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Paradigm in the performance of its duties or from reckless disregard by it of its obligations and duties under such agreement.

Why did the Board Approve the New Advisory Agreements, the New Wellington Agreements and the New Paradigm Agreements?

In determining whether to approve the New Advisory Agreements, the New Wellington Agreements and the New Paradigm Agreements, the Board of the New Funds reviewed and considered: (i) the information provided to it in advance of the meeting; (ii) the presentations made by FIMCO at the meeting; and (iii) a variety of other factors. The material factors considered by the Board in approving these agreements included, but were not limited to, the following:

•  that the investment objective(s) and principal investment strategies of the Old Funds will not materially change;

•  that the terms of the New Advisory Agreements are the same as those of the Current Advisory Agreements; that the terms of the New Wellington Agreements and New Paradigm Agreements are the same as the Current Wellington Agreements and Current Paradigm Agreements, respectively; and that there would be no changes in the nature, extent and quality of the services provided to the New Funds under each such agreement;

•  that, as indicated in Exhibit C, the contractual advisory rates for half of the New Funds (25 of 49) will be lower than those currently in effect for the Old Funds, while the contractual advisory rates for the remaining New Funds will be the same as those currently in effect for the Old Funds, and that all but three of the New Funds will benefit, to the extent assets reach certain levels, from the addition of breakpoints that are proposed to be added to the advisory rates for the New Funds;

•  that the contractual subadvisory rates under the New Wellington Agreements and the New Paradigm Agreements will be the same as those currently in effect for the Old Funds; and

•  that FIMCO and the Board have had a history of negotiating additional contractual advisory rate waivers for some of the Old Funds where appropriate to bring fees in line with industry standards, to address competitive issues, and to address other circumstances.

Based upon the foregoing and other factors, the Board, including the Independent Trustees, concluded that each of the New Advisory Agreements and the New Wellington and New Paradigm Agreements is in the best interests of the applicable Old Fund and its respective shareholders and unanimously approved the adoption of each New Advisory Agreement, New Wellington Agreement and New Paradigm Agreement.

Will there be any Additional Changes with Respect to the Subadvisory Agreements?

The New Funds will apply for an exemptive order from the SEC that permits FIMCO, subject to the approval of the Board of the affected New Fund, including a majority of the Independent Trustees, to (1) enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of FIMCO or the Old Funds or (2) continue to employ an existing subadviser or amend an existing subadvisory agreement after certain events that would otherwise require a shareholder vote, in each case, without shareholder approval. Under this policy FIMCO, subject to Board approval, could change subadvisers or subadvisory arrangements for a variety of reasons, including, but not limited to: (1) the existing subadviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of the New Fund leave the subadviser; (3) there is a change of control of the subadviser; (4) FIMCO decides to diversify the New Fund's management by adding another subadviser; or (5) there is a change in investment style of the New Fund. The New Fund will notify shareholders of any subadviser changes and any other changes for which notification is required under the exemptive order, if granted, and any other conditions therein.

There is no assurance that the SEC will grant such exemptive relief. However, there is a pending rule proposal that would permit a board to appoint and replace subadvisers or to amend subadvisory agreements without obtaining shareholder approval subject to certain conditions. The rule, if adopted, would eliminate the need for the New Funds to obtain exemptive relief from the SEC.

What are the Material Terms of the Distribution Plans?

Each Old Fund, except Special Bond Fund and the series of Life Series Fund, has adopted one or more distribution plans in accordance with Rule 12b-1 under the 1940 Act. The Old Funds that have adopted distribution plans currently have separate plans for their Class A and Class B shares (except for Cash Management Fund, which only has a distribution plan for its Class B shares) ("Old Class A Plans" and "Old Class B Plans" together, the "Old 12b-1 Plans"). With respect to the Old Funds that will be reorganized as series of First Investors Equity Funds, each Old Class A Plan, except for the Old Class A Plans for Global Fund and Value Fund of Series Fund II, is a compensation plan. With respect to Global Fund, Value Fund of Series Fund II, and the Old Funds that will be reorganized as series of First Investors Income Funds and First Investors Tax Exempt Funds, each Old Class A Plan is a reimbursement plan, except for the Old Class A Plans for Investment Grade Fund and Insured Intermediate Tax

Exempt Fund of Series Fund and Insured Tax Exempt Fund II of Executive Investors Trust which are compensation plans and Tax-Exempt Money Market Fund's Old Class A Plan which is a defensive plan. The Old Class B Plans are all compensation plans.

If the Reorganizations are approved, each New Fund, except the New Funds corresponding to Cash Management Fund and Tax-Exempt Money Market Fund, will adopt new distribution plans in accordance with Rule 12b-1 for its Class A shares and Class B shares ("New Class A Plans" and "New Class B Plans" together, the "New 12b-1 Plans"). The maximum level of fee rates payable under the New Class A Plans and the New Class B Plans will be the same as the current level of fee rates under the Old Class A Plans and the Old Class B Plans. In addition, amounts incurred under each reimbursement plan during the fiscal years ended September 30, 2004 and December 31, 2004 exceeded the maximum allowable fees under such plans. Assuming the same average daily net assets for the fiscal years ending September 30, 2005 and December 31, 2005 for each of the Old Funds, conversion of the reimbursement plans to compensation plans would not result in an increase in the fees paid. The Old Class A defensive plan for Tax-Exempt Money Market Fund will be eliminated.

The principal difference between the Old Class A Plans and the New Class A Plans is that all of the New Class A Plans will be compensation plans. The form of the New Class A Plan is included as Exhibit B. Under a "compensation" plan the fees paid by a fund are intended as compensation for services rendered. The fee is paid regardless of whether the amount exceeds or is less than the actual expenses incurred by the underwriter in distributing shares or servicing shareholder accounts in a particular year. By contrast, under a "reimbursement" plan the fees paid by a fund are intended as reimbursement for services rendered up to the maximum allowable fee. The terms of the New Class B Plans are substantially similar to those of the Old Class B Plans, except for minor changes to the approval provisions.

The Board of the Old Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Old 12b-1 Plans or its affiliates, last approved the continuation of the Old 12b-1 Plans on May 19, 2005. The Board of the New Funds, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New 12b-1 Plans separately approved the New 12b-1 Plans on August 18, 2005.

Each Old 12b-1 Plan and New 12b-1 Plan can be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such fund. Any change to any 12b-1 Plan that would materially increase the costs to that class of shares of a fund may not be instituted without the approval of the outstanding voting securities of that class of shares of such fund, any class of shares that converts into that class and a majority of the Independent Trustees.

How will the Old Funds' Investment Objectives Change?

If the Reorganizations are approved, minor changes will be made to the investment objectives of two of the New Funds so that they more precisely reflect the investment strategies and risks that are described in the corresponding Old Funds' prospectuses. These proposed changes will not result in any material changes in the way the New Funds are managed. The investment objectives of the New Funds corresponding to the Blue Chip Fund of Life Series Fund and the First Investors Blue Chip Fund of Series Fund will be revised from that of seeking a "high total investment return consistent with the preservation of capital" to that of simply seeking "high total investment return." FIMCO believes the phrase "consistent with the preservation of capital" has become inconsistent with investing in Blue Chip stocks in today's marketplace where even Blue Chip stocks exhibit substantial volatility.

The investment objective of the New Fund corresponding to First Investors Insured Tax Exempt Fund II of Executive Investors Trust will also be amended to clarify that the Adviser takes total return into consideration in managing the fund. The new investment objective would state that the New Fund "seeks a high level of investment income that is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax and, secondarily, total return." The change to such New Fund's investment objective would more closely reflect how the corresponding Old Fund is currently being managed.

Other than as described above, the Old Funds' investment objectives will remain the same. However, the investment objectives of each New Fund will be classified non-fundamental. This would allow the Board of the New Funds to change the investment objective(s) of the New Funds whenever the Board believes that changes are necessary or appropriate in light of market circumstances or other events, without causing the New Funds to incur the costs of shareholder meetings.

How will the Investment Restrictions of the New Funds Differ from the Investment Restrictions in Effect for the Old Funds?

The 1940 Act requires each registered investment company to adopt fundamental investment restrictions with respect to several specific types of activities, including the fund's ability to:

•  concentrate its investments in any particular industry or group of industries;

•  borrow money;

•  issue senior securities;

•  make loans to other persons;

•  purchase or sell real estate;

•  purchase or sell commodities; and

•  underwrite securities issued by other persons.

In order to amend or eliminate a fund's fundamental investment restrictions, the 1940 Act requires that any such change be approved by shareholders of a majority of the fund's outstanding voting securities. Pursuant to the requirements of the 1940 Act, each Old Fund has adopted certain fundamental investment restrictions with respect to the activities listed above. Each Old Fund also has fundamental investment restrictions not required by the 1940 Act.

In connection with the Reorganizations, the New Funds intend to adopt uniform fundamental investment restrictions that standardize, update and streamline the Old Funds' fundamental investment restrictions to make them consistent with current industry standards. In addition, the New Funds intend to eliminate certain fundamental investment restrictions of the Old Funds because such restrictions are duplicative or unnecessary under existing federal regulations. The Board of the New Funds has reviewed and approved the modifications to the fundamental investment restrictions of the Old Funds that will be applicable to the New Funds.

In general, the purpose of the modifications is to permit the New Funds greater flexibility in portfolio management, consolidate minor differences, simplify compliance monitoring and/or make the restrictions uniform among all New Funds. The New Funds do not intend to have different investment objectives or strategies as a result of the modifications to, or in some cases elimination of, the Old Funds' fundamental investment restrictions.

Exhibit E lists and describes each fundamental investment restriction for each Old Fund and the corresponding fundamental investment restriction, if any, for each New Fund. In addition, Exhibit E includes a brief summary of the material differences, if any, between a fundamental investment restriction among the Old Funds and New Funds.

SHAREHOLDER APPROVAL

Approval of Proposal 2 will be determined separately for each Old Fund on a series-by-series basis if the Old Fund is a series fund and each Old Fund that is a stand-alone fund. The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. Approval of Proposal 2 by:

•  Cash Management Fund, Government Fund, New York Insured Tax Free Fund and Tax-Exempt Money Market Fund, and by each series comprising Series Fund II requires the affirmative vote of a majority of the outstanding shares of such Old Fund entitled to vote at the Meeting;

•  Fund for Income, Global Fund, Insured Tax Exempt Fund and Special Bond Fund requires the affirmative vote of two-thirds of the outstanding shares of such Old Fund entitled to vote at the Meeting; and

•  Executive Investors Trust and each series comprising Life Series Fund, Multi-State Insured Tax Free Fund and Series Fund requires the affirmative vote of the lesser of (1) 67% or more of the shares of such Old Fund present at the Meeting, if more than 50% of the outstanding shares of such Old Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares of such Old Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH OLD FUND VOTE "FOR" APPROVAL OF THE APPLICABLE REORGANIZATION AGREEMENT.

GENERAL INFORMATION ABOUT THE FIRST INVESTORS FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the Old Funds. If Proposal 2 is approved, following the Reorganizations, these service providers will continue to provide the same services to the New Funds corresponding to the Old Funds that they currently serve.

Investment Adviser and Administration and Fund Accounting Services

First Investors Management Company, Inc. is the investment adviser and makes the day-to-day investment decisions for the Old Funds. FIMCO has been an investment adviser to the First Investors Funds since 1965. FIMCO is located at 95 Wall Street, New York, New York 10005. As of December 31, 2004, FIMCO served as investment adviser to 49 mutual funds or series of funds constituting the First Investors Funds with total net assets of approximately $6.6 billion. FIMCO supervises all aspects of each Old Fund's operations and provides certain fund accounting and administrative services to the Old Funds. FIMCO is a wholly owned subsidiary of First Investors Consolidated Corporations.

Set forth in Exhibit G is certain information with respect to the executive officers and directors of FIMCO.

Subadvisers

Wellington Management Company, LLP serves as the investment subadviser of (a) the Global Fund, (b) the Focused Equity Fund, the Growth Fund, and the International Securities Fund of Life Series Fund and (c) the Focused Equity Fund and the All-Cap Growth Fund of Series Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of June 30, 2005, Wellington Management held investment management authority with respect to approximately $484 billion of assets. Of that amount, Wellington Management acted as investment adviser or subadviser to approximately 175 registered investment companies or series of such companies, with net assets of approximately $235.1 billion. Wellington Management is located at 75 State Street, Boston, MA 02109.

Set forth in Exhibit G is certain information with respect to the principal executive officers and general partners of Wellington Management.

Paradigm Capital Management, Inc. serves as the investment subadviser of (a) Special Situations Fund of Series Fund and (b) Discovery Fund of Life Series Fund. Paradigm is an investment management firm that provides investment services to high net worth individuals, pension and profit sharing plans, investment companies, and other institutions. As of June 30, 2005, Paradigm held investment management authority with respect to approximately $1.9 billion in assets. Of that amount, Paradigm acted as investment adviser or subadviser to 6 registered investment companies or series of such companies with net assets of approximately $506.5 million. Paradigm is located at Nine Elk Street, Albany, New York 12207.

Set forth in Exhibit G is certain information with respect to the principal executive officers and directors of Paradigm.

Underwriter

First Investors Corporation, 95 Wall Street, New York, New York 10005 serves as the underwriter to all of the Old Funds except Special Bond Fund and those series comprising Life Series Fund.

Custodian

The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Old Fund, except for the Global Fund and the International Securities Fund of Life Series Fund, and employs foreign sub-custodians to provide custody of foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the Global Fund and the International Securities Fund of Life Series Fund and employs foreign subcustodians to provide custody of their foreign assets.

Transfer Agent

Administrative Data Management Corp., Raritan Plaza 1, Edison, NJ 08837, an affiliate of FIMCO and FIC, acts as transfer agent for the Old Funds.

Independent Registered Public Accounting Firm

The accounts of the Old Funds are audited once each fiscal year by Tait, Weller & Baker ("TWB"), an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108. Upon the recommendation of the Audit Committee, the Independent Trustees selected TWB to act as the independent registered public accounting firm for the Old Funds for the current fiscal years. The selection of TWB was approved by the entire Board. TWB has advised the Old Funds that, to the best of its knowledge and belief, as of the August 31, 2005, no TWB professional had any direct or material indirect ownership interest in the Old Funds inconsistent with independent professional standards pertaining to accountants. Certain information concerning the fees and services provided by TWB to the Old Funds and to FIMCO and its affiliates for the most recent fiscal years of the Old Funds is provided below. For purposes of the following information, FIMCO, and any entity controlling, controlled by or under common control with FIMCO that provides ongoing services to the Old Funds, are referred to as "Affiliated Service Providers."

The tables below set forth the fees billed by TWB for each of the last two fiscal years of the Old Funds for (i) all audit and non-audit services provided directly to the Old Funds and (ii) those non-audit services provided to the Old Funds' Affiliated Service Providers that relate directly to the Old Funds' operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•  Audit Fees are for the audit of the Old Funds' annual financial statements included in each Old Fund's reports to stockholders and in connection with statutory and regulatory filings or engagements;

•  Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of the Old Funds' annual financial statements not included in Audit Fees;

•  Tax Fees include tax compliance, tax advice and tax planning; and

•  All Other Fees include any other products and services provided by TWB.

For a list of the Old Funds that are classified as September 30 Funds and December 31 Funds see Exhibit F.

Fees for audit and non-audit services provided directly to the Old Funds:

For the fiscal year ended 2004.
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30 Funds	$286,950	none	$48,000	none
December 31 Funds	$329,400	none	$101,500	none
For the fiscal year ended 2003.
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30 Funds	$286,950	none	$48,000	none
December 31 Funds	$329,400	none	$101,500	none

Fees for non-audit services provided to the Old Funds' Affiliated Service Providers for which pre-approval by the Audit Committee was required:

For the fiscal year ended 2004.
	Audit-Related Fees	Tax Fees	All Other Fees
September 30 Funds	none	none	$35,000
December 31 Funds	none	none	$35,000
For the fiscal year ended 2003.
	Audit-Related Fees	Tax Fees	All Other Fees
September 30 Funds	none	none	$32,000
December 31 Funds	none	none	$32,000

Aggregate non-audit fees for services provided to the Old Funds and their Affiliated Service Providers, regardless of whether pre-approval was required.

For the fiscal year ended 2004.
Aggregate Non-Audit Fees
September 30 Funds	$113,000
December 31 Funds	$166,500
For the fiscal year ended 2003.
Aggregate Non-Audit Fees
September 30 Funds	$110,000
December 31 Funds	$163,500

Audit and non-audit services provided to the Old Funds by TWB require pre-approval by the Audit Committee. All of the audit and non-audit services described above for which TWB billed the Old Funds fees for the fiscal years ended September 30, 2004 and December 31, 2004 and September 30, 2003 and December 31, 2003 were pre-approved by the Audit Committee. The aggregate non-audit fees billed by TWB for services rendered to the Old Funds, FIMCO and any entity controlling, controlled by, or under common control with the Old Funds and FIMCO that provides ongoing services to the Old Funds for the fiscal years ended September 30, 2004 and December 31, 2004 and September 30, 2003 and December 31, 2003 were $113,000, $166,500, $110,000 and $163,500, respectively. The Audit Committee has determined that the provision of these non-audit services is compatible with maintaining the independence of TWB.

None of the services described above, provided in the fiscal years ended September 30, 2004 and December 31, 2004 and September 30, 2003 and December 31, 2003, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Old Funds do not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Old Funds' shareholders should send such proposals to the Assistant Secretary of the First Investors Funds at 95 Wall Street, New York, New York 10005. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Old Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders of the First Investors Funds that wish to send communications to the Board of Trustees or the specific members of the Board should submit the communication in writing to the attention of the Assistant Secretary of the First Investors Funds, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of Trustees of the First Investors Funds or a specified member of the Board. The Assistant Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the New Trusts will be passed upon by Kirkpatrick & Lockhart Nicholson Graham LLP, as counsel to the New Trusts.

EXHIBITS INDEX

Exhibit A-1	Form of Agreement and Plan of Conversion and Termination (Maryland Corporation)

Exhibit A-2	Form of Agreement and Plan of Conversion and Termination (Massachusetts Business Trust)

Exhibit B	Form of Class A Distribution Plan for Certain New Funds

Exhibit C	Advisory Schedules and Fees

Exhibit D	Comparison of Certain Attributes of the New Trusts, the Maryland Funds and the Massachusetts Funds

Exhibit E	Comparison of the Old Funds' and New Funds' Fundamental Investment Restrictions

Exhibit F	The Old Funds and Their Respective Fiscal Year Ends

Exhibit G	Executive Officers and Directors or Partners of FIMCO, Wellington Management and Paradigm

Exhibit H	Outstanding Shares

Exhibit I	Principal Shareholders of the Old Funds

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EXHIBIT A-1

FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of ________ __, 2005, between FIRST INVESTORS _______ FUNDS, a Delaware statutory trust ("Trust"), on behalf of each of its segregated portfolios of assets ("series") listed under the heading "New Funds" on Schedule A to this Agreement ("Schedule A") (each, a "New Fund"), and __________, a Maryland corporation ("Corporation"), on behalf of its series listed under the heading "Old Funds" on Schedule A (each, an "Old Fund"). (Each New Fund and Old Fund is sometimes referred to herein as a "Fund," and each of the Trust and the Corporation is sometimes referred to herein as an "Investment Company.") All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by the Trust on each New Fund's behalf and by the Corporation on each Old Fund's behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

Each Investment Company wishes to effect five separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). Each reorganization will involve an Old Fund's changing its identity, form, and place of organization - by converting from a series of the Corporation to a series of the Trust - by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing that Old Fund's business) in exchange solely for voting shares of beneficial interest in that New Fund and that New Fund's assumption of all that Old Fund's liabilities, (2) distributing those shares pro rata to that Old Fund's shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a "Reorganization"), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Agreement, except paragraph 8, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

Each Investment Company's Board of Trustees/Directors (each, a "Board"), including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

Old Fund offers two classes of voting shares of common stock, designated Class A and Class B shares ("Class A Old Fund Shares" and "Class B Old Fund Shares," respectively, and collectively, "Old Fund Shares"). New Fund will offer two classes of voting shares of beneficial interest, also designated Class A and Class B shares ("Class A New Fund Shares" and "Class B New Fund Shares," respectively, and collectively, "New Fund Shares"). The rights, powers, privileges, and obligations of each class of New Fund Shares will be identical to those of the similarly designated class of Old Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.  PLAN OF CONVERSION AND TERMINATION

1.1.  Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. In exchange therefor, New Fund shall -

(a)  issue and deliver to Old Fund the number of full and fractional (1) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding and (2) Class B New Fund

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Shares equal to the number of full and fractional Class B Old Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

(b)  assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2  The Assets shall consist of all assets and property - including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books - Old Fund owns at the Effective Time (as defined in paragraph 2.1).

1.3  The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4  At or immediately before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for $10.00 each. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "Shareholder"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and will completely liquidate. That distribution shall be accomplished by the Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the respective pro rata number of full and fractional New Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Old Fund Shares shall be credited with the number of full and fractional Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares that Shareholder holds at the Effective Time, and the account for each Shareholder that holds Class B Old Fund Shares shall be credited with the number of full and fractional Class B New Fund Shares equal to the number of full and fractional Class B Old Fund Shares that Shareholder holds at the Effective Time). All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of the Corporation and any further actions shall be taken in connection therewith as required by applicable law.

1.6  Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7  Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.  CLOSING AND EFFECTIVE TIME

2.1  The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Investment Companies' offices on [January 27, 2006][April 28, 2006], or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("Effective Time").

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2.2  The Corporation shall direct the custodian for its assets ("Custodian") to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

2.3  The Corporation shall direct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the number of full and fractional outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

2.4  The Corporation shall deliver to the Trust at the Closing a certificate of an authorized officer of the Corporation setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Effective Time.

2.5  Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.  REPRESENTATIONS AND WARRANTIES

3.1  The Corporation, on Old Fund's behalf, represents and warrants to the Trust, on New Fund's behalf, as follows:

(a)  The Corporation is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation ("Articles") are on file with that state's Department of Assessments and Taxation;

(b)  The Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

(c)  Old Fund is a duly established and designated series of the Corporation;

(d)  At the Effective Time, the Corporation, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on New Fund's behalf, will acquire good and marketable title thereto;

(e)  Old Fund is not engaged currently, and the Corporation's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles or the Corporation's By-Laws (collectively, "Corporation Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Corporation, on Old Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Corporation, on Old Fund's behalf, is a party or by which it is bound;

(f)  All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either

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Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Corporation, on Old Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)  No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Corporation with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Corporation, on Old Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Trust;

(h)  Old Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on September 30, 2005, have been audited by Tait Weller & Baker, an independent registered public accounting firm, and present fairly, in all material respects, Old Fund's financial condition as of such date in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to the Corporation's management's best knowledge and belief, there are no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

(i)  Since September 30, 2005, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)  At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)  Old Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time the Corporation's Board approved the transactions contemplated by this Agreement ("Approval Time") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Effective Time, Old Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)  All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 Act"), and state securities laws; all

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issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in the Corporation's transfer agent's records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares;

(m)  Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)  Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

(o)  During the five-year period ending at the Effective Time, (1) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

(p)  Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(q)  The Corporation's current prospectus and statement of additional information including Old Fund, and each prospectus and statement of additional information including Old Fund used at all times prior to the date hereof, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or at the Effective Time do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)  Each of the Proxy Statement (as defined in paragraph 4.5) (other than written information the Trust provided for inclusion therein) and the Registration Statement (as defined in paragraph 3.3(a)) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(s)  The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

3.2  The Trust, on New Fund's behalf, represents and warrants to the Corporation, on Old Fund's behalf, as follows:

(a)  The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

(b)  At the Effective Time, the Trust will be duly registered as an open-end management investment company under the 1940 Act;

(c)  Before the Effective Time, New Fund will be a duly established and designated series of the Trust;

(d)  New Fund has not commenced operations and will not do so until after the Closing;

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(e)  Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(f)  No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(g)  New Fund is not engaged currently, and the Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Trust's Trust Instrument or By-Laws (collectively, "Trust Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on New Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Trust, on New Fund's behalf, is a party or by which it is bound;

(h)  No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

(j)  New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire - during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person - with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

(k)  Following the Reorganization, New Fund (1) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(l)  There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

(m)  During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

(n)  Assuming the truthfulness and correctness of the Corporation's representation and warranty in paragraph 3.1(p), immediately after the Reorganization, (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities

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of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

(o)  The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' account, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the Trust;

(p)  The Proxy Statement (only with respect to written information the Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(q)  The Trust's Trust Instrument permits the Trust to vary its shareholders' investment; and the Trust will not have a fixed pool of assets - each series thereof (including New Fund after it commences operations) will be a managed portfolio of securities, and its investment adviser, First Investors Management Company, Inc. ("Adviser"), will have the authority to buy and sell securities for it.

3.3  Each Investment Company, on its respective Fund's behalf, represents and warrants to the other Investment Company, on its respective Fund's behalf, as follows:

(a)  No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Corporation's amendment of its registration statement under the 1933 Act and the 1940 Act and the amendment of its notification of registration filed on Form N-8A under the 1940 Act to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act ("Registration Statement"),1 and (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

(b)  The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)  Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund, (2) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

(d)  The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(e)  The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(f)  None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder

1  Clause (1) will only be included in an agreement that involves a Corporation the registration statement of which is adopted by the corresponding Trust.

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held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

(g)  Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses");

(h)  The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time;

(i)  Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

(j)  Immediately following consummation of the Reorganization, New Fund will hold the same assets - except for assets used to pay the Funds' expenses incurred in connection with the Reorganization - and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.  COVENANTS

4.1  The Corporation covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("Shareholders Meeting").

4.2  The Corporation covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.3  The Corporation covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.4  The Corporation covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing.

4.5  Each Investment Company covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement on Schedule 14A relating to the Reorganization to be furnished in connection with the Corporation's Board's solicitation of proxies for use at the Shareholders Meeting ("Proxy Statement").

4.6  Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7  The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

4.8  Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

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5.  CONDITIONS PRECEDENT

Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

5.1  All necessary filings shall have been made with the Commission and state securities authorities, [and, in the case of First Investors Special Bond Fund, Inc., state insurance regulators,] and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Trust shall have expressly adopted the Registration Statement with respect to New Fund for purposes of the 1933 Act and the 1940 Act. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

5.2  At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

5.3  The Investment Companies shall have received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP ("Counsel") substantially to the effect that:

(a)  Old Fund is a duly established series of the Corporation, a corporation that is validly existing and in good standing under the laws of the State of Maryland, and New Fund is a duly established series of the Trust, a trust that is validly existing as a statutory trust under the laws of the State of Delaware;

(b)  Each Investment Company has duly authorized and adopted this Agreement on its respective Fund's behalf;

(c)  The New Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

(d)  The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Corporation Governing Documents or the Trust Governing Documents or, to Counsel's knowledge, violate any obligation of either Investment Company under the express terms of any court order that names the Investment Company and is specifically directed to it or its property, except as set forth in such opinion;

(e)  To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by either Investment Company, on its respective Fund's behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(f)  Each Investment Company is registered with the Commission as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend either such registration; and

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(g)  To Counsel's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against either Investment Company (with respect to its respective Fund) or any of its properties or assets attributable or allocable to its respective Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Investment Company or Fund, and may (1) rely, as to matters governed by the laws of the State of Maryland and/or the State of Delaware, on an opinion of competent Maryland or Delaware counsel, respectively, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than an Investment Company has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

5.4  The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(b)  Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)  New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)  New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

(e)  A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)  A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)  For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year,

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Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5  Before the Closing, the Trust's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share in each class ("Initial Shares") to the Adviser or an affiliate thereof in consideration of the payment of $10.00 each to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.6;

5.6  The Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by the Adviser or its affiliate as New Fund's sole shareholder; and

5.7  At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4, 5.5 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.  EXPENSES

Subject to complying with the representation contained in paragraph 3.3(g), the Reorganization Expenses shall be borne by the Funds equally or in any other proportion or manner the Investment Companies mutually agree on. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing New Fund's prospectus and Old Fund's proxy materials, soliciting proxies, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.  ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.  TERMINATION

This Agreement may be terminated, with respect to one or more Reorganizations, at any time at or before the Closing:

8.1  By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [January 27, 2006][April 28, 2006], or such other date as to which the Investment Companies agree; or

8.2  By the Investment Companies' mutual agreement.

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In the event of termination under paragraphs 8.1(c) or 8.2, neither Investment Company (nor its trustees/directors, officers, or shareholders) shall have any liability to the other Investment Company.

9.  AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  SEVERABILITY

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.  MISCELLANEOUS

11.1  This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2  Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund's behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3  Notice is hereby given that this instrument is executed and delivered on behalf of the Trust's trustees solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund's property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund's behalf, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees/directors, officers, or shareholders.

11.4  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

FIRST INVESTORS _______ FUNDS, on behalf of each of its series listed on Schedule A

By:

Kathryn S. Head
President

___________, on behalf of each of its series listed on Schedule A

By:

Kathryn S. Head
President

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SCHEDULE A

Old Funds (each a series of the Corporation)	New Funds (each a series of the Trust)

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EXHIBIT A-2

FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of ________ __, 2005, between FIRST INVESTORS ______ FUNDS, a Delaware statutory trust ("New Trust"), on behalf of each of its segregated portfolios of assets ("series") listed under the heading "New Funds" on Schedule A to this Agreement ("Schedule A") (each, a "New Fund"), and _________, a Massachusetts business trust ("Old Trust"), on behalf of its series listed under the heading "Old Funds" on Schedule A (each, an "Old Fund"). (Each New Fund and Old Fund is sometimes referred to herein as a "Fund," and each of New Trust and Old Trust is sometimes referred to herein as an "Investment Company.") All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by New Trust on each New Fund's behalf and by Old Trust on each Old Fund's behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

Each Investment Company wishes to effect 18 separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). Each reorganization will involve an Old Fund's changing its identity, form, and place of organization - by converting from a series of Old Trust to a series of New Trust - by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing that Old Fund's business) in exchange solely for voting shares of beneficial interest ("shares") in that New Fund and that New Fund's assumption of all that Old Fund's liabilities, (2) distributing those shares pro rata to that Old Fund's shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Old Fund (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a "Reorganization"), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance of this Agreement, except paragraph 8, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

Each Investment Company's Board of Trustees (each, a "Board"), including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

Old Fund offers two classes of shares, designated Class A and Class B shares ("Class A Old Fund Shares" and "Class B Old Fund Shares," respectively, and collectively, "Old Fund Shares"). New Fund will offer two classes of shares, also designated Class A and Class B shares ("Class A New Fund Shares" and "Class B New Fund Shares," respectively, and collectively, "New Fund Shares"). The rights, powers, privileges, and obligations of each class of New Fund Shares will be identical to those of the similarly designated class of Old Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.  PLAN OF CONVERSION AND TERMINATION

1.1.  Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. In exchange therefor, New Fund shall -

(a)  issue and deliver to Old Fund the number of full and fractional (1) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding and (2) Class B New Fund

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Shares equal to the number of full and fractional Class B Old Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

(b)  assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2  The Assets shall consist of all assets and property - including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books - Old Fund owns at the Effective Time (as defined in paragraph 2.1).

1.3  The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4  At or immediately before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for $10.00 each. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "Shareholder"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and will completely liquidate. That distribution shall be accomplished by New Trust's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the respective pro rata number of full and fractional New Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Old Fund Shares shall be credited with the number of full and fractional Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares that Shareholder holds at the Effective Time, and the account for each Shareholder that holds Class B Old Fund Shares shall be credited with the number of full and fractional Class B New Fund Shares equal to the number of full and fractional Class B Old Fund Shares that Shareholder holds at the Effective Time). All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be terminated as a series of Old Trust and any further actions shall be taken in connection therewith as required by applicable law.

1.6  Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7  Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.  CLOSING AND EFFECTIVE TIME

2.1  The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Investment Companies' offices on [January 27, 2006][April 28, 2006], or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("Effective Time").

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2.2  Old Trust shall direct the custodian for its assets ("Custodian") to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

2.3  Old Trust shall direct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the number of full and fractional outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

2.4  Old Trust shall deliver to New Trust at the Closing a certificate of an authorized officer of Old Trust setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Effective Time.

2.5  Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.  REPRESENTATIONS AND WARRANTIES

3.1  Old Trust, on Old Fund's behalf, represents and warrants to New Trust, on New Fund's behalf, as follows:

(a)  Old Trust is a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, organized under the laws of the Commonwealth of Massachusetts (a "Massachusetts business trust") that is duly organized and validly existing under such laws; and its Amended and Restated Declaration of Trust ("Declaration") is on file with that commonwealth's Secretary of State; and before January 1, 1997, Old Trust claimed classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since;

(b)  Old Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

(c)  Old Fund is a duly established and designated series of Old Trust;

(d)  At the Effective Time, Old Trust, on Old Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund's behalf, will acquire good and marketable title thereto;

(e)  Old Fund is not engaged currently, and Old Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Declaration or Old Trust's By-Laws (collectively, "Old Trust Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which Old Trust, on Old Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which Old Trust, on Old Fund's behalf, is a party or by which it is bound;

(f)  All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for

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discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Trust, on Old Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)  No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Old Trust with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Trust, on Old Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to New Trust;

(h)  Old Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments (collectively, "Statements") at and for the year ended on December 31, 2004, have been audited by Tait Weller & Baker, an independent registered public accounting firm; such Statements and Old Fund's unaudited Statements at and for the six-month period ended on June 30, 2005, present fairly, in all material respects, Old Fund's financial condition as of the respective dates thereof in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to Old Trust's management's best knowledge and belief, there are no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such respective dates that are not disclosed therein;

(i)  Since December 31, 2004, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)  At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Old Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)  Old Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time Old Trust's Board approved the transactions contemplated by this Agreement ("Approval Time") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Effective Time, Old Fund has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Old Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying New Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)  All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in

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every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended ("1933 Act"), and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth in Old Trust's transfer agent's records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor is there outstanding any security convertible into any Old Fund Shares;

(m)  Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)  Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

(o)  During the five-year period ending at the Effective Time, (1) neither Old Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than New Fund Shares or Old Fund Shares, except for shares redeemed in the ordinary course of Old Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Old Fund Shares, other than normal, regular dividend distributions made pursuant to Old Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

(p)  Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(q)  Old Trust's current prospectus and statement of additional information including Old Fund, and each prospectus and statement of additional information including Old Fund used at all times prior to the date hereof, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated before or at the Effective Time do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)  Each of the Proxy Statement (as defined in paragraph 4.5) (other than written information New Trust provided for inclusion therein) and the Registration Statement (as defined in paragraph 3.3(a)) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(s)  The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof; and

(t)  The Declaration permits Old Trust to vary its shareholders' investment; and Old Trust does not have a fixed pool of assets - each series thereof (including Old Fund) is a managed portfolio of securities, and its investment adviser, First Investors Management Company, Inc. ("Adviser"), has the authority to buy and sell securities for it.

3.2  New Trust, on New Fund's behalf, represents and warrants to Old Trust, on Old Fund's behalf, as follows:

(a)  New Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

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(b)  At the Effective Time, New Trust will be duly registered as an open-end management investment company under the 1940 Act;

(c)  Before the Effective Time, New Fund will be a duly established and designated series of New Trust;

(d)  New Fund has not commenced operations and will not do so until after the Closing;

(e)  Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(f)  No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(g)  New Fund is not engaged currently, and New Trust's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of New Trust's Trust Instrument or By-Laws (collectively, "New Trust Governing Documents") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which New Trust, on New Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which New Trust, on New Fund's behalf, is a party or by which it is bound;

(h)  No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against New Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Trust, on New Fund's behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  New Fund will be a "fund" as defined in section 851(g)(2) of the Code; it will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

(j)  New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire - during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person - with consideration other than New Fund Shares, any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

(k)  Following the Reorganization, New Fund (1) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Old Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, New Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(l)  There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

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(m)  During the five-year period ending at the Effective Time, neither New Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Old Fund Shares with consideration other than New Fund Shares;

(n)  Assuming the truthfulness and correctness of Old Trust's representation and warranty in paragraph 3.1(p), immediately after the Reorganization, (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

(o)  The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' account, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(p)  The Proxy Statement (only with respect to written information New Trust provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(q)  New Trust's Trust Instrument permits New Trust to vary its shareholders' investment; and New Trust will not have a fixed pool of assets - each series thereof (including New Fund after it commences operations) will be a managed portfolio of securities, and the Adviser will have the authority to buy and sell securities for it.

3.3  Each Investment Company, on its respective Fund's behalf, represents and warrants to the other Investment Company, on its respective Fund's behalf, as follows:

(a)  No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) Old Trust's amendment of its registration statement under the 1933 Act and the 1940 Act and the amendment of its notification of registration filed on Form N-8A under the 1940 Act to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act ("Registration Statement"),1 and (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

(b)  The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)  Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to New Fund, (2) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

1  Clause (1) will only be included in an agreement that involves an Old Trust the registration statement of which is adopted by the corresponding New Trust.

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(d)  The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(e)  The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(f)  None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

(g)  Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses");

(h)  The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 3.1(o), 3.2(j), and 3.2(m) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Old Fund at the Effective Time;

(i)  Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

(j)  Immediately following consummation of the Reorganization, New Fund will hold the same assets - except for assets used to pay the Funds' expenses incurred in connection with the Reorganization - and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.  COVENANTS

4.1  Old Trust covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("Shareholders Meeting").

4.2  Old Trust covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

4.3  Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.4  Old Trust covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.5  Each Investment Company covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement on Schedule 14A relating to the Reorganization to be furnished in connection with Old Trust's Board's solicitation of proxies for use at the Shareholders Meeting ("Proxy Statement").

4.6  Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

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4.7  New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

4.8  Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.  CONDITIONS PRECEDENT

Each Investment Company's obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

5.1  All necessary filings shall have been made with the Commission and state securities authorities, [and, in the case of First Investors Life Series Fund, state insurance regulators,] and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. New Trust shall have expressly adopted the Registration Statement with respect to New Fund for purposes of the 1933 Act and the 1940 Act. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company's best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

5.2  At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

5.3  The Investment Companies shall have received an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP ("Counsel") substantially to the effect that:

(a)  Old Fund is a duly established series of Old Trust, a Massachusetts business trust that is validly existing under the laws of the Commonwealth of Massachusetts, and New Fund is a duly established series of New Trust, a trust that is validly existing as a statutory trust under the laws of the State of Delaware;

(b)  Each Investment Company has duly authorized and adopted this Agreement on its respective Fund's behalf;

(c)  The New Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

(d)  The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Old Trust Governing Documents or the New Trust Governing Documents or, to Counsel's knowledge, violate any obligation of either Investment Company under the express terms of any court order that names the Investment Company and is specifically directed to it or its property, except as set forth in such opinion;

(e)  To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by

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either Investment Company, on its respective Fund's behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(f)  Each Investment Company is registered with the Commission as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend either such registration; and

(g)  To Counsel's knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against either Investment Company (with respect to its respective Fund) or any of its properties or assets attributable or allocable to its respective Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Investment Company or Fund, and may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, respectively, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than an Investment Company has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word "knowledge" and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers' certificates;

5.4  The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(b)  Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)  New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)  New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

(e)  A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)  A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

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(g)  For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5  Before the Closing, New Trust's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share in each class ("Initial Shares") to the Adviser or an affiliate thereof in consideration of the payment of $10.00 each to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.6;

5.6  New Trust (on behalf of and with respect to New Fund) shall have entered into, or adopted, as appropriate, an investment advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by New Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by the Adviser or its affiliate as New Fund's sole shareholder; and

5.7  At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4, 5.5 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.  EXPENSES

Subject to complying with the representation contained in paragraph 3.3(g), the Reorganization Expenses shall be borne by the Funds equally or in any other proportion or manner the Investment Companies mutually agree on. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing New Fund's prospectus and Old Fund's proxy materials, soliciting proxies, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.  ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.  TERMINATION

This Agreement may be terminated, with respect to one or more Reorganizations, at any time at or before the Closing:

8.1  By either Investment Company (a) in the event of the other Investment Company's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [January 27, 2006][April 28, 2006], or such other date as to which the Investment Companies agree; or

A2-11

8.2  By the Investment Companies' mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.  AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  SEVERABILITY

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.  MISCELLANEOUS

11.1  This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2  Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund's behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3  Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company's trustees solely in their capacities as trustees and not individually. Each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund's property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund's behalf, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees, officers, or shareholders.

11.4  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

FIRST INVESTORS _________ FUNDS, on behalf of each of its series listed on Schedule A

By:

Kathryn S. Head
President

________________________, on behalf of each of its series listed on Schedule A

By:

Kathryn S. Head
President

A2-12

SCHEDULE A

Old Funds (each a series of Old Trust)	New Funds (each a series of New Trust)

A2-13

EXHIBIT B

FORM OF CLASS A DISTRIBUTION PLAN
FOR
CERTAIN NEW FUNDS

WHEREAS, FIRST INVESTORS _____________ FUNDS (the "Fund") is an open-end management investment company duly registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Fund employs one or more broker-dealers as distributors of its shares ("Underwriter") pursuant to a written agreement ("Underwriting Agreement");

WHEREAS, Rule 12b-1 under the 1940 Act permits registered investment companies to bear certain expenses associated with the distribution of their shares;

WHEREAS, the Fund offers multiple series and multiple classes of shares for purchase by shareholders;

WHEREAS, the Board of Trustees believes that payment of certain expenses associated with the distribution of the Class A shares of the separate investment series of the Fund listed in Schedule A hereto, as may be amended from time to time (individually and collectively, the "Series") (the Class A shares of each Series, the "Class A Shares") and the servicing or maintenance of shareholder accounts for such Class A Shares would be beneficial to the Fund and its shareholders; and

WHEREAS, the Fund, on behalf of its Series, wishes to adopt a plan under Rule 12b-1 to permit each Series to pay some of the expenses involved in distributing its Class A Shares and the servicing or maintenance of its shareholder accounts for such Class A Shares.

NOW, THEREFORE, in consideration of the foregoing, the Fund hereby adopts the following distribution plan in accordance with Rule 12b-1 (the "Class A Plan"):

1.  Payment of the Fee. Pursuant to one or more Underwriting Agreements which the Fund can enter into from time to time and this Class A Plan, each Series shall pay as compensation for the Underwriter's services an annualized Rule 12b-1 fee of up to an aggregate of 0.30% of each Series' average daily net assets attributable to its Class A Shares (referred to herein as the "Class A 12b-1 Fee"). The Class A 12b-1 Fee is payable by each Series monthly, or at such other intervals as shall be determined by the Board of Trustees in the manner provided for approval of the Class A Plan in paragraph 5(a). The Class A 12b-1 Fee shall consist of a distribution fee and a service fee, in such proportions as shall be determined from time to time by the Board of Trustees in the manner provided for approval of the Class A Plan in paragraph 5(a). The Class A 12b-1 Fee shall be payable regardless of whether that amount exceeds or is less than the actual expenses incurred by the Underwriter in distributing Class A Shares of such Series in a particular year.

2.  Expenses Different from Annual Rate. To the extent that the Class A 12b-l Fees paid by the Series in a particular year exceeds actual expenses attributable to Class A Shares of the Series incurred by an Underwriter in that year, the Underwriter may realize a profit in that year. If the expenses attributable to Class A Shares incurred by an Underwriter in a particular year are greater than the Class A 12b-1 Fees, the Underwriter may incur a loss in that year and may not recover from the Series such excess of expenses attributable to Class A Shares of the Series over the Class A 12b-1 Fees unless actual expenses attributable to Class A Shares of the Series incurred in a subsequent year in which the Class A Plan remained in effect were less than the Class A 12b-1 Fees paid under the Class A Plan in that year.

3.  Distribution and Service Fees. "Distribution" fees are fees paid for the distribution of the Series' Class A Shares, including continuing payments to registered representatives and dealers for sales of such shares, the costs of printing and dissemination of sales material or literature, prospectuses used as sales material and reports or proxy material prepared for the Series' shareholders of the Class A Shares to the extent that such material is used in connection with the sales of the Class A Shares, and general overhead of an Underwriter. "Service" fees are fees paid

B-1

for services related to the maintenance and servicing of existing shareholder accounts for the Series' Class A Shares, including shareholder liaison services, whether provided by individual representatives, dealers, an Underwriter or others entitled to receive such fees.

4.  Reports to Trustees. Quarterly and annually in each year that the Class A Plan remains in effect, the Treasurer of the Fund shall prepare and furnish to the Board of Trustees of the Fund a written report of the amounts so expended and the purposes for which such expenditures were made under the Class A Plan. The Board of Trustees will promptly review the Treasurer's report.

5.  Approval of Plan. The Class A Plan shall become effective with respect to any Series of the Fund immediately upon the approval by votes of (a) a majority of (i) the Fund's Board of Trustees and (ii) the Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act, and who have no direct or indirect financial interest in the operation of the Class A Plan or in any agreements related to the Class A Plan (the "Independent Trustees") cast in person at a meeting called for the purpose of voting on such Class A Plan and (b) a "majority of the outstanding voting securities" of the Class A Shares of such Series, voting separately from any other class or Series of the Fund (a "majority of the outstanding voting securities" is defined in Section 2(a)(42) of the 1940 Act).

6.  Termination of Plan. The Class A Plan can be terminated by any Series at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Class A Shares of such Series, voting separately from any other class or Series of the Fund (as defined in Section 2(a)(42) of the 1940 Act).

7.  Amendments. Any amendment to increase materially the cost to any Series of the Fund under the Class A Plan may not be instituted without the approval of a majority of the outstanding voting securities of the Class A Shares of such Series, voting separately from any other class or Series of the Fund (as defined in Section 2(a)(42) of the 1940 Act). If Class B shares of any Series of the Fund are convertible into Class A Shares of such Series, and if the Fund implements any amendment to the Class A Plan that would increase materially the cost to any Series of the Fund under the Class A Plan, then Class B shares of such Series will stop converting into Class A Shares of such Series unless the holders of a majority of the outstanding voting securities of the Class B shares of such Series, voting separately from any other class or Series of the Fund (as defined in Section 2(a)(42) of the 1940 Act), also approve the amendment. Any material amendment of the Class A Plan must also be approved by the Board of Trustees in the manner described in paragraph 5(a).

8.  Nomination of Trustees. While the Class A Plan shall be in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of the Independent Trustees then in office.

9.  Term. The Class A Plan shall remain in effect with respect to any Series for one year from the date of its approval by the shareholders of the Class A Shares of such Series and may continue thereafter only if the Class A Plan is approved at least annually in the manner described in paragraph 5(a).

Dated: [ ], 2006

B-2

EXHIBIT C

ADVISORY SCHEDULES AND FEES

Set forth below are current advisory fee schedules for each of the Old Funds and the proposed advisory fee schedules for the New Funds.

Current Advisory Fee Schedule	Schedule 1	Schedule 2	Schedule 3	Schedule 4
Old Funds	0.75% first $250M 0.72% $250M to $500M 0.69% $500M to $750M 0.66% over $750M	1.00% first $200M 0.75% $200M to $500M 0.72% $500M to $750M 0.69% $750M to $1B 0.66% over $1B	0.75% first $300M 0.72% $300M to $500M 0.69% $500M to $750M 0.66% over $750M	1.00% first $250M 0.97% $250M to $500M 0.94% $500M to $750M 0.91% over $750M
Fund For Income	XX

Insured Tax Exempt Fund	XX

Global Fund				XX

Special Bond Fund	XX

New York Insured Tax Free Fund	XX

Government Fund		XX

Multi-State Insured Tax Free Fund (all series)	XX

Life Series Fund (all series)	XX

First Investors Blue Chip Fund of Series Fund		XX

First Investors Total Return Fund of Series Fund		XX

First Investors Insured Tax Exempt Fund II of Executive Investors Trust		XX

First Investors Special Situations Fund of Series Fund		XX

First Investors Investment Grade Fund of Series Fund			XX

First Investors Mid-Cap Opportunity Fund of Series Fund II		XX

First Investors Value Fund of Series Fund II			XX

First Investors Growth & Income Fund of Series Fund II			XX

First Investors Focused Equity Fund of Series Fund II			XX

First Investors All-Cap Growth Fund of Series Fund II			XX

Cash Management Fund	0.50% of average daily net assets

Tax-Exempt Money Market Fund	0.50% of average daily net assets

First Investors Insured Intermediate Tax Exempt Fund of Series Fund	0.60% of average daily net assets

Proposed Advisory Fee Schedule	Schedule 1	Schedule 2	Schedule 3	Schedule 4	Schedule 5
New Funds Corresponding to the Following Series of Old Funds	0.75% first $250M 0.72% $250M to $500M 0.69% $500M to $750M 0.66% $750M to $1.25B 0.64% $1.25B to $1.75B 0.62% $1.75B to $2.25B 0.60% over $2.25B	1.00% first $200M 0.75% $200M to $500M 0.72% $500M to $750M 0.69% $750M to $1B 0.66% $1B to $1.5B 0.64% over $1.5B	0.75% first $300M 0.72% $300M to $500M 0.69% $500M to $750M 0.66% $750M to $1.25B 0.64% $1.25B to $1.75B 0.62% $1.75B to $2.25B 0.60% over $2.25B	0.98% first $300M 0.95% $300M to $600M 0.92% $600M to $1B 0.90% $1B to $1.5B 0.88% over $1.5B	0.66% first $500M 0.64% $500M to $1B 0.62% $1B to $1.5B 0.60% over $1.5B
Fund For Income	XX

Insured Tax Exempt Fund					XX

Global Fund				XX

Special Bond Fund	XX

New York Insured Tax Free Fund					XX

Government Fund					XX

Multi-State Insured Tax Free Fund (all series)					XX

Life Series Fund (all series)	XX

First Investors Blue Chip Fund of Series Fund			XX

First Investors Total Return Fund of Series Fund			XX

First Investors Insured Tax Exempt Fund II of Executive Investors Trust					XX

First Investors Special Situations Fund of Series Fund		XX

First Investors Investment Grade Fund of Series Fund	XX

First Investors Mid-Cap Opportunity Fund of Series Fund II			XX

First Investors Value Fund of Series Fund II			XX

First Investors Growth & Income Fund of Series Fund II			XX

First Investors Focused Equity Fund of Series Fund II			XX

First Investors All-Cap Growth Fund of Series Fund II			XX

Cash Management Fund	0.50% of average daily net assets

Tax-Exempt Money Market Fund	0.50% of average daily net assets

First Investors Insured Intermediate Tax Exempt Fund of Series Fund	0.60% of average daily net assets

Set forth below in the first column are the gross and net advisory fees (i.e., before and after any fee waivers) paid on behalf of each Old Fund for the calendar year ended December 31, 2004. The middle column sets forth the gross and net fees that would have been paid on behalf of the Old Funds had the proposed contractual advisory fee rates and waivers been in place for the same period. It is assumed that fee waivers were reduced by the fee reductions that are reflected in the new rates to the extent applicable. The last column sets forth the difference, if any, in the net dollar amount of fees that would have been payable in that period taking into account the reductions in the contractual advisory fee rates and corresponding reductions in waiver rates under the proposed fee schedules for the New Funds. Fee waivers reflect agreements approved by the Boards of the Old Funds under which FIMCO commits temporarily to waive a certain amount of its advisory fees. These agreements are generally for periods of one year. Any waivers to the contractual advisory fees for the New Funds will therefore be subject to change under year-to-year negotiations of waiver agreements, just as they are for the Old Funds. Any change to the fee waivers could result in a decrease or an increase of the actual effective advisory rates for the New Funds.

	2004 Actual Investment Advisory Fees Paid			2004 Pro Forma Investment Advisory Fees			Reduction in Gross, Waived & Net Amounts Under Proposed Fee Schedules
	Gross	Waiver	Net	Gross	Waiver	Net	Gross	Waived	Net
							Amount	Amount	Amount
EQUITY FUNDS
Global Fund	$2,321,355	-	$2,321,355	$2,274,399	-	$2,274,399	$46,956	-	$46,956
Series Fund
Blue Chip Fund	4,197,480	$500,344	3,697,136	3,638,557	-	3,638,557	558,923	$500,344	58,579
Special Situations Fund	2,143,964	499,606	1,644,358	2,143,964	$499,606	1,644,358	-	-	-
Total Return Fund	2,442,946	500,344	1,942,602	1,942,602	-	1,942,602	500,344	500,344	-
Series Fund II
All-Cap Growth Fund	1,061,162	-	1,061,162	1,061,162	-	1,061,162	-	-	-
Focused Equity Fund	473,935	-	473,935	473,935	-	473,935	-	-	-
Growth & Income Fund	4,241,013	-	4,241,013	4,241,013	-	4,241,013	-	-	-
Mid-Cap Opportunity Fund	2,848,522	500,344	2,348,178	2,343,451	-	2,343,451	505,071	500,344	4,727
Value Fund	1,482,116	-	1,482,116	1,482,116	-	1,482,116	-	-	-
TAXABLE BOND AND MONEY MARKET FUNDS
Cash Management Fund	887,813	603,169	284,644	887,813	603,169	284,644	-	-	-
Fund For Income	4,310,556	-	4,310,556	4,310,556	-	4,310,556	-	-	-
Government Fund	1,966,603	928,435	1,038,168	1,296,949	258,781	1,038,168	669,654	669,654	-
Series Fund
Investment Grade Fund	1,449,723	425,841	1,023,882	1,449,723	425,841	1,023,882	-	-	-
TAX EXEMPT FUNDS
Executive Investors Trust
Insured Tax Exempt Fund II	960,216	437,172	523,044	633,652	110,608	523,044	326,564	326,564	-
Insured Tax Exempt Fund	6,064,339	875,249	5,189,090	5,543,139	354,049	5,180,090	521,200	521,200	-
Multi-State Insured Tax Free Fund
Arizona Fund	168,614	94,984	73,630	148,354	74,724	73,630	20,260	20,260	-
California Fund	222,236	91,649	130,587	195,541	64,954	130,587	26,695	26,695	-
Colorado Fund	88,282	75,664	12,618	77,674	65,056	12,618	10,608	10,608	-
Connecticut Fund	279,246	119,981	159,265	245,702	86,437	159,265	33,544	33,544	-
Florida Fund	305,651	103,445	202,206	268,933	66,727	202,206	36,718	36,718	-
Georgia Fund	84,999	70,389	14,610	74,787	60,177	14,610	10,212	10,212	-
Maryland Fund	244,506	104,342	140,164	215,128	74,964	140,164	29,378	29,378	-
Massachusetts Fund	222,561	99,468	123,093	195,817	72,724	123,093	26,744	26,744	-
Michigan Fund	301,246	112,701	188,545	265,043	76,498	188,545	36,203	36,203	-
Minnesota Fund	114,376	95,559	18,817	100,634	81,817	18,817	13,742	13,742	-
Missouri Fund	82,915	73,668	9,247	72,954	63,707	9,247	9,961	9,961	-

	2004 Actual Investment Advisory Fees Paid			2004 Pro Forma Investment Advisory Fees			Reduction in Gross, Waived & Net Amounts Under Proposed Fee Schedules
	Gross	Waiver	Net	Gross	Waiver	Net	Gross	Waived	Net
							Amount	Amount	Amount
TAX EXEMPT FUNDS (continued)
New Jersey Fund	$521,753	$138,271	$383,482	$459,058	$75,576	$383,482	$62,695	$62,695	-
North Carolina Fund	187,801	110,951	76,850	165,241	88,391	76,850	22,560	22,560	-
Ohio Fund	196,506	114,013	82,493	172,890	90,397	82,493	23,616	23,616	-
Oregon Fund	217,899	130,417	87,482	191,717	104,235	87,482	26,182	26,182	-
Pennsylvania Fund	363,256	122,241	241,015	319,607	78,592	241,015	43,649	43,649	-
Virginia Fund	315,087	110,679	204,408	277,206	72,798	204,408	37,881	37,881	-
New York Insured Tax Free Fund	1,409,116	281,823	1,127,293	1,239,783	112,490	1,127,293	169,333	169,333	-
Series Fund
Insured Intermediate Tax Exempt Fund	427,932	71,337	356,595	427,932	71,337	356,595	-	-	-
Tax-Exempt Money Market Fund	77,912	83,085	(5,173)	77,912	83,085	(5,173)	-	-	-
LIFE SERIES FUNDS
Life Series Fund
Blue Chip Fund	1,316,245	-	1,316,245	1,316,245	-	1,316,245	-	-	-
Cash Management Fund	60,903	27,209	33,694	60,903	27,209	33,694	-	-	-
Discovery Fund	916,337	-	916,337	916,337	-	916,337	-	-	-
Focused Equity Fund	77,857	-	77,857	77,857	-	77,857	-	-	-
Government Fund	167,511	33,502	134,009	167,511	33,502	134,009	-	-	-
Growth Fund	1,678,268	-	1,678,268	1,678,268	-	1,678,268	-	-	-
High Yield Fund	497,973	-	497,973	497,973	-	497,973	-	-	-
International Securities Fund	679,613	-	679,613	679,613	-	679,613	-	-	-
Investment Grade Fund	279,506	55,901	223,605	279,506	55,901	223,605	-	-	-
Target Maturity 2007 Fund	190,815	38,163	152,652	190,815	38,163	152,652	-	-	-
Target Maturity 2010 Fund	125,173	25,035	100,138	125,173	25,035	100,138	-	-	-
Target Maturity 2015 Fund	106,156	21,231	84,925	106,156	21,231	84,925	-	-	-
Value Fund	463,664	-	463,664	463,664	-	463,664	-	-	-
Special Bond Fund	160,540	-	160,540	160,540	-	160,540	-	-	-
Total	$49,404,198	$7,676,212	$41,727,986	$45,635,505	$4,017,782	$41,617,723	$3,768,693	$3,658,430	$110,262

EXHIBIT D

COMPARISON OF CERTAIN ATTRIBUTES OF THE NEW TRUSTS,
THE MARYLAND FUNDS AND THE MASSACHUSETTS FUNDS

Shareholder Liability

Generally, liability is limited for shareholders of the New Trusts to the same extent as for shareholders of the Maryland and Massachusetts Funds.

The New Trusts:

The Trust Instrument provides that shareholders are not personally liable for the liabilities incurred by, contracted for, or otherwise existing with respect to the New Trusts or the New Funds. Shareholders of the New Trusts have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

Maryland Funds:

The Articles of Incorporation do not include a specific provision. However, under Maryland law, shareholders are generally not liable for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

Massachusetts Funds:

The Declarations of Trust state that the shareholders will not be subject to any personal liability other than the amount the shareholders have personally agreed to pay by way of subscription for any shares.

Liquidation or Dissolution

The primary difference in this provision among the entities is that the New Trusts do not need shareholder approval for liquidations or mergers, unlike the Maryland and Massachusetts Funds.

The New Trusts:

The Trust Instrument permits a majority of the Board of Trustees ("Trustees") to liquidate or merge the New Trusts, or any series or class of the New Trusts, upon written notice to the shareholders, without submitting the matter for shareholder approval. There is no required shareholder vote.

Maryland Funds:

The Articles of Incorporation provide that the Board of Directors ("Directors") may sell, lease or exchange all of the property and assets of the Fund when and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding. Maryland law requires shareholder approval (two-thirds of the shares entitled to vote) to liquidate or dissolve a Maryland Fund.

Massachusetts Funds:

The Declarations of Trust permit the Trustees to liquidate or merge a Fund, subject to majority shareholder approval.

Liability of Trustees and Indemnification

The Trustees or the Directors, as applicable, of the New Trusts, Maryland Funds and Massachusetts Funds are generally not personally liable to the respective entity or obligation of the entity unless there are certain "bad acts" involved in their conduct. Furthermore, the organizational documents or applicable state law permit Trustees and Directors to be indemnified against liability to the maximum extent permitted by applicable law, including state law and the Investment Company Act of 1940 (the "1940 Act").

The New Trusts:

The Trust Instrument provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of the Trustee's duties, a Trustee shall not be personally liable to any person contracting with or having any claim against the Trusts or a particular series. Further, a Trustee is not liable to the Trust or its shareholders for the Trustee's, or other party's, acts, omissions, provided that the Trustee has exercised reasonable care and acted under the reasonable belief that his actions are in the best interest of the Trust.

The Trust Instrument also provides that a Trustee shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he becomes involved by virtue of his being or having been a Trustee.

Maryland Funds:

The Articles of Incorporation provide that the Directors are not liable to the Funds or their shareholders for money damages to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act). The Articles of Incorporation or Maryland law also permit for indemnification of Directors to the maximum extent permitted by the 1940 Act or Maryland law, as applicable. However, indemnification is not permitted when the Director acted in bad faith or received an improper benefit.

Massachusetts Funds:

The Declarations of Trust provide that a current or former Trustee will be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee and against amounts paid or incurred by him in the settlement thereof. However, no indemnification to the Trustee is permitted for any liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Trustee's duties.

Rights of Inspection

The primary difference is that shareholders of the New Trusts and the Massachusetts Funds do not have any right to inspect trust documents, unlike shareholders of the Maryland Funds.

The New Trusts:

The By-Laws provide that shareholders do not have the right to inspect any account, book or document of the New Trusts except as conferred by law or otherwise by the Trustees. No such rights have been conferred.

Maryland Funds:

The Articles of Incorporation do not include a specific provision. However, Maryland law permits shareholders of the Maryland Funds to inspect certain documents (e.g., by-laws, shareholder meeting minutes) of the corporation upon request, subject to certain limitations and conditions.

Massachusetts Funds:

The By-laws provide that no shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law, by the Trustees or by resolution of the shareholders. No such rights have been conferred.

Shareholder Voting Rights and Shareholder Meetings

The New Trusts differ from the Old Funds in certain respects, such as the percentage of outstanding shares necessary for shareholders to call a special meeting and the ability of shareholders to take action by written consent. In addition, the New Trusts entitle shareholders to vote based on the amount invested, unlike the Massachusetts Funds and Maryland Funds that base voting on the number of shares owned.

The New Trusts:

The Trust Instrument does not require annual shareholder meetings unless required by law. Shareholders may hold special meetings to vote on certain matter whenever ordered by the Trustees or the President and upon, the written request of the shareholders owning at least 10% of the outstanding shares of such series or class entitled to vote. Shareholders may take action by written consent.

Shareholders are entitled to one vote for each dollar of net asset value of such Funds (or Classes thereof) and each fractional dollar amount shall be entitled to a proportionate fractional vote.

Maryland Funds:

The By-Laws do not require annual shareholder meetings unless required by the 1940 Act. Further, a special meeting of the shareholders can be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. Special meetings of shareholders for the purpose of voting on the removal of one more directors require the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Shareholders may take action by written consent.

Shareholders are entitled to one vote per share held by the shareholder.

Massachusetts Funds:

The Declarations of Trust do not require an annual meeting. Further, a special meeting of the shareholders can be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Shareholders may not take action by written consent.

Shareholders are entitled to one vote per share and a proportionate fractional vote for each fractional share.

Reorganization/Combination Transactions

The primary difference in this provision among the entities is that the New Trusts are not required to obtain shareholder approval for reorganization or combination transactions unlike the Maryland and Massachusetts Funds.

The New Trusts:

Under the Trust Instrument, the Trustees may, without any shareholder approval, authorize mergers, consolidations, and reorganizations of the New Trusts with another trust, series or other business organizations, if the resulting entity is an open-end management investment company, within the meaning of the 1940 Act, or sell all or substantially all of the assets of the Trust or assets belonging to a series.

Maryland Funds:

Under the Articles of Incorporation, shareholders must approve mergers, consolidations or sales of a Fund's assets.

Massachusetts Funds:

The Declarations of Trust provide that the Trustees, with the approval of a majority of the Trust's shareholders, may sell and convey the assets of the Trust to another Trust, partnership, association or corporation organized under U.S. law.

Amendment of Charter Document

The primary difference in this provision among the entities is that the New Trusts may amend their Trust Instruments without shareholder approval, unlike the Maryland and Massachusetts Funds. The By-Laws, or certain sections thereof, for each entity may be amended without shareholder approval.

The New Trusts:

The Declaration of Trust provides that the Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust provided that the shareholders will have the right to vote on certain amendments, such as changes to their voting rights. The By-Laws may generally be amended by action of the Trustees without shareholder approval.

Maryland Funds:

The Articles of Incorporation provide that amendments to the Articles of Incorporation require shareholder approval. The By-Laws may be amended at any meeting of the shareholders or by a majority vote of the Directors except with respect to certain matters, including matters relating to investment restrictions and amendments to the By-Laws. These matters may only be amended with shareholder approval.

Massachusetts Funds:

The Declarations of Trust require a majority shareholder vote to amend or otherwise supplement the Declarations of Trust. The By-Laws may be amended without the shareholder vote, except for certain provisions.

Derivative Actions

In each case, shareholder must first make a demand to bring such action on behalf of the entity. Shareholders of the New Trusts must be shareholders at the time of commencing the action and at the time of the disputed transactions.

The New Trusts:

Under Delaware law, shareholders may not bring a derivative action unless they have first made a demand upon the Trustees to bring the action on behalf of the New Trusts. Shareholders may bring derivative actions to enforce the right of the New Trusts if certain conditions are met. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) the complaining shareholder be a shareholder of the Fund at the time of commencing the action and at the time of the disputed transaction or that his stock thereafter devolved upon him by operation of law.

Maryland Funds:

Under Maryland law, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the Directors improperly refuse to bring a derivative suit or if the demand upon the Directors is excused, then a plaintiff generally must then make the demand upon the corporation's other shareholders before commencing suit.

Massachusetts Funds:

While not directly applicable, Massachusetts corporation law may be considered persuasive authority for matters concerning derivative actions by a Massachusetts Fund's shareholders. Under Massachusetts corporation law, any shareholder that was a shareholder of the corporation at the time of the act or omission complained of may commence a derivative proceeding after written demand has been made upon the corporation to take suitable action and at least 90 days has elapsed (assuming no shareholder vote is taken with respect to the demand) or if irreparable injury to the corporation would result by waiting for the expiration of such period.

*****

The foregoing is only a summary of certain characteristics of the operations of the New Trusts and the Old Funds, their relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing the New Trusts for a more thorough description.

EXHIBIT E

COMPARISON OF THE OLD FUNDS' AND NEW FUNDS' FUNDAMENTAL
INVESTMENT RESTRICTIONS

Listed below are the fundamental investment restrictions for each Old Fund which is proposed to be reorganized as a series of First Investors Equity Funds (each an "Old Equity Fund" and together, the "Old Equity Funds") and the changes proposed for the corresponding New Funds (each a "New Equity Fund" and together, the "New Equity Funds").

Borrowing

The table below compares the fundamental investment restriction on borrowing for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. The main differences between the existing and new restrictions include the ability of a New Equity Fund to borrow only as permitted under applicable law, as opposed to borrowing only a certain amount (5%) for some of the Old Equity Funds. One of the purposes of the new restriction is to provide greater flexibility for the portfolio manager in managing the New Equity Funds. Further, the new restriction would simplify compliance monitoring and make the restriction uniform among all New Equity Funds. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds				Suggested Revised Fundamental Investment Restriction
Total Return Fund	Value Fund Growth & Income Fund Mid-Cap Opportunity Fund Special Situations Fund Global Fund	Blue Chip Fund	All-Cap Growth Fund Focused Equity Fund	For All New Equity Funds
The Fund may not borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of value of the Fund's total assets by reason of a decline in net assets will be reduced in three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.	The Fund may not borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).	The Fund may not borrow money, or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings.	The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets including the amount borrowed less liabilities (other than borrowings).	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Senior Securities

The table below compares the fundamental investment restrictions on senior securities for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. The only difference among the existing and new restrictions is that the new restriction permits investments in senior securities to the extent permitted under applicable law. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds	Suggested Revised Fundamental Investment Restriction
For All Old Equity Funds	For All New Equity Funds
The Fund may not issue senior securities.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Loans

The table below compares the fundamental investment restriction on loans for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. The existing restrictions provide that an Old Equity Fund may not make loans except through loans of portfolio securities, repurchase agreements or as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Further, Total Return Fund and Global Fund each has a 10% limitation on their loans. Global Fund also may lend its securities for the purposes of covering short positions of the borrower under certain circumstances. The new restriction permits loans only as allowed under applicable law. The primary purpose of the change in this restriction is to consolidate the differences among the restrictions, which would simplify compliance monitoring and portfolio management. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds						Suggested Revised Fundamental Investment Restriction
Total Return Fund Blue Chip Fund	Value Fund Growth & Income Fund	All-Cap Growth Fund Focused Equity Fund	Global Fund	Special Situations Fund	Mid-Cap Opportunity Fund	For All New Equity Funds
The Fund may not make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets).	The Fund may not make loans, except loans of portfolio securities and repurchase agreements.	The Fund may not make loans, except as permitted under the 1940 Act.	The Fund may not make loans to other persons, except that the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors that it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's total assets. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan. This restriction is not intended to prohibit the Fund from investing in repurchase agreements.	The Fund may not make loans, except through repurchase agreements.	None	The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Diversification

The table below compares the fundamental investment restrictions on diversification for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. There are no significant differences among the old restrictions except that the Total Return Fund has a 25% limitation on investments in a single industry. The Growth & Income Fund also has a 10% limitation (as opposed to 5% for some other Old Equity Funds) related to investments in a single issuer. The new restriction (like the old restriction) includes the 5% and 10% limitations related to investments in any securities, or voting securities, of a single issuer. Thus, the purpose of the new restriction is to provide uniformity in the diversification restriction among all New Equity Funds. There is no current intention for the New Equity Funds to have different investment strategies than the Old Equity Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds				Suggested Revised Fundamental Investment Restriction
Total Return Fund Blue Chip Fund Mid-Cap Opportunity Fund Special Situations Fund	Value Fund Global Fund	Growth & Income Fund	All-Cap Growth Fund Focused Equity Fund	For All New Equity Funds
The Fund may not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.	The Fund may not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets, more than 5% of such assets would then be invested in securities of a single issuer.
With respect to 75% of the total assets of the Fund, purchase more than 10% of the voting securities of any one issuer.	The Fund may not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets, more than 5% of such assets would then be invested in securities of a single issuer.
With respect to 75% of the total assets of the Fund, purchase more than 10% of the voting securities of any one issuer.
		With respect to 75% of the total assets of the Fund, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).	None.	Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Concentration

The table below compares the fundamental investment restrictions on concentration for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. The existing restrictions for each Old Equity Fund restrict investments in securities of issuers in the same industry to 25%, or in single issuers to 10%, of an Old Equity Fund's total assets. In addition, the Mid-Cap Opportunity Fund and Special Situations Fund are not permitted to purchase more than 10% of the outstanding voting securities of any issuer. The new restriction permits each New Equity Fund (unless "concentrated") to invest up to 25% of its total assets in issuers in the same industry and does not limit investments in securities of the U.S. Government or its agencies. The main purpose of the new restriction is to simplify the restriction and make it uniform among all New Equity Funds. There is no current intention for the New Equity Funds to have different investment strategies than the Old Equity Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds				Suggested Revised Fundamental Investment Restriction
Total Return Fund Blue Chip Fund	Value Fund Growth & Income Fund All-Cap Growth Fund Focused Equity Fund	Mid-Cap Opportunity Fund Special Situations Fund	Global Fund	For All New Equity Funds
The Fund may not purchase more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principle business activities are in the same industry.	The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).	The Fund may not invest 25% or more of the value of its total assets in a particular industry at one time. The Fund, however, is not limited in the amount of its total assets that may be invested in any particular country.	Except for any Fund that is "concentrated" in an industry or group of industries within the meaning of the 1940 Act, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate

The table below compares the fundamental investment restrictions on real estate for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. There are no significant differences among the existing and new restrictions. In each case, the restrictions do not permit any Old or New Equity Fund to purchase or sell real estate except under certain circumstances. The Old and New Equity Funds may invest in securities such as real estate investment trusts, securities backed by real estate or publicly-traded real estate securities. The new restriction consolidates and makes the restriction uniform for each New Equity Fund. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds					Suggested Revised Fundamental Investment Restriction
Total Return Fund	Value Fund Growth & Income Fund Mid-Cap Opportunity Fund Special Situations Fund	Blue Chip Fund	All-Cap Growth Fund Focused Equity Fund	Global Fund	For All New Equity Funds
The Fund may not buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, including limited partnership interests.	The Fund may not buy or sell real estate or interests in real estate, except that the Fund may purchase or sell securities that are secured by real estate, securities or companies which invest or deal in real estate, and interests in real estate investment trusts.	The Fund may not buy or sell real estate or interests in real estate, except that the Fund may purchase or sell securities that are secured by real estate, securities or companies which invest or deal in real estate, and interests in real estate investment trusts.	The Fund may not buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate, securities of companies that invest or deal in real estate and publicly traded securities or real estate investment trusts.	The Fund may not purchase or sell real estate. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable.	The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Commodities

The table below compares the fundamental investment restrictions on commodities for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. Under the existing restrictions, no Old Equity Fund may buy or sell commodities or commodity contracts. However, some Old Equity Funds may purchase certain futures, forward contracts or other instruments. The new restriction notes that each New Equity Fund may not invest in commodities except under certain circumstances and may invest in financial futures contracts, options on financial futures, warrants, swaps, forward contracts and other derivative instruments. The main purposes of the change are to make the restriction uniform among the New Equity Funds and to clarify the exceptions. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds						Suggested Revised Fundamental Investment Restriction
Value Fund	Blue Chip Fund Growth & Income Fund	All-Cap Growth Fund Focused Equity Fund	Mid-Cap Opportunity Fund Special Situations Fund	Global Fund	Total Return Fund	For All New Equity Funds
The Fund may not buy or sell commodities or commodity contracts, except that the Fund may purchase or sell futures contracts, options on futures contracts.	The Fund may not buy or sell commodities or commodity contracts.	The Fund may not buy or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.	The Fund may not buy or sell commodities or commodity contracts, including futures contracts.	The Fund may not purchase or sell commodities or commodity contracts. However, the Fund may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures, as well as options on such futures contracts.	None.	The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Underwriting

The table below compares the fundamental investment restrictions on underwriting for each Old Equity Fund to the fundamental investment restriction for each New Equity Fund. The existing restrictions provide that an Old Equity Fund may not underwrite securities issued by other persons to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of its portfolio or restricted securities. The new restriction maintains this limitation as applicable to the disposition of restricted securities or investments in other investment companies. The purpose of the proposed change is to clarify the application of underwriter pursuant to the Securities Act of 1933 (the "1933 Act") and to make uniform the restrictions among the New Equity Funds. There is no current intention of the New Equity Funds to have different investment strategies than the Old Equity Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds		Suggested Revised Fundamental Investment Restriction
Global Fund	All Old Equity Funds (except Global Fund)	For All New Equity Funds
The Fund may not underwrite securities of other issuers, except to the extent that the purchase and sale of restricted securities may be deemed to be underwriting.	The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.	The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Affiliated Transactions

The table below compares the fundamental investment restrictions on affiliated transactions for each Old Equity Fund. The New Equity Funds do not have a fundamental restriction because there is no current intention for the New Equity Funds to have different investment strategies as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds				Suggested Revised Fundamental Investment Restriction
Total Return Fund Blue Chip Fund Special Situations Fund	Mid-Cap Opportunity Fund	Global Fund	Value Fund Growth & Income Fund All-Cap Growth Fund Focused Equity Fund	For All New Equity Funds
The Fund may not purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.
The Fund may not invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.	The Fund may not purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of Series Fund II, as principals.
	The Fund may not invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director of Series Fund II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.	The Fund may not purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and, together such officers and Directors own more than 5% of the securities of such issuer. Purchase or sell portfolio securities from or to the Adviser or any Director or officer thereof or of the Fund, as principals.	None.	None.

Control

The table below compares the fundamental investment restrictions on control for each Old Equity Fund. The New Equity Funds do not have a fundamental investment restriction because the restrictions for the Old Equity Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds		Suggested Revised Fundamental Investment Restriction
Total Return Fund Blue Chip Fund Mid-Cap Opportunity Fund Special Situations Fund Global Fund	Value Fund Growth & Income Fund All-Cap Growth Fund Focused Equity Fund	For All New Equity Funds
The Fund may not invest in companies for the purpose of exercising control or management.	None.	None.

Margin Purchases

The table below compares the fundamental investment restrictions on margin purchases for each Old Equity Fund. The New Equity Funds do not have a fundamental investment restriction because these restrictions for the Old Equity Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds				Suggested Revised Fundamental Investment Restriction
Value Fund	Blue Chip Fund Mid-Cap Opportunity Fund Special Situations Fund	Global Fund	Total Return Fund Growth & Income Fund All-Cap Growth Fund Focused Equity Fund	For All New Equity Funds
The Fund may not purchase any securities on margin, except that the Fund may make deposits or margin in connection with futures contracts and options.	The Fund may not purchase any securities on margin.	The Fund may not purchase any securities on margin, except to make margin deposits in connection with the use of options, futures contracts and options on futures contracts.	None.	None.

Pledging

The table below compares the fundamental investment restrictions on pledging for each Old Equity Fund. The New Equity Funds do not have a fundamental investment restriction because the restrictions for the Old Funds originally were included to meet certain state law requirements that no longer apply and because they duplicate current requirements under the 1940 Act. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds		Suggested Revised Fundamental Investment Restriction
Value Fund Blue Chip Fund Growth & Income Fund Mid-Cap Opportunity Fund Special Situations Fund	Total Return Fund All-Cap Growth Fund Focused Equity Fund Global Fund	For All New Equity Funds
The Fund may not pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with the Borrowing limitation (above), provided the Fund maintains asset coverage of at least 300% for all such borrowings.	None.	None.

Short Sales

The table below compares the fundamental investment restrictions on short sales for each Old Equity Fund. The New Equity Funds do not have a fundamental investment restriction because the restrictions for the Old Equity Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds			Suggested Revised Fundamental Investment Restriction
Blue Chip Fund	Special Situations Fund	Total Return Fund Value Fund Growth & Income Fund All-Cap Growth Fund Mid-Cap Opportunity Fund Focused Equity Fund Global Fund	For All New Equity Funds
The Fund may not make short sales of securities to maintain a short position.	The Fund may not make short sales of securities, "against the box" in excess of 10% of the Fund's total assets.	None.	None.

Futures / Options (other than as listed under Commodities)

The table below compares the fundamental investment restrictions on investments in futures and options for each Old Equity Fund. The New Equity Funds do not have a fundamental investment limitation to provide greater flexibility in portfolio management. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds		Suggested Revised Fundamental Investment Restriction
Global Fund	All Old Equity Funds (except Global Fund)	For All New Equity Funds
The Fund may not buy or sell puts, calls, straddles or spreads, except with respect to options on securities, securities indices and foreign currencies or on futures contracts.	None.	None.

Investment Companies

The table below compares the fundamental investment restrictions on investments in investment companies for each Old Equity Fund. The New Equity Funds do not have a fundamental investment restriction because investments in investment companies are subject to specific provisions under the 1940 Act. There is no current intention for the Old Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of to this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds			Suggested Revised Fundamental Investment Restriction
Global Fund	Special Situations Fund	All Old Equity Funds (except Global Fund and Special Situations Fund)	For All New Equity Funds
The Fund may invest in securities of other domestic investment companies, except in connection with a merger of another investment company, although the Fund may purchase the securities of foreign investment companies or investment trusts in the open market where no commissions or profits accrue to a sponsor or dealer other than customary broker's commission, provided such securities do not have an aggregate value (at cost) of more than 10% of the value of the Fund's total net assets. Investment in securities of other investment companies may cause a duplication of management and/or advisory fees.	The Fund may invest up to 5% of its total assets in the securities of other registered investment companies.	None.	None.

Unseasoned Issuers

The table below compares the fundamental investment restrictions on unseasoned issuers for each Old Equity Fund. The New Equity Funds do not have a fundamental investment restriction because the restrictions for the Old Equity Funds were originally included to meet certain state law requirements that no longer apply. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds		Suggested Revised Fundamental Investment Restriction
Global Fund	All Old Equity Funds (except Global Fund)	For All New Equity Funds
The Fund may not invest more than 5% of the value of its total assets in securities of issuers that have been in business for less than three years.	None.	None.

Warrants

The table below compares the fundamental investment restrictions in warrants for each Old Equity Fund. The New Equity Funds do not have a fundamental investment restriction because the restrictions for the Old Equity Funds were originally included to meet certain state law requirements that no longer apply. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds		Suggested Revised Fundamental Investment Restriction
Global Fund	All Old Equity Funds (except Global Fund)	For All New Equity Funds
The Fund may not invest more than 15% of the value of its total assets in warrants.	None.	None.

Foreign Issuers

The table below compares the fundamental investment restrictions in foreign issuers for each Old Equity Fund. The New Equity Funds do not have a fundamental investment restriction because the restrictions for the Old Equity Funds were originally included to meet certain state law requirements that no longer apply. There is no current intention for the New Equity Funds to have different investment strategies from the Old Equity Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Equity Funds		Suggested Revised Fundamental Investment Restriction
Global Fund	All Old Equity Funds (except Global Fund)	For All New Equity Funds
The Fund may not invest more than 25% of the value of its total assets in securities of foreign issuers, other than American Depository Receipts, that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of the value of its assets in securities with a limited trading market.	None.	None.

*  *   *

Listed below are the fundamental investment restrictions for each Old Fund which is proposed to be reorganized as a series of First Investors Income Funds and Special Bond Fund which is proposed to be reorganized as a series of First Investors Life Series Funds (each an "Old Taxable Bond Fund" and together, the "Old Taxable Bond Funds") and the changes proposed for the corresponding New Funds (each a "New Taxable Bond Fund" and together, the "New Taxable Bond Funds"). Special Bond Fund will be reorganized as a series of First Investors Life Series Funds but is included here because it invests principally in high yield, below investment grade, corporate bonds.

Borrowing

The table below compares the fundamental investment restriction on borrowing for each Old Taxable Bond Fund to the fundamental investment restriction for each New Taxable Bond Fund. The main difference between the existing and new restrictions includes the ability of a New Taxable Bond Fund to borrow only as permitted under applicable law, as opposed to borrowing only a certain amount (5%) for an Old Taxable Bond Fund. One of the purposes of the new restriction is to provide greater flexibility for the portfolio manager in managing the New Taxable Bond Funds. Further, the new restriction would simplify compliance monitoring among all New Taxable Bond Funds. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds				Suggested Revised Fundamental Investment Restriction
Cash Management Fund	Government Fund	Investment Grade Fund	Fund for Income Special Bond Fund	For All New Taxable Bond Funds
The Fund may not borrow money, except as a temporary or emergency measure (not for leveraging or investment) in an amount not to exceed 5% of the value of its assets.	The Fund may not borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its assets.	The Fund may not borrow money, except that it may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).	The Fund may not borrow money except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is less.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Senior Securities

The table below compares the fundamental investment restrictions on senior securities for each Old Taxable Bond Fund to the fundamental investment restriction for each New Taxable Bond Fund. The only difference among the existing and new restrictions is that the new restriction permits investments in senior securities to the extent permitted under applicable law. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds		Suggested Revised Fundamental Investment Restriction
Cash Management Fund Government Fund Investment Grade Fund Fund for Income	Special Bond Fund	For All New Taxable Bond Funds
The Fund may not issue senior securities.	None.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Loans

The table below compares the fundamental investment restriction on loans for each Old Taxable Bond Fund to the fundamental investment restriction for each New Taxable Bond Fund. The existing restriction provides that each Old Taxable Bond Fund may not make loans except by investing in debt securities, short-term interest bearing obligations and/or repurchase agreements. Further, each existing restriction limits an Old Taxable Bond Fund's investments in such securities to 10% or 15% of that fund's assets, except for the Investment Grade Fund, which has no percent limitation. Government Fund, Fund for Income and Special Bond Fund also may lend its securities for the purposes of covering short positions under certain circumstances. The new restriction permits loans to the extent allowed by applicable law. The primary purpose of the change in this restriction is to consolidate the minor differences among the restrictions, which would simplify compliance monitoring and portfolio management. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds					Suggested Revised Fundamental Investment Restriction
Cash Management Fund	Government Fund	Investment Grade Fund	Fund for Income	Special Bond Fund	For All New Taxable Bond Funds
The Fund may not make loans, except by purchase of debt obligations and through repurchase agreement, provided, however, that repurchase agreements maturing in more than seven days will not exceed 10% of the Fund's net assets (taken at current value)	The Fund may not make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans, repurchase agreements with more then seven days to maturity, and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.	The Fund may not make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of its portfolio securities, or (c) to the extent a repurchase agreement is deemed a loan.	The Fund may not make loans to other persons except that the Board of Directors may, on the request of broker-dealers or other institutional investors that it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceeds 10% of the value of the Fund's total assets. The Fund may terminate loans of securities at any time and vote the proxies if a material event affecting the investment is about to occur. The primary objective of loaning securities is to supplement the Fund's income through investment of the cash collateral in short-term interest–bearing obligations. This policy against making loans does not prohibit the Fund from investing in debt securities or syndicated bank loans.	The Fund may not make loans to other persons except that the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceeds 10% of the value of the Fund's total assets. The Fund may terminate such loans at any time and vote the proxies if a material event affecting the investment is about to occur. The primary objective of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest bearing obligations. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.	The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Diversification

The table below compares the fundamental investment restrictions on diversification for each Old Taxable Bond Fund to the fundamental investment restriction for each New Taxable Bond Fund. There are no significant differences among the old restrictions except that the Investment Grade Fund may not invest more than 25% of its securities (with respect to 75% of its total assets) in a single industry and that there is no 10% limitation as to holding voting securities of an issuer. The new restriction includes the 5% and 10% limitations that appear in the existing restrictions for most Old Taxable Bond Funds. Thus, the purpose of the new restriction is to provide uniformity in the diversification restriction among all New Taxable Bond Funds. There is no current intention for the New Taxable Bond Funds to have different investment strategies than the Old Taxable Bond Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds			Suggested Revised Fundamental Investment Restriction
Cash Management Fund Fund for Income Special Bond Fund	Government Fund	Investment Grade Fund	For All New Taxable Bond Funds
The Fund may not with respect to 75% of the Fund's total assets purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.	The Fund may not purchase, with respect to 75% of the Fund's assets, the securities of any issuer (other than U.S. Government Obligations (as defined in the Prospectus)) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for the purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).	The Fund may not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer.
The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).	Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
For the New Taxable Bond Fund corresponding to Cash Management Fund, the Fund may not purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

Concentration

The table below compares the fundamental investment restrictions on concentration for each Old Taxable Bond Fund to the fundamental investment restriction for each New Taxable Bond Fund. The existing restrictions for each Old Taxable Bond Fund restrict investments in securities of issuers in the same industry. However, the percent limitation in each of these restrictions is different and range from none to 25% for each Old Taxable Bond Fund. Further, the Cash Management Fund may invest more than 25% in bank securities and obligations issued or guaranteed by the U.S. Government or its agencies ("U.S. Government Securities"). The Investment Grade Fund also is restricted to investments in single issuers. The new restriction permits each New Taxable Bond Fund (unless "concentrated") to invest up to 25% of its total assets in issuers in the same industry and does not limit investment in U.S. Government Securities. The main purpose of the new restriction is to simplify the restriction and make it uniform among all New Taxable Bond Funds. There is no current intention for the New Taxable Bond Funds to have different investment strategies than the Old Taxable Bond Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds			Suggested Revised Fundamental Investment Restriction
Cash Management Fund	Government Fund	Investment Grade Fund Fund for Income Special Bond Fund	For All New Taxable Bond Funds
The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof more than 25% of the Fund's total assets (taken at current value) would be invested in the obligations of one or more issuers having their principal business activities in the same industry; provided, however, that the Fund may invest more than 25% of its total assets in the obligations of banks.	The Fund may not concentrate its investments in any particular industry.	The Fund may not invest 25% or more of the value of its total assets in a particular industry at one time.	Except for any Fund that is "concentrated" in an industry or group of industries within the meaning of the 1940 Act, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate

The table below compares the fundamental investment restrictions on real estate for each Old Taxable Bond Fund to the fundamental investment restrictions for each New Taxable Bond Fund. There are no significant differences among the existing and new restrictions. In each case, the restrictions do not permit any Old or New Taxable Bond Fund to purchase or sell real estate except under certain circumstances. The existing restrictions permit investments in securities secured by real estate, real estate investment trusts, and securities of companies dealing in real estate and/or as a result of ownership in securities. While all of these restrictions appear in the existing restrictions, they are not uniform among the Old Taxable Bond Funds. Thus, the new restriction consolidates and makes the restriction uniform for each New Taxable Bond Fund. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds				Suggested Revised Fundamental Investment Restriction
Cash Management Fund	Government Fund	Investment Grade Fund	Fund for Income Special Bond Fund	For All New Taxable Bond Funds
The Fund may not buy or sell real estate (unless acquired as a result of ownership of securities).	The Fund may not buy or sell real estate (unless acquired as a result of ownership of securities); provided, however, the Fund may invest in securities secured by real estate or interests in real estate.	The Fund may not purchase or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and interests in real estate investment trusts. However, this restriction will not preclude bona fide hedging transactions, including the purchase and sale of futures contracts and related options.	The Fund may not purchase or sell real estate. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable.	The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Commodities

The table below compares the fundamental investment restrictions on commodities for each Old Taxable Bond Fund to the fundamental investment restrictions for each New Taxable Bond Fund. The existing restrictions do not permit investments in commodities or commodity contracts except under certain circumstances for three of the Old Taxable Bond Funds. As noted below, the Cash Management Fund, Government Fund and Investment Grade Fund each have different exceptions related to commodities. For example, the Government Fund and Investment Grade Fund may purchase or sell futures and options contracts, while the Cash Management Fund may invest in commodities acquired as a result of ownership of such securities. The new restriction notes that each New Taxable Bond Fund may not invest in commodities except under certain circumstances and may invest in financial futures contracts, options on financial futures, warrants, swaps, forward contracts and other derivative instruments. The main purposes of the change are to make the restriction uniform among the New Taxable Bond Funds and to clarify the exceptions. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds				Suggested Revised Fundamental Investment Restriction
Cash Management Fund	Government Fund	Investment Grade Fund	Fund for Income Special Bond Fund	For All New Taxable Bond Funds
The Fund may not buy or sell commodities or commodity contracts (unless acquired as a result of ownership of securities).	The Fund may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell interest rate futures contracts and related options.	The Fund may not purchase or sell commodities or commodity contracts. However, this restriction will not preclude bona fide hedging transactions, including the purchase and sale of futures contracts and related options.	The Fund may not purchase or sell commodities or commodity contracts.	The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Oil, Gas and Mineral Exploration

The table below compares the fundamental investment restrictions on oil, gas and mineral exploration for each Old Taxable Bond Fund. The New Taxable Bond Funds do not have a fundamental investment restriction because the restrictions for the Old Taxable Bond Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds		Suggested Revised Fundamental Investment Restriction
Cash Management Fund Government Fund	Investment Grade Fund Fund for Income Special Bond Fund	For All New Taxable Bond Funds
The Fund may not buy or sell interests in oil, gas or mineral exploration.	None.	None.

Underwriting

The table below compares the fundamental investment restrictions on underwriting for each Old Taxable Bond Fund to the fundamental investment restrictions for each New Taxable Bond Fund. The existing restrictions provide that an Old Taxable Bond Fund may not underwrite securities issued by other persons to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of its securities, or in the case of the Special Bond Fund, underwrite securities of other issuers. The new restriction maintains this limitation as applicable to the disposition of restricted securities or investments in other investment companies. The purpose of the new restriction is to clarify the application of underwriter pursuant to the 1933 Act and to consolidate the restrictions among the New Taxable Bond Funds. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds				Suggested Revised Fundamental Investment Restriction
Cash Management Fund Government Fund	Investment Grade Fund	Fund for Income	Special Bond Fund	For All New Taxable Bond Funds
The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.	The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities; it may be deemed to be an underwriter under certain federal securities laws.	The Fund may not underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.	The Fund may not underwrite securities of other issuers.	The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Affiliated Transactions

The table below compares the fundamental investment restrictions on affiliated transaction for each Old Taxable Bond Fund. The New Taxable Bond Funds do not have a fundamental investment restriction because the restrictions for the Old Taxable Bond Funds merely restate a statutory prohibition under the 1940 Act. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds				Suggested Revised Fundamental Investment Restriction
Cash Management Fund	Investment Grade Fund	Fund for Income Special Bond Fund	Government Fund	For All New Taxable Bond Funds
The Fund may not purchase or retain any securities of another issuer if persons affiliated with the Fund or its Adviser owning individually more than 1/2 of 1% of said issuer's outstanding stock own, in the aggregate more than five percent of said issuer's outstanding stock.	The Fund may not invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.
Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.	The Fund may not purchase or sell portfolio securities from or to the Adviser or any Director thereof or of the Fund, as Principals.
		Purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.	None.	None.

Control

The table below compares the fundamental investment restrictions on exercising control over issuers for each Old Taxable Bond Fund. The New Taxable Bond Funds do not have a fundamental investment restriction because the restrictions for the Old Taxable Bond Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds		Suggested Revised Fundamental Investment Restriction
Cash Management Fund Investment Grade Fund Special Bond Fund	Government Fund	Fund for Income For All New Taxable Bond Funds
The Fund may not invest in companies for the purpose of exercising control or management.	None.	None.

Margin Purchases

The table below compares the fundamental investment restrictions on margin purchases for each Old Taxable Bond Fund. The New Taxable Bond Funds do not have a fundamental investment restriction because the restrictions for the Old Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds			Suggested Revised Fundamental Investment Restriction
Cash Management Fund Investment Grade Fund	Government Fund	Fund for Income Special Bond Fund	For All New Taxable Bond Funds
The Fund may not purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).	The Fund may not purchase securities on margin; except that the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities. (The deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.)	The Fund may not purchase any securities on margin.	None.

Pledging

The table below compares the fundamental investment restrictions on pledging for each Old Taxable Bond Fund. The New Taxable Bond Funds do not have a fundamental investment restriction because the restrictions for the Old Taxable Bond Funds originally were included to meet certain state law requirements that no longer apply and as they duplicate current requirements under the 1940 Act. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds				Suggested Revised Fundamental Investment Restriction
Cash Management Fund	Government Fund	Investment Grade Fund	Fund for Income Special Bond Fund	For All New Taxable Bond Funds
The Fund may not pledge assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings.	The Fund may not pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.	The Fund may not pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowing made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.	None.	None.

Short Sales

The table below compares the fundamental investment restrictions on short sales for each Old Taxable Bond Fund. The New Taxable Bond Funds do not have a fundamental investment restriction because the restrictions for the Old Taxable Bond Funds originally were included to meet certain state law requirements that no longer apply.

There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds			Suggested Revised Fundamental Investment Restriction
Cash Management Fund	Government Fund Fund for Income Special Bond Fund	Investment Grade Fund	For All New Taxable Bond Funds
The Fund may not make short sales of securities unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto.	The Fund may not make short sales of securities.	The Fund may not make short sales of securities "against the box" in excess of 10% of the Fund's total assets.	None.

Futures / Options

The table below compares the fundamental investment restrictions on futures and options for each Old Taxable Bond Fund. The New Taxable Bond Funds do not have this restriction to permit greater flexibility in managing the Funds' assets. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds			Suggested Revised Fundamental Investment Restriction
Cash Management Fund	Government Fund	Investment Grade Fund Fund for Income Special Bond Fund	For All New Taxable Bond Funds
The Fund may not write or purchase any put or call options.	The Fund may not write put or call options; except that the Fund may write options with respect to U.S. Government Obligations (as defined in the Prospectus) and interest rate futures contracts. Notwithstanding the foregoing, a non-fundamental investment restriction, adopted by the Fund's Board of Directors, prohibits the Fund from engaging in any option transactions.	None.	None.

Investment Companies

The table below compares the fundamental investment restrictions on investments in investment companies for each Old Taxable Bond Fund. The New Taxable Bond Funds do not have a fundamental investment restriction because investments in investment companies are subject to specific provisions under the 1940 Act. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds				Suggested Revised Fundamental Investment Restriction
Cash Management Fund	Government Fund	Fund for Income Special Bond Fund	Investment Grade Fund	For All New Taxable Bond Funds
The Fund may not purchase the securities of other investment companies or investment trusts.	The Fund may not purchase the securities of other investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.	The Fund may not invest in securities of other investment companies, except in connection with a merger of another investment company.	None.	None.

Unseasoned Issuers

The table below compares the fundamental investment restrictions on unseasoned issuers for each Old Taxable Bond Fund. The New Taxable Bond Funds do not have a fundamental investment restriction because the restrictions for the Old Taxable Bond Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Taxable Bond Funds to have different investment strategies from the Old Taxable Bond Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Taxable Bond Funds		Suggested Revised Fundamental Investment Restriction
Cash Management Fund Government Fund Fund for Income Special Bond Fund	Investment Grade Fund	For All New Taxable Bond Funds
The Fund may not purchase the securities of a company if such purchases, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of companies, which, including predecessors have a record of less than three years' continuous operation.	None.	None.

* * *

Listed below are the fundamental investment restrictions for each Old Fund which is proposed to be reorganized as a series of First Investors Tax Exempt Funds (each an "Old Tax Exempt Fund" and together, the "Old Tax Exempt Funds") and the changes proposed for the corresponding New Funds (each a "New Tax Exempt Fund" and together, the "New Tax Exempt Funds").

Borrowing

The table below compares the fundamental investment restrictions on borrowing for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. The main differences between the restrictions include the ability of a New Tax Exempt Fund to borrow only as permitted under applicable law, as opposed to borrowing only a certain amount (5%) for an Old Tax Exempt Fund. One of the purposes of the New Tax Exempt Funds' restriction is to provide greater flexibility for the portfolio manager in managing the New Tax Exempt Funds. Further, the changes in the restriction would simplify compliance monitoring among all New Tax

Exempt Funds. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
All Old Tax Exempt Funds (except Tax-Exempt Money Market Fund)	Tax-Exempt Money Market Fund	For All New Tax Exempt Funds
The Fund may not borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures, contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.	The Fund may not borrow money, except as a temporary or emergency measure (not for leveraging or investment) in an amount not to exceed 5% of the value of its assets.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Senior Securities

The table below compares the fundamental investment restrictions on senior securities for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. The only difference among the restrictions is that the New Tax Exempt Funds' restriction permits investments in senior securities to the extent permitted under applicable law. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund Insured Intermediate Tax Exempt Fund of Series Fund Insured Tax Exempt Fund Insured Tax Exempt Fund II of Executive Investors Trust	New York Insured Tax Free Fund Multi-State Insured Tax Free Fund	For All New Tax Exempt Funds
The Fund may not issue senior securities.	None.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Loans

The table below compares the fundamental investment restriction on loans for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. The existing restrictions provide that each Old Tax Exempt Fund may not make loans except by investing in debt securities, loans of portfolio securities and/or repurchase agreements. Further, each Old Tax Exempt Fund's investments in such securities may be limited to 10% or 15% of that Old Tax Exempt Fund's assets, except for Insured Intermediate Tax Exempt Fund of Series Fund and Multi-State Insured Tax Free Fund, which have no percent limitation. Insured Tax Exempt Fund and New York Insured Tax Free Fund also may lend its securities for the purposes of covering short positions of the borrower under certain circumstances. The New Tax Exempt Funds' restriction permits loans only to the extent allowed by applicable law. The primary purpose of the change in this restriction is to consolidate the differences among the restrictions, which would simplify compliance monitoring and portfolio management among the New Tax Exempt Funds. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds						Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund	Insured Intermediate Tax Exempt Fund of Series Fund	Insured Tax Exempt Fund	Insured Tax Exempt Fund II of Executive Investors Trust	New York Insured Tax Free Fund	Multi-State Insured Tax Free Fund	For All New Tax Exempt Funds
The Fund may not make loans, except by purchase of debt obligations and through repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days, along with all illiquid assets, will not exceed 10% of the Fund's total assets (taken at current value).	The Fund may not make loans, except loans of portfolio securities and repurchase agreements.	The Fund may not make loans (the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan). In addition, the Insured Tax Exempt Fund's Board of Directors may on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's gross assets.	The Fund may not make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets), provided such loans are at all times secured by cash or equivalent collateral of no less than 100% by marking to market daily.	The Fund may not make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned; and, further provided, that such loans will not be made if the value of all such loans, repurchase agreements maturing in more than seven days and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.	The Fund may not make loans, except by purchase of debt obligations, publicly distributed bonds or debentures (which are not considered loans), and through repurchase agreements.	The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Diversification

The table below compares the fundamental investment restrictions on diversification for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. There are no significant differences among the Old Tax Exempt Funds' restrictions except that the Tax-Exempt Money Market Fund has additional limitations on investments in a single bank's letters of credit and the limitation on pre-refunded bonds with respect to the Insured Tax Exempt Fund II of Executive Investors Trust. The New Tax Exempt Funds' restriction includes the 5% and 10% limitations that appear in the restrictions for some of the Old Tax Exempt Funds. Thus, the purpose of the changes to the Old Tax Exempt Funds' restrictions is to provide uniformity in the diversification restriction among all New Tax Exempt Funds. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds						Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund	Insured Intermediate Tax Exempt Fund of Series Fund	Insured Tax Exempt Fund II of Executive Investors Trust	Insured Tax Exempt Fund	Multi-State Insured Tax Free Fund	New York Insured Tax Free Fund	For All New Tax Exempt Funds
The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuers (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer. The Fund will not invest in securities such that any one bank's letters of credit support more than 10% of the Fund's total assets.	The Fund may not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.
	With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).	The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.	The Fund may not invest more than 5% of the value of its gross assets, at the time of purchase, in securities of any one issuer (except obligations of the U.S. government).	The Fund may not purchase the securities of any issuer (other than the U.S. Government) if, as a result thereof, any Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer.	None.	Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Concentration

The table below compares the fundamental investment restrictions on concentration for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. The restrictions for each Old Tax Exempt Fund limit investments in securities of issuers in the same industry. Each New Tax Exempt Fund (unless "concentrated") may invest up to 25% of its total assets in issuers in the same industry and does not have limits in investment in securities of the U.S. Government or its agencies. There is no current intention for the Old Tax Exempt Funds to have different investment strategies from the New Tax Exempt Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds	Suggested Revised Fundamental Investment Restriction
All Old Tax Exempt Funds	For All New Tax Exempt Funds
The Fund may not invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.	Except for any Fund that is "concentrated" in an industry or group of industries within the meaning of the 1940 Act, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate

The table below compares the fundamental investment restrictions on real estate for each Old Tax Exempt Fund to the fundamental investment restriction for each New Tax Exempt Fund. There are no significant differences among the restrictions. In each case, the restrictions do not permit any Old or New Tax Exempt Fund to purchase or sell real estate except under certain circumstances. The Old Tax Exempt Funds may invest in municipal securities secured by real estate or interests in real estate. The New Tax Exempt Funds' restriction consolidates and makes the restrictions uniform for among the New Tax Exempt Fund. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds			Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund Insured Intermediate Tax Exempt Fund of Series Fund New York Insured Tax Free Fund Multi-State Insured Tax Free Fund	Insured Tax Exempt Fund	Insured Tax Exempt Fund II of Executive Investors Trust	For All New Tax Exempt Funds
The Fund may not buy or sell real estate provided however, the Fund may invest in municipal instruments secured by real estate or interests in real estate.	The Fund may not purchase or sell real estate but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein.	The Fund may not buy or sell real estate or interests in real estate limited partnerships, although it may purchase and sell securities which are secured by real estate or interests therein.	The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Commodities

The table below compares the fundamental investment restrictions on commodities for each Old Tax Exempt Fund to the fundamental investment restrictions for each New Tax Exempt Fund. The New Tax Exempt Funds' restriction notes that each New Tax Exempt Fund may not invest in commodities except under certain circumstances and may invest in financial futures contracts, options on financial futures, warrants, swaps, forward contracts and other derivative instruments. The main purposes of the change are to make the restriction uniform among the New Tax Exempt Funds and to clarify the exceptions. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund	All Old Tax Exempt Funds (except Tax-Exempt Money Market Fund)	For All New Tax Exempt Funds
The Fund may not buy or sell commodities (unless acquired as a result of ownership of securities).	None.	The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Oil, Gas and Mineral Exploration

The table below compares the fundamental investment restrictions on oil, gas and mineral exploration for each Old Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund Insured Intermediate Tax Exempt Fund of Series Fund New York Insured Tax Free Fund Multi-State Insured Tax Free Fund	Insured Tax Exempt Fund Insured Tax Exempt Fund II of Executive Investors Trust	For All New Tax Exempt Funds
The Fund may not buy or sell interests in oil, gas or mineral exploration.	None.	None.

Underwriting

The table below compares the fundamental investment restrictions on underwriting for each Old Tax Exempt Fund to the fundamental investment restrictions for each New Tax Exempt Fund. The Old Tax Exempt Funds may not underwrite securities issued by other persons to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of its securities. The Insured Tax Exempt Fund and Insured Tax

Exempt Fund II of Executive Investors Trust also may purchase municipal bonds directly from the issuer without being deemed an underwriter. The New Tax Exempt Funds' restriction maintains this limitation as applicable to the disposition of restricted securities or investments in other investment companies. The purpose of the change to the restriction is to clarify the application of underwriter pursuant to the 1933 Act and to make uniform the restrictions among the New Tax Exempt Funds. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund Insured Intermediate Tax Exempt Fund of Series Fund New York Insured Tax Free Fund Multi-State Insured Tax Free Fund	Insured Tax Exempt Fund Insured Tax Exempt Fund II of Executive Investors Trust	For All New Tax Exempt Funds
The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.	The Fund may not underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.	The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Affiliated Transactions

The table below compares the fundamental investment restrictions on affiliated transactions for each Old Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds merely restate a statutory prohibition under the 1940 Act. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds				Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund	Insured Tax Exempt Fund	Insured Tax Exempt Fund II of Executive Investors Trust	Insured Intermediate Tax Exempt Fund of Series Fund New York Insured Tax Free Fund Multi-State Insured Tax Free Fund	For All New Tax Exempt Funds
The Fund may not purchase or retain any securities of another issuer if persons affiliated with the Fund or its Adviser or management owning, individually, more than 1/2 of 1% of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than 5% of said issuer's outstanding stock (or securities convertible into stock).	The Fund may not purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.	The Fund may not purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of the Trust, as principals.
		Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or Trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.	None.	None.

Control

The table below compares the fundamental investment restrictions on exercising control over issuers for each Old Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund Insured Tax Exempt Fund II of Executive Investors Trust	Insured Intermediate Tax Exempt Fund of Series Fund Insured Tax Exempt Fund New York Insured Tax Free Fund Multi-State Insured Tax Free Fund	For All New Tax Exempt Funds
The Fund may not invest in companies for the purpose of exercising control or management.	None.	None.

Margin Purchases

The table below compares the fundamental investment restrictions on margin purchases for each Old Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund	All Old Tax Exempt Funds (except Tax-Exempt Money Market Fund)	For All New Tax Exempt Funds
The Fund may not purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchase and sales of securities).	None.	None.

Pledging

The table below compares the fundamental investment restrictions on pledging for each Old Tax Exempt Fund and each New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund	All Old Tax Exempt Funds (except Tax-Exempt Money Market Fund)	For All New Tax Exempt Funds
The Fund may not pledge assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the limitation on borrowing.	None.	None.

Short Sales

The table below compares the fundamental investment restrictions on short sales for each Old Tax Exempt Fund and each New Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund	All Old Tax Exempt Funds (except Tax-Exempt Money Market Fund)	For All New Tax Exempt Funds
The Fund may not make short sales of securities.	None.	None.

Futures / Options

The table below compares the fundamental investment restrictions on investments in futures and options for each Old Tax Exempt Fund. The New Tax Exempt Funds do not have this restriction to permit greater flexibility in managing the New Tax Exempt Funds' assets. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund	All Old Tax Exempt Funds (except Tax-Exempt Money Market Fund)	For All New Tax Exempt Funds
The Fund will not write or purchase any put or call options, except stand-by commitments.	None.	None.

Investment Companies

The table below compares the fundamental investment restrictions on investment companies for each Old Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because investments in investment companies are subject to specific provisions under the 1940 Act. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds			Suggested Revised Fundamental Investment Restriction
Market Fund	Tax-Exempt Money Insured Tax Exempt Fund	Insured Intermediate Tax Exempt Fund of Series Fund Insured Tax Exempt Fund II Tax Free Fund	of Executive Investors Trust Multi-State Insured For All New Tax Exempt Funds
The Fund may not purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.	The Fund may not invest in securities of other investment companies, except in the case of money market funds offered without selling commissions, or in the event of merger with another investment company.	None.	None.

Unseasoned Issuers

The table below compares the fundamental investment restrictions on unseasoned issuers for each Old Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund Insured Tax Exempt Fund Multi-State Insured Tax Free Fund	Insured Intermediate Tax Exempt Fund of Series Fund Insured Tax Exempt Fund II of Executive Investors Trust New York Insured Tax Free Fund	For All New Tax Exempt Funds
The Fund may not purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors, have a record of less than three years' continuous operation.	None.	None.

Restricted Securities

The table below compares the fundamental investment restrictions on restricted securities for each Old Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Tax-Exempt Money Market Fund	All Old Tax Exempt Funds (except Tax-Exempt Money Market Fund)	For All New Tax Exempt Funds
The Fund may not knowingly purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market. This policy does not include Section 4(2) Commercial Paper or restricted securities eligible for resale pursuant to Rule 144 (A) under the 1933 Act, which each Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.	None.	None.

Municipal Bonds / Instruments

The table below compares the fundamental investment restrictions on investments in municipal bonds and municipal instruments for each Old Tax Exempt Fund. The New Tax Exempt Funds do not have a fundamental investment restriction because the restrictions for the Old Tax Exempt Funds originally were included to meet certain state law requirements that no longer apply or are included under other fundamental restrictions. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds				Suggested Revised Fundamental Investment Restriction
Insured Tax Exempt Fund Insured Tax Exempt Fund II of Executive Investors Trust	New York Insured Tax Free Fund	Multi-State Insured Tax Free Fund	Tax-Exempt Money Market Fund Insured Intermediate Tax Exempt Fund of Series Fund	For All New Tax Exempt Funds
The Fund may not invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.	The Fund may not purchase a Municipal Instrument unless it is an Insured Municipal Instrument, or is already insured by a policy of insurance or, as to uninsured municipal commercial paper or municipal notes, is supported by a letter of credit or other similar guarantee obtained by the issuer or underwriter thereof.	The Fund may not purchase, as to 75% of each Fund's total assets (taken at current value), the securities of any issuer (other than the U.S. Government) if, as a result thereof, more than 5% of the total assets of such Fund would be invested in the securities of such issuer. When the assets and revenues of an agency, instrumentality or political subdivision issuing a Municipal Instrument or other security are distinct from the assets and revenues of the government which created the issuing entity, and the Municipal Instrument is supported by the issuing entity's assets and revenues, the issuing entity is deemed to be the sole issuer of the Municipal Instrument or security. If an industrial development bond is supported only by the payments of the non-governmental beneficiary of the industrial development bond, then such non-governmental entity is deemed to be the sole issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.	None.	None.

RIC Status

The table below compares the fundamental investment restrictions related to status as a registered investment company for each Old Tax Exempt Fund. The New Tax Exempt Funds do not have this restriction since it is addressed under applicable tax laws. There is no current intention for the New Tax Exempt Funds to have different investment strategies from the Old Tax Exempt Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Tax Exempt Funds		Suggested Revised Fundamental Investment Restriction
Insured Tax Exempt Fund	All Old Tax Exempt Funds (except Insured Tax Exempt Fund)	For All New Tax Exempt Funds
The Fund may not purchase securities which would not enable the Fund to qualify as a regulated investment company qualified to pay exempt-interest dividends under the Internal Revenue Code of 1986, as amended.	None.	None.

* * *

Listed below are the fundamental investment restrictions for each Old Fund which is proposed to be reorganized as a series of First Investors Life Series Funds, except Special Bond Fund (each an "Old Life Series Fund" and together, the "Old Life Series Funds") and the changes proposed for the corresponding New Funds (each a "New Life Series Fund" and together, the "New Life Series Funds"). Special Bond Fund's fundamental investment restrictions and the suggested revised fundamental investment restrictions for the New Life Series Fund corresponding to Special Bond Fund are included with the descriptions for the Old Taxable Bond Funds and the New Taxable Bond Funds beginning on page E-12.

Borrowing

The table below compares the fundamental investment restriction on borrowing for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. The main difference between the restrictions includes the ability of a New Life Series Fund to borrow only as permitted under applicable law, as opposed to borrowing only a certain amount (5%) for an Old Life Series Fund. Additionally, each New Life Series Fund prohibits borrowing for leveraging or investment purposes. One of the purposes of the new restriction is to provide greater flexibility for the portfolio manager in managing the New Life Series Funds. Further, the new restriction would simplify compliance monitoring among all New Life Series Funds. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds	Suggested Revised Fundamental Investment Restriction
All Old Life Series Funds	For All New Life Series Funds
The Fund may not borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its total assets.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Senior Securities

The table below compares the fundamental investment restrictions on senior securities for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. This fundamental investment restriction conforms with the requirements of the 1940 Act. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds	Suggested Revised Fundamental Investment Restriction
For All Old Life Series Funds	For All New Life Series Funds
None.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Loans

The table below compares the fundamental investment restriction on loans for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. Each Old Life Series Fund may not make loans except by investing in debt securities and repurchase agreements. Further, each Old Life Series Fund's loans are limited to 10% of the Old Life Series Fund's total assets and also may lend its securities for the purposes of covering the borrower's short positions under certain circumstances. The New Life Series Funds may loan securities to the extent allowed by applicable law. The primary purpose of the new restriction is to simplify compliance monitoring and portfolio management by making the restriction uniform among all New Life Series Funds. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds	Suggested Revised Fundamental Investment Restriction
All Old Life Series Funds	For All New Life Series Funds
The Fund may not make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board may, on the request of broker-dealers or other unaffiliated institutional investors which they deem qualified, authorize a Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser or Subadviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans is greater than an amount equal to 10% of the Fund's total assets.	The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Diversification

The table below compares the fundamental investment restrictions on diversification for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. There are no significant differences among the Funds' restrictions except to clarify the exceptions to this requirement under applicable law. Each New Life Series Fund (except Focused Equity Fund) maintains the 5% and 10% limitations that appear in the restrictions for most Old Life Series Funds. Thus, the purpose of the New Life Series Funds' restriction is to provide uniformity in the diversification restriction among all the New Life Series Funds. There is no current intention for the New Life

Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds		Suggested Revised Fundamental Investment Restriction
Cash Management Fund
Blue Chip Fund
Discovery Fund
Government Fund
Growth Fund
High Yield Fund
International Securities Fund
Investment Grade Fund
Target Maturity 2007
Target Maturity 2010
Target Maturity 2015
Value Fund	Focused Equity Fund	For All New Life Series Funds
The Fund may not purchase, with respect to only 75% of a Fund's assets, the securities of any issuer (other than the U.S. Government) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer and (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).	The Fund may not purchase, with respect to only 75% of its assets, the securities of any issuer (other than the U.S. Government) if, as a result thereof, the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).	Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
For the New Life Series Fund corresponding to Cash Management Fund, the Fund may not purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

Real Estate

The table below compares the fundamental investment restrictions on real estate for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. There are no significant differences among the Funds' restrictions. In each case, the restrictions do not permit either the Old or New Life Series Funds to purchase or sell real estate except under certain circumstances. The Old Life Series Funds permit investments in securities secured by real estate, real estate investment trusts, and securities of companies dealing in real estate and/or as a result of ownership in securities. Similarly, the New Life Series Funds' restriction consolidates these exceptions and makes the restriction uniform for each New Life Series Fund. There is no current intention for the New Life

Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds		Suggested Revised Fundamental Investment Restriction
Cash Management Fund
Blue Chip Fund
Discovery Fund
Focused Equity Fund
Government Fund
Growth Fund
High Yield Fund
International Securities Fund
Investment Grade Fund
Target Maturity 2007
Target Maturity 2010
Target Maturity 2015	Value Fund	For All New Life Series Funds
The Fund may not buy or sell real estate (unless acquired as a result of ownership of securities) provided, however, a Fund may invest in securities secured by real estate or interests in real estate.	The Fund may not buy or sell real estate or interests in real estate (unless acquired as a result of ownership of securities) except that the Fund may purchase and sell securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.	The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Commodities

The table below compares the fundamental investment restrictions on commodities for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. Under the existing restrictions, no Old Life Series Fund may buy or sell commodities or commodity contracts. However, some Old Life Series Funds may purchase certain futures contracts or other derivative instruments. The new restriction notes that each New Life Series Fund may not invest in commodities except under certain circumstances and may invest in financial futures contracts, options on financial futures, warrants, swaps, forward contracts and other derivative instruments. The main purposes of the change are to make the restriction uniform among the New Life Series Funds and to clarify the exceptions. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds			Suggested Revised Fundamental Investment Restriction
All Life Series Funds (except for the Funds listed at right)	Focused Equity Fund and International Securities Fund	Value Fund	For All New Life Series Funds
The Fund may not buy or sell commodities or commodity contracts.	The Fund may not buy or sell commodities or commodity contracts. However, the Fund may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures, as well as options on such futures contracts.	The Fund may not buy or sell commodities or commodity contracts, except that the Fund may purchase or sell futures contracts and options on futures contracts.	The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Oil, Gas and Mineral Exploration

The table below compares the fundamental investment restrictions on oil, gas and mineral exploration for each Old Life Series Fund and each New Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because the restrictions for the Old Life Series Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds	Suggested Revised Fundamental Investment Restriction
All Old Life Series Funds	For All New Life Series Funds
The Fund may not buy or sell interests in oil, gas or mineral explorations.	None.

Underwriting

The table below compares the fundamental investment restrictions on underwriting for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. Each Old Life Series Fund may not underwrite securities issued by other persons to the extent that it may be deemed an underwriter under applicable federal securities laws with respect to the disposition of its portfolio investments. The New Life Series Funds' restriction maintains this limitation as applicable to the disposition of restricted securities or investments in other investment companies. The purpose of the New Life Series Funds' restriction is to clarify the application of underwriter to a fund pursuant to the 1933 Act. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds	Suggested Revised Fundamental Investment Restriction
All Old Life Series Funds	For All New Life Series Funds
The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.	The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The table below compares the fundamental investment restriction on concentration for each Old Life Series Fund to the fundamental investment restriction for each New Life Series Fund. The main purpose of the new restriction is to provide the New Life Series Funds more investment flexibility. There is no current intention for the New Life Series Funds to have different investment strategies than the Old Life Series Funds as a result of a change to this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds	Suggested Revised Fundamental Investment Restriction
All Old Life Series Funds	For All New Life Series Funds
The Fund may not hold more than 10% of any class of securities (including any class of voting securities) of one issuer (all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).	Except for any Fund that is "concentrated" in an industry or group of industries within the meaning of the 1940 Act, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Affiliated Transactions

The table below compares the fundamental investment restrictions on affiliated transactions for each Old Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because the restrictions for the Old Life Series Funds merely restate a statutory prohibition under the 1940 Act. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds	Suggested Revised Fundamental Investment Restriction
All Old Life Series Funds	For All New Life Series Funds
The Fund may not purchase or retain securities issued by an issuer any of whose officers, directors or security-holders is an officer or director, or Trustee of the Trust or of its investment adviser if or so long as the officers, directors and Trustees of the Trust and of its investment adviser, together, own beneficially more than 5% of any class of the securities of such issuer.	None.

Margin Purchases

The table below compares the fundamental investment restrictions on margin purchases for each Old Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because the restrictions for the Old Life Series Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds		Suggested Revised Fundamental Investment Restriction
Cash Management Fund Blue Chip Fund Discovery Fund Government Fund Growth Fund High Yield Fund Investment Grade Fund Target Maturity 2007 Target Maturity 2010 Target Maturity 2015 Value Fund	Focused Equity Fund International Securities Fund	For All New Life Series Funds
The Fund may not purchase securities on margin (but a Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).	The Fund may not purchase securities on margin (but a Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities); provided, however, that a Fund may make margin deposits in connection with the use of options, futures contracts and options on futures contracts.	None.

Pledging

The table below compares the fundamental investment restrictions on pledging for each Old Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because the restrictions for the Old Life Series Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds		Suggested Revised Fundamental Investment Restriction
Cash Management Fund Blue-Chip Fund Discovery Fund Government Fund Growth Fund High Yield Fund Investment Grade Fund Target Maturity 2007 Target Maturity 2010 Target Maturity 2015	Focused Equity Fund International Securities Fund	For All New Life Series Funds
The Fund may not pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.	The Fund may not pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with a Fund's use of options, futures contracts or options on futures contracts.	None.

Short Sales

The table below compares the fundamental investment restrictions on short sales for each Old Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because the restrictions for the Old Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds	Suggested Revised Fundamental Investment Restriction
All Old Life Series Funds	For All New Life Series Funds
The Fund may not make short sales of securities.	None.

Futures / Options

The table below compares the fundamental investment restrictions on investments in futures and options for each Old Life Series Fund. The New Life Series Funds do not have this restriction to permit greater flexibility in managing the New Life Series Funds' assets. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Fund as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds			Suggested Revised Fundamental Investment Restriction
Cash Management Fund Blue Chip Fund Discovery Fund Government Fund Growth Fund High Yield Fund Investment Grade Fund Target Maturity 2007 Target Maturity 2010 Target Maturity 2015	Focused Equity Fund International Securities Fund	Value Fund	For All New Life Series Funds
The Fund may not buy or sell puts, calls, straddles or spreads.	The Fund may not buy or sell puts, calls, straddles or spreads, except that the Fund may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures or on futures contracts as well as options on such futures contracts.	The Fund may not buy or sell puts, calls, straddles or spreads, except that the Fund may invest in covered calls, purchase and sell futures contracts and options on futures contracts.	None.

Investment Companies

The table below compares the fundamental investment restrictions on investment companies for each Old Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because investments in investment companies are subject to specific provisions under the 1940 Act. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds	Suggested Revised Fundamental Investment Restriction
All Old Life Series Funds	For All New Life Series Funds
The Fund may not purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.	None.

Unseasoned Issuers

The table below compares the fundamental investment restrictions on unseasoned issuers for each Old Life Series Fund. The New Life Series Funds do not have a fundamental investment restriction because the restrictions for the Old Life Series Funds originally were included to meet certain state law requirements that no longer apply. There is no current intention for the New Life Series Funds to have different investment strategies from the Old Life Series Funds as a result of the elimination of this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds	Suggested Revised Fundamental Investment Restriction
All Old Life Series Funds	For All New Life Series Funds
The Fund may not purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of a Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.	None.

Domestic Issuers (applicable to International Securities Fund)

The table below compares the fundamental investment restrictions on investments in domestic issuers for the Old Life Series Funds. The New Life Series Fund corresponding to International Securities Fund has re-classified this restriction as non-fundamental. There is no current intention for the New Life Series Fund corresponding to International Securities Fund to have different investment strategies from the International Securities Fund as a result of the changes to this restriction.

Current Fundamental Investment Restrictions for the Old Life Series Funds		Suggested Revised Fundamental Investment Restriction
International Securities Fund	All Old Life Series Funds (except International Securities Fund)	For All New Life Series Funds
The Fund may invest no more than 35% of its total assets in securities of U.S. companies, obligations of the U.S. government, its agencies and instrumentalities, and cash or cash equivalents denominated in U.S. dollars.	None.	None.

EXHIBIT F

THE OLD FUNDS AND THEIR RESPECTIVE FISCAL YEAR ENDS

The table below indicates each Old Fund's fiscal year end. Those Old Funds with a fiscal year end of September 30 are labeled the "September 30 Funds" and those Old Funds with a fiscal year end of December 31 are labeled the "December 31 Funds".

September 30 Funds

Global Fund Cash Management Fund Government Fund Fund for Income	Series Fund
 First Investors Total Return Fund
 First Investors Blue Chip Fund
 First Investors Special Situations Fund
 First Investors Investment Grade Fund
Series Fund II
 First Investors Value Fund
 First Investors Mid-Cap Opportunity Fund
 First Investors All-Cap Growth Fund
 First Investors Growth & Income Fund
First Investors Focused Equity Fund

December 31 Funds

Executive Investors Trust
 First Investors Insured Tax Exempt Fund II
Multi-State Insured Tax Free Fund
 Arizona Fund
 California Fund
 Colorado Fund
 Connecticut Fund
 Florida Fund
 Georgia Fund
 Maryland Fund
 Massachusetts Fund
 Michigan Fund
 Minnesota Fund
 Missouri Fund
 New Jersey Fund
 North Carolina Fund
 Ohio Fund
 Oregon Fund
 Pennsylvania Fund
Virginia Fund	Life Series Fund
 Blue Chip Fund
 Cash Management Fund
 Discovery Fund
 Focused Equity Fund
 Government Fund
 Growth Fund
 High Yield Fund
 International Securities Fund
 Investment Grade Fund
 Target Maturity 2007 Fund
 Target Maturity 2010 Fund
 Target Maturity 2015 Fund
 Value Fund
New York Insured Tax Free Fund
Special Bond Fund
Series Fund
 First Investors Insured Intermediate Tax Exempt Fund
Insured Tax Exempt Fund
Tax-Exempt Money Market Fund

F-1

EXHIBIT G

EXECUTIVE OFFICERS AND DIRECTORS OR PARTNERS OF
FIMCO, WELLINGTON MANAGEMENT AND PARADIGM

The following is a list of the principal executive officers and directors or partners of FIMCO, Wellington Management and Paradigm.

First Investors Management Company, Inc.,

Principal Executive Officers and Directors	Principal Occupation
Kathryn S. Head	Chairman, President, and Director of FIMCO, 2005-present CEO of FIMCO.

John T. Sullivan	Director of FIMCO.

William M. Lipkus	CFO of FIMCO.

Joseph I. Benedek	Treasurer and Principal Accounting Officer of FIMCO.

Larry R. Lavoie	General Counsel of FIMCO, 8/2004-present CCO of FIMCO.

* The business address for each officer and director is 95 Wall Street, New York, New York 10005.

Wellington Management Company, LLP

Wellington Management is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. The business address for each officer and director is 75 State Street, Boston, Massachusetts 02109. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

Paradigm Capital Management, Inc.

Principal Executive Officers and Directors	Principal Occupation
Candace King Weir	Director, Chief Executive Officer, Chief Investment Officer, and Portfolio Manager of Paradigm

Peter E. Bulger	Director of Paradigm; Director and Chief Operating Officer of C.L. King & Associates

David J. DeLuca	Director, Chief Financial Officer and Treasurer of Paradigm

* The business address for each officer and director is Nine Elk Street, Albany, New York 12207-1002.

G-1

EXHIBIT H

OUTSTANDING SHARES

The chart below indicates the number of shares of each series of the Old Funds that are outstanding as of the close of business on the Record Date:

Tax-Exempt Money Market Fund

Class A	Class B
14,132,376	1,081

Series Fund

	Class A	Class B
First Investors Blue Chip Fund	20,443,677	2,737,917

First Investors Insured Intermediate Tax Exempt Fund	8,151,996	1,532,173

First Investors Investment Grade Fund	20,485,610	2,905,029

First Investors Special Situations Fund	10,939,354	1,136,833

First Investors Total Return Fund	19,872,439	2,766,594

Insured Tax Exempt Fund

Class A	Class B
77,892,896	315,158

Executive Investors Trust

	Class A	Class B
First Investors Insured Tax Exempt Fund II	6,335,185	1,039,210

New York Insured Tax Free Fund

Class A	Class B
12,014,457	500,460

Series Fund II

	Class A	Class B
First Investors All-Cap Growth Fund	19,109,656	2,765,297

	Class A	Class B
First Investors Focused Equity Fund	5,561,018	1,150,909

First Investors Growth & Income Fund	43,279,920	6,344,806

First Investors Mid-Cap Opportunity Fund	14,335,611	2,202,112

First Investors Value Fund	39,639,282	4,159,018

Global Fund

Class A	Class B
33,855,997	2,246,364

Special Bond Fund

Outstanding Shares
2,154,190

Multi-State Insured Tax Free Fund

	Class A	Class B
Arizona Fund	1,168,101	180,550

California Fund	2,092,123	234,886

Colorado Fund	722,735	79,211

Connecticut Fund	2,452,637	346,116

Florida Fund	2,454,410	214,308

Georgia Fund	830,218	94,986

Maryland Fund	1,921,574	358,972

Massachusetts Fund	1,920,911	251,895

Michigan Fund	2,601,286	182,084

Minnesota Fund	1,223,176	64,902

	Class A	Class B
Missouri Fund	810,195	226,956

New Jersey Fund	4,767,592	464,002

North Carolina Fund	1,624,399	341,827

Ohio Fund	1,755,588	277,226

Oregon Fund	2,139,856	203,045

Pennsylvania Fund	3,389,308	260,567

Virginia Fund	2,448,475	175,239

Cash Management Fund

Class A	Class B
160,825,784	3,117,557

Government Fund

Class A	Class B
16,660,371	1,436,842

Fund for Income

Class A	Class B
185,487,310	12,124,767

Life Series Fund

Outstanding Shares
Blue Chip Fund	8,551,144

Cash Management Fund	6,313,567

Discovery Fund	5,356,896

Focused Equity Fund	1,308,691

Outstanding Shares
Government Fund	2,079,797

Growth Fund	7,018,052

High Yield Fund	8,667,898

International Securities Fund	5,295,755

Investment Grade Fund	3,460,142

Target Maturity 2007 Fund	1,797,594

Target Maturity 2010 Fund	1,162,381

Target Maturity 2015 Fund	1,448,027

Value Fund	5,483,040

EXHIBIT I

PRINCIPAL SHAREHOLDERS OF THE OLD FUNDS

As of July 29, 2005, the following person(s) owned of record, or were known by the Old Funds to own beneficially, more than 5% of any class of the Old Funds' shares. Shareholders indicated with an (*) below hold greater than 25% of an Old Fund and are considered "controlling persons" under the 1940 Act.

Tax-Exempt Money Market Fund

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
Tax-Exempt Money Market Fund	Class A	Claire L. Ecker and Frederick Ecker 10 West 24th Street Barnegat Light, NJ 08006-9999	Record	5.0%

		Daniel J. Pierce 2501 N. Racine Chicago, IL 60614-211 2	Record	9.9%

Tax-Exempt Money Market Fund	Class B	First Investors Corporation* 95 Wall Street New York, NY 10005	Record	100.0%

Series Fund

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
First Investors Insured Intermediate Tax Exempt Fund	Class A	UBS Financial Services, Inc. 1000 Harbor Boulevard - 7th Floor Weehawken, NJ 07086	Record	14.7%

		Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	7.4%

First Investors Insured Intermediate Tax Exempt Fund	Class B	Citigroup Global Markets, Inc.* 388 Greenwich Street New York, NY 10013	Record	43.9%

Insured Tax Exempt Fund

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
Insured Tax Exempt Fund	Class B	Virginia F. Fry Trust 45800 E. 10th Street, Sp. 1 Lancaster, CA 93535	Record	5.7%

		James H. Roesner Trust 33 S. Roberts Road Palatine, IL 60067	Record	11.7%

Executive Investors Trust

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
First Investors Insured Tax Exempt Fund II	Class A	Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. One Pershing Plaza Jersey City, NJ 07399	Record	9.8%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	9.3%

First Investors Insured Tax Exempt Fund II	Class B	Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	9.0%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	16.8%

New York Insured Tax Free Fund

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
New York Insured Tax Free Fund	Class B	John Evanthes 71-04 260 Street, 2nd Floor Glen Oaks, NY 11004	Record	7.9%

Global Fund

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
Global Fund	Class A	First Investors Corporation 95 Wall Street New York, NY 10005	Record	10.0%

Special Bond Fund

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
Special Bond Fund	N/A	First Investors Life Insurance Company* 95 Wall Street New York, NY 10005-3904	Record	100.0%

Multi-State Insured Tax Free Fund

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
Arizona Fund	Class A	National Financial Services, Corp. 200 Liberty Street One World Financial Center New York, NY 10281	Record	7.9%

		Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	10.8%

Arizona Fund	Class B	Citigroup Global Markets, Inc.* 388 Greenwich Street New York, NY 10013	Record	53.6%

		Southwest Securities, Inc. 1201 Elm Street – Suite 4300 Dallas, TX 75270	Record	10.0%

California Fund	Class A	Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	19.8%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	6.1%

California Fund	Class B	Virginia F. Fry Trust 45800 E. 10th Street, Sp. 1 Lancaster, CA 93535	Record	11.9%

		Citigroup Global Markets, Inc.* 388 Greenwich Street New York, NY 10013	Record	51.7%

Colorado Fund	Class A	Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	6.5%

		Southwest Securities, Inc. 1201 Elm Street – Suite 4300 Dallas, TX 75270	Record	6.6%

Colorado Fund	Class B	Dirk Nelson 4393 Lyndenwood Point Highland Ranch, CO 80130-8814	Record	14.2%

		Louis P. Barrientos and Helen B. Barrientos 2866 Caulkins Place Broomfield, CO 80020	Record	6.3%

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
		Alban J. Schmidt Living Trust P.O. Box 1157 Berthoud, CO 80513-2157	Record	6.2%

		Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	7.6%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	14.2%

		Primevest Financial Services, Inc. 400 First Street South, Suite 300 St. Cloud, MN 56301-3600	Record	9.4%

		A. G. Edwards & Sons, Inc. One North Jefferson Avenue St. Louis, MO 63103	Record	12.1%

Connecticut Fund	Class A	Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. One Pershing Plaza Jersey City, NJ 07399	Record	6.5%

Connecticut Fund	Class B	Einar Albin Lundberg Revocable Trust 39 Lynne Terrace Shelton, CT 06484	Record	5.0%

		Janney Montgomery Scott, LLC 1801 Market Street Philadelphia, PA 19103-1675	Record	7.1%

Florida Fund	Class A	First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	5.2%

Florida Fund	Class B	Roberta Sprintz Henry Revocable Trust 7760 S. W. 132nd Street Miami, FL 33156	Record	11.3%

		Julia F. Meyers 7930 Ascot Place Vero Beach, FL 32966-5117	Record	6.7%

		Peggy J. Mason 380 Flamingo Drive Venice, FL 34285	Record	6.9%

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
		Lena Letourneau Trust 8354 Coral Street Spring Hill, FL 34606	Record	5.4%

		Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	18.1%

		Janney Montgomery Scott, LLC 1801 Market Street Philadelphia, PA 19103-1675	Record	13.0%

Georgia Fund	Class A	Henry L. Fuqua 1101 Parrotts Cove Road Greensboro, GA 30642	Record	12.3%

		Edward G. Johnson and Patricia A. Johnson 1510 Braiden Road Dalton, GA 30720	Record	14.1%

		A. G. Edwards & Sons, Inc. One North Jefferson Avenue St. Louis, MO 63103	Record	14.2%

Georgia Fund	Class B	Richard W. Spier 63 Regina Drive Marietta, GA 30068-3666	Record	15.8%

		George V. Blake and Agatha A. Blake 10660 Motley Court Pensacola, FL 32514	Record	6.2%

		Citigroup Global Markets, Inc.* 388 Greenwich Street New York, NY 10013	Record	36.9%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	10.3%

		A. G. Edwards & Sons, Inc. One North Jefferson Avenue St. Louis, MO 63103	Record	8.5%

Maryland Fund	Class A	Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	7.5%

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
		Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. One Pershing Plaza Jersey City, NJ 07399	Record	7.1%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	7.8%

		Edward D. Jones & Company 201 Progress Parkway Maryland Heights, MO 63043-8500	Record	10.1%

		Legg Mason Wood Walker, Inc. 100 Light Street – 28th Floor Baltimore, MD 21202	Record	9.3%

Maryland Fund	Class B	Lottie A. Hastings 404 Owens Road Queen Anne, MD 21657	Record	5.6%

		Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	7.2%

		Bear Stearns Securities, Corp. One Metrotech Center North – 4th Floor Brooklyn, NY 11201-3862	Record	6.9%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	7.4%

		Legg Mason Wood Walker, Inc. 100 Light Street – 28th Floor Baltimore, MD 21202	Record	12.5%

		Ferris, Baker Watts, Incorporated 1700 Pennsylvania Avenue, NW Washington, DC 20006	Record	15.1%

Massachusetts Fund	Class B	Luigia Miles and Donald Miles 30 Stinson Road Andover, MA 01810	Record	7.8%

		William Destefano and Elodie Destefano 10 Green Lane Rehoboth, MA 02769	Record	5.3%

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
Michigan Fund	Class A	Fahnestock & Company, Inc. 125 Broad Street – 16th Floor New York, NY 10005-2472	Record	6.8%

Michigan Fund	Class B	Fahnestock & Company, Inc. 125 Broad Street – 16th Floor New York, NY 10005-2472	Record	7.0%

		First Clearing, LLC* 10700 North Park Drive Glen Allen, VA 23060	Record	39.1%

		Robert W. Baird & Co., Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5302	Record	8.6%

Minnesota Fund	Class A	Donald J. Kiel 604 Marie Lane North Mankato, MN 56003	Record	6.0%

Minnesota Fund	Class B	RBC Dain Rauscher, Inc. 60 South 6th Street Minneapolis, MN 55402-4422	Record	7.2%

		Catherine M. Marien 1079 Colette Place Saint Paul, MN 55116	Record	9.4%

		Harold J. Mareck and Yolanda L. Mareck 1925 South 14th Street Saint Cloud, MN 56301	Record	14.7%

		Robert E. Mehner 4142 Colfax Avenue Minneapolis, MN 55412-1732	Record	6.2%

		Sylvia A. Dee 31237 Oak Street North Pequot Lakes, MN 56472-2629	Record	8.4%

		Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	9.6%

		Edward D. Jones & Company 201 Progress Parkway Maryland Heights, MO 63043-8500	Record	9.0%

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
Missouri Fund	Class A	UBS Financial Services, Inc. 1000 Harbor Boulevard - 7th Floor Weehawken, NJ 07086	Record	21.7%

		Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	11.7%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	6.7%

		Stifel Nicolaus & Company, Inc. 501 North Broadway St. Louis, MO 63102	Record	6.5%

		A. G. Edwards & Sons, Inc. One North Jefferson Avenue St. Louis, MO 63103	Record	11.7%

Missouri Fund	Class B	Mildred Litton Revocable Trust P.O. Box 695 Chillicothe, MO 64601	Record	15.3%

		National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	Record	5.4%

		Citigroup Global Markets, Inc.* 388 Greenwich Street New York, NY 10013	Record	56.5%

		A. G. Edwards & Sons, Inc. One North Jefferson Avenue St. Louis, MO 63103	Record	5.6%

New Jersey Fund	Class B	Frederick Ecker and Claire L. Ecker 84 Briarwood Drive Little Egg Harbor, NJ 08087	Record	5.0%

		Bear Stearns Securities Corp. One Metrotech Center North – 4th Floor Brooklyn, NY 11201-3862	Record	6.7%

North Carolina Fund	Class B	National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	Record	5.7%

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
		Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	6.1%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	6.0%

		Edward D. Jones & Company 201 Progress Parkway Maryland Heights, MO 63043-8500	Record	6.0%

North Carolina Fund	Class B	Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	14.6%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	6.2%

		Edward D. Jones & Company 201 Progress Parkway Maryland Heights, MO 63043-8500	Record	16.5%

		Legg Mason Wood Walker, Inc. 100 Light Street – 28th Floor Baltimore, MD 21202	Record	8.2%

		Morgan Keegan & Company, Inc. Morgan Keegan Tower 50 Front Street Memphis, TN 38103	Record	15.9%

Ohio Fund	Class B	Joseph A. Plata Trust 4323 Bruening Drive Parma, OH 44134	Record	5.4%

		Citigroup Global Markets, Inc.* 388 Greenwich Street New York, NY 10013	Record	46.9%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	12.4%

Oregon Fund	Class A	Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	7.0%

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
Oregon Fund	Class B	Henry Splonski and Maryann Splonski 1645 Church Street Salem, OR 97303	Record	6.9%

		Edgar E. Furber 4006 N.E. Skidmore Street Portland, OR 97211	Record	8.6%

		Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	7.3%

Pennsylvania Fund	Class A	First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	19.4%

Pennsylvania Fund	Class B	Richard J. Seifert 1851 Funston Avenue Pittsburgh, PA 15235	Record	5.2%

		Mary R. Koch 1252 Dahlia Road Warminster, PA 18974	Record	5.6%

		First Clearing, LLC 10700 North Park Drive Glen Allen, VA 23060	Record	5.6%

Virginia Fund	Class B	John W. Bunting Revocable Trust 328 Bunting Point Road Yorktown, VA 23693	Record	8.8%

		Edgar W. Ford Jr. 6479 Midday Lane Mechanicsville, VA 23111	Record	6.9%

		Gerald A. Greenwood 6806 Lumsden Street McLean, VA 22101	Record	6.2%

		Citigroup Global Markets, Inc. 388 Greenwich Street New York, NY 10013	Record	15.5%

Cash Management Fund

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
Cash Management Fund	Class A	First Investors Corporation 401(k) Employee Savings Plan 95 Wall Street New York, NY 10005	Record	9.0%

		First Investors Corporation 95 Wall Street New York, NY 10005	Record	15.0%

Cash Management Fund	Class B	Estate of Winston Edwards Jr. 486 Palmetto Road Bridgeport, CT 06606	Record	16.9%

Government Fund

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
Government Fund	Class A	First Investors Corporation 95 Wall Street New York, NY 10005	Record	6.8%

Fund for Income

Fund	Title of Class	Name and Address of Owner	Type of Ownership	Percentage of Class
Fund for Income	Class A	First Investors Corporation 95 Wall Street New York, NY 10005	Record	10.0%

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CONTROL NUMBER

PROXY SOLICITED BY THE BOARD OF TRUSTEES

For The Special Meeting Of Shareholders – October 28, 2005

The undersigned hereby appoints Carol Lerner Brown and Geeta Alphonso-Napoli, and each of them separately, as his or her attorney and proxy with full power of substitution to each, and hereby authorizes them to represent and act, with respect to all shares of each of the separate investment companies or series listed on the reverse side (“Funds”), held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m. Eastern time, on October 28, 2005, at 95 Wall Street, New York, New York 10005, and at any adjournment or postponement thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

See The Reverse Side For Proposals

Please mark, sign, date, fold and return promptly in the enclosed envelope.

You may also enter your voting instructions:

1.  via the Internet at www.myproxyonline.com or

2.  via touchtone phone by calling toll-free 1-866-437-4714.

If you are voting by Internet or phone, enter your control number located in the upper right-hand corner of this proxy card and follow the instructions provided.

For any questions regarding the proposals or how to cast your vote, call toll-free 1-800-591-6313.

Representatives are available to assist you Monday through Friday 9:30 a.m. to 10:00 p.m. Eastern time.

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This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made on the reverse side, this proxy will be voted FOR the proposals.

 The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies.  Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on this proxy card.

Joint owners should each sign.

When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, this signature should be that of an authorized officer, please sign in full corporate name and indicate the signer’s title. If a partnership, sign in the partnership name by authorized person and indicate the signer’s title.

Signature (owner, trustee, custodian, etc.)	Date

Additional Signature if held jointly	Date

FIRST INVESTORS FUNDS	CONTROL NUMBER

Please cast your vote by marking the blocks below.      Example:  ☒

TO VOTE ALL PROPOSALS IN THE SAME MANNER	VOTE ALL PROPOSALS AS:
FOR ALL OF YOUR INVESTMENTS, PLEASE CHECK	FOR	AGAINST	ABSTAIN
ONE OF THESE THREE BOXES.	☐	☐	☐

PLEASE NOTE:  Marking AGAINST or ABSTAIN above will count as a WITHHOLD for proposal 1.  If a ballot is marked both above this note and below it, the mark above will override any marks made below.  For questions on using this ballot, or if you wish to vote for the trustees separately for each of your investments, please call the toll-free number 1-800-591-6313.

To Vote Each Proposal Individually, Please Check The Appropriate Boxes Below

1. To Elect the following individuals as Trustees for the First Investors Funds listed below:

FOR ALL

WITHHOLD ALL

FOR ALL EXCEPT*

(1) Charles R. Barton, III (2) Stefan L. Geiringer (3) Robert M. Grohol (4) Kathryn S. Head (5) Arthur M. Scutro, Jr. (6) James M. Srygley (7) John T. Sullivan (8) Robert F. Wentworth	☐	☐	☐
* Instruction: To withhold authority to vote for any Nominees, mark “FOR ALL EXCEPT” and write the number(s) of the Nominee(s) on the line below.

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2. To Approve the Reorganization(s) for:	Type	Proxy ID	FOR	AGAINST
ABSTAIN

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THANK YOU FOR CASTING YOUR VOTE.

Please fold this ballot and return it in the enclosed postage paid envelope.